================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ------------------

                              AMENDMENT NO.  2
                                     TO

                               SCHEDULE 13E-3
                      RULE 13E-3 TRANSACTION STATEMENT
      (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934
               AND RULE 13E-3 (SECTION  240.13E-3) THEREUNDER)

                             ------------------

                   BANKERS FIDELITY LIFE INSURANCE COMPANY
                            (Name of the Issuer)

                   BANKERS FIDELITY LIFE INSURANCE COMPANY
                        ATLANTIC AMERICAN CORPORATION
                              J. MACK ROBINSON
                     (Name of Persons Filing Statement)

                             ------------------

                        COMMON STOCK, $1.00 PAR VALUE
                       (Title of Class of Securities)

                             ------------------

                                 066131-10-3
                    (CUSIP Number of Class of Securities)

                             ------------------

                            HILTON H. HOWELL, JR.
                   BANKERS FIDELITY LIFE INSURANCE COMPANY
                          4370 PEACHTREE ROAD, N.E.
                           ATLANTA, GEORGIA 30319
                               (404) 266-5500

  (NAMES, ADDRESSES AND TELEPHONE NUMBERS OF PERSONS AUTHORIZED TO RECEIVE
      NOTICES AND COMMUNICATIONS ON BEHALF OF PERSONS FILING STATEMENT)

                             ------------------
                                with copy to:

                             DOM H. WYANT, ESQ.
                         JONES, DAY, REAVIS & POGUE
                          3500 ONE PEACHTREE CENTER
                         303 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA 30308
                               (404) 521-3939

                             ------------------

         THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE
         BOX):
         A. / /   THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION
STATEMENT SUBJECT TO REGULATION 14A, REGULATION
14C, OR RULE 13E-3(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934.
         B. / /   THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933.
         C. / /   A TENDER OFFER.
         D. / /   NONE OF THE ABOVE.
         CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING BOX (a) ARE PRELIMINARY COPIES: / /

                          CALCULATION OF FILING FEE
-------------------------------------------------------------------------------
 TRANSACTION VALUATION*  $1,263,518.75      AMOUNT OF FILING FEE       $253.00
-------------------------------------------------------------------------------



         / / Check box if any part of the fee is offset as provided by Rule O-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                             -------------------

         Amount Previously Paid:$253.00
         Form or Registration No.:Schedule 13E-3
         Filing Party: Listed above
         Date Filed:   January 10, 1996

         Instruction: Eight copies of this statement, including all exhibits, should be filed with the Commission.

* For purposes of calculating fee only. The amount of the filing fee, calculated in accordance with Rule 0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of 1% of the product of (a) 202,163 (the maximum number of shares of Common Stock to be converted into cash pursuant to the merger of BF Acquisition Corporation with and into Bankers Fidelity Life Insurance Company and (b) $6.25 (the cash price per share of Common Stock to be paid in the merger).

================================================================================

                               INTRODUCTORY NOTE


    This Transaction Statement on Schedule 13E-3 (the "Statement") is being filed with the Securities and Exchange Commission (the "Commission") by Bankers Fidelity Life Insurance Company, a Georgia corporation (the "Company"), Atlantic American Corporation, a Georgia corporation ("AAC"), AND J. MACK ROBINSON, in connection with the filing under the Securities Exchange Act of 1934, as amended, of a proxy statement.

    This Statement relates to a proposal to approve an Agreement of Merger dated January 5, 1996, between the Company, AAC and BF Acquisition Corporation, a Georgia corporation and a wholly owned subsidiary of AAC ("BFAC"), pursuant to which BFAC would be merged with and into the Company (the "Merger"). Upon the consummation of the Merger, each share of the Company's common stock, $1.00 par value ("Common Stock"), other than shares of Common Stock held in the Company's treasury, owned by BFAC or owned by shareholders who properly exercise their dissenters' rights, will be converted into the right to receive $6.25 in cash per share.

    Concurrently with the filing of this Statement, the Company is filing DEFINITIVE copies of a Proxy Statement (the "Proxy Statement"), Letter to Shareholders, Notice of Special Meeting of Shareholders, and form of Proxy Card with the Commission. Pursuant to General Instruction F to Schedule 13E-3, the cross-reference sheet below shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement and such information is hereby incorporated by reference. Where substantially identical information required by Schedule 13E-3 is included under more than one caption, reference is made to only one caption of the Proxy Statement.

                             CROSS REFERENCE SHEET

Item of                    Location in Proxy Statement
Schedule 13E-3             (for incorporation by reference)


ITEM 1   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) Cover Page of Proxy Statement, "Incorporation of Documents by Reference"
         (b) Cover Page of Proxy Statement, "The Special Meeting -- Voting
             Rights, Votes Required for Approval and Proxy Information"
         (c) "Absence of Public Market for Common Stock; Dividends -- Trading
             of the Common Stock"
         (d) "Absence of Public Market for Common Stock; Dividends --
             Dividends"
         (e) Not applicable
         (f) "Absence of Public Market for Common Stock; Dividends -- Trading of the Common Stock"


ITEM 2   IDENTITY AND BACKGROUND.


This Schedule 13E-3 is being filed by the Company, the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction, by Atlantic American Corporation ("AAC"), the ultimate parent of the issuer, AND BY J. MACK ROBINSON, AN AFFILIATE OF THE COMPANY AND AAC.


     (a)-(d)  Schedule I
     (e)-(f)  None
         (g)  Schedule I

ITEM 3   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)  "Special Factors -- Interests of Certain Persons in the Merger"
         (b)  Not applicable

ITEM 4   TERMS OF THE TRANSACTION.

         (a)  "The Merger -- Terms of the Merger Agreement"
         (b) "Special Factors -- Purpose and Effects of the Merger"; "The Merger -- Terms of the Merger Agreement"

ITEM 5   PLANS OF PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(f)  Not applicable
         (g)  "Special Factors -- Purpose and Effects of the Merger"

ITEM 6   SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

   (a)-(b)   "The Merger -- Source of Funds"
   (c)-(d)   Not applicable

ITEM 7   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

       (a)   "Special Factors -- Purpose and Effects of the Merger";
             "Special Factors -- Background of the Merger";
             "Special Factors -- Recommendation of the Special
             Committee and the Board of Directors"
   (b)-(c)   "Special Factors -- Background of the Merger"; "Special
             Factors -- Recommendation of the Special Committee and the
             Board of Directors"
       (d) "Special Factors -- Purpose and Effects of the Merger"; "The Merger -- Terms of the Merger Agreement"; "The Merger -- Certain Federal Income Tax Consequences of the Merger"

ITEM 8   FAIRNESS OF THE TRANSACTION.

   (a)-(b) "Special Factors -- Background of the Merger"; "Special Factors -- Recommendation of the Special Committee and the Board of Directors"; "SPECIAL FACTORS -- POSITION OF AFFILIATES AS TO FAIRNESS"

       (c) "The Special Meeting -- Voting Rights, Votes Required for Approval and Proxy Information"
   (d)-(e) "Special Factors -- Background of the Merger"; "Special Factors -- Recommendation of the Special Committee and the Board of Directors"
       (f)    Not applicable

ITEM 9   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

   (a)-(b) "Special Factors -- Background of the Merger"; "Special Factors -- Opinion of Financial Advisor"
       (c)   "Special Factors -- Opinion of Financial Advisor"

ITEM 10  INTEREST OF SECURITIES OF THE ISSUER.

       (a)   "Security Ownership of Certain Beneficial Owners and Management"
       (b)   Not applicable

ITEM 11 CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

             "The Merger -- Terms of the Merger Agreement"

 ITEM 12 PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

   (a)-(b) "The Special Meeting -- Voting Rights, Votes Required for Approval and Proxy Information"; "SPECIAL FACTORS -- POSITION OF AFFILIATES AS TO FAIRNESS"

ITEM 13  OTHER PROVISIONS OF THE TRANSACTION.

       (a)   "The Merger -- Dissenters' Rights"; Annex C
   (b)-(c)   Not applicable

ITEM 14  FINANCIAL INFORMATION.

       (a) "Selected Financial Data"; "RECENT DEVELOPMENTS"; the financial statements listed in Item 14(a)(1) and Item 14(a)(2) and included in the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1995, respectively, each of which are incorporated by reference in the Proxy Statement
       (b)   Not applicable

ITEM 15  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

       (a) "The Special Meeting -- Voting Rights, Votes Required for Approval and Proxy Information"
       (b)   Not applicable

ITEM 16  ADDITIONAL INFORMATION.

             The Proxy Statement and the Schedule and Annexes attached thereto

ITEM 17  MATERIAL TO BE FILED AS EXHIBITS.

     (a)     Not applicable
     (b)(1) Opinion of J.C. Bradford & Co. incorporated herein by reference from "Annex B" of the Proxy Statement, included as Exhibit (d)(1) hereto

        (2)  Presentation Materials of J.C. Bradford & Co. dated January 5,
             1996

     (c) Agreement of Merger dated January 5, 1996 by and among the Company, AAC and BFAC, incorporated by reference from "Annex A" of the Proxy Statement, included as Exhibit (d)(1) hereto
     (d)(1) Letter to Shareholders of the Company; Notice of Special Meeting of Shareholders of the Company; Proxy Statement of the Company; Form of Proxy Card
        (2) The pertinent pages of the Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and the Quarterly Report on Form 10-Q of the

                 Company for the quarter ended September 30, 1995 are hereby incorporated by reference
         (e) Dissenters' rights provisions of the Georgia Business Corporation Code incorporated herein by reference from "Annex C" of the Proxy Statement, included as Exhibit (d)(1) hereto
         (f)     Not applicable

                                 SIGNATURES

        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:   MARCH 4, 1996


                                    BANKERS FIDELITY LIFE INSURANCE
                                     COMPANY


                                    By: /s/  Hilton Howell
                                       ------------------------------
                                       Hilton Howell
                                       Executive Vice President

                                    ATLANTIC AMERICAN CORPORATION


                                    By: /s/  Hilton Howell
                                       ------------------------------
                                       Hilton Howell
                                       President and Chief Executive
                                          Officer


                                     /s/  J. MACK ROBINSON
                                    ---------------------------------
                                    J. MACK ROBINSON

                                 EXHIBIT INDEX

  Exhibit
  Number                          Description
  ------                          -----------
    (a)     Not applicable
    (b)(1)  Opinion of J.C. Bradford & Co. incorporated herein by reference from "Annex B" of the Proxy Statement, included as Exhibit (d)(1) hereto
       (2)  Presentation Materials of J.C. Bradford & Co. dated January 5, 1996
    (c)     Agreement of Merger dated January 5, 1996 by and among the Company, AAC and BFAC, incorporated by reference from "Annex A" of the Proxy Statement, included as Exhibit (d)(1) hereto
    (d)(1)  Letter to Shareholders of the Company; Notice of Special Meeting of Shareholders of the Company; Proxy
            Statement of the Company; Form of Proxy Card
       (2)  The pertinent pages of the Annual Report on Form 10-K of the Company for the year ended December 31,
            1994 and the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1995 are hereby incorporated by reference
    (e)     Dissenters' rights provisions of the Georgia Business Corporation Code incorporated herein by reference from "Annex C" of the Proxy Statement, included as Exhibit (d)(1) hereto
    (f)     Not applicable

                                                                  EXHIBIT (b)(2)

                                INFORMATION FOR





                                BANKERS FIDELITY
                             LIFE INSURANCE COMPANY







                                JANUARY 5, 1996



                              J. C. BRADFORD & CO.

BANKERS FIDELITY
--------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis


                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
--------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

 BANKERS FIDELITY LIFE INSURANCE COMPANY
 RECORD OF STOCK SALES




* Transfers received by Transfer Agent from                               * Shareholder sales directly to
  shareholder sales directly to brokers.                                    Atlantic American Corporation

                                                                                                           TOTAL
            DATE OF       NUMBER OF           PRICE                                       NUMBER OF        SHARES            PRICE
           TRANSFER        SHARES           PER SHARE                     YEAR(1)         PURCHASES       PURCHASED        PER SHARE
           --------      ----------         ---------                     --------        ---------       ---------        ---------
           01/23/95          153             $4.00                          1994             5              1,378            $5.00
           02/07/95          153              4.00
           02/07/95           79              4.00                        02/07/95                          1,803             5.00
           02/07/95        2,119              4.00                        02/16/95                          1,377             5.00
           04/03/95          190              5.00                        04/03/95                             57             5.00
           05/15/95        1,257              5.00                        04/14/95                            128             5.00
           05/19/95        1,257              5.00                        05/09/95                          2,743             5.75
           09/25/95          335              5.00                        05/19/95                             78             5.00
           10/27/95          278              5.00                        05/31/95                            385             5.00
           10/27/95          187              4.50                        06/27/95                            453             5.00
           11/16/95        2,091              5.00                        08/01/95                            215             5.00
           12/12/95           92              4.00
                                                                         1995 Total                         7,239
           1995 Total      8,191

(1) Through 12/31/95.



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

                    BANKERS FIDELITY LIFE INSURANCE COMPANY
                               SUMMARY VALUATION

Bankers Fidelity Financial Position (1)(2)              Financials             Per Share
                                                        ----------             ---------
         Assumed current market price:                     $14,935               $5.00
         Book value (GAAP):                                 21,743                7.28

         1995 Earnings (GAAP):                               1,427                0.48
         1996 Earnings (GAAP):                                 951                0.32

         LTM Oper. Income (GAAP):(3)                           976                0.33
         LTM Pre-tax Earnings (GAAP):                        1,363                0.46
         LTM Earnings (GAAP):                                1,459                0.49

         12/94 Book Value (SAP):                            12,563                4.21
         9/95 Book Value (SAP):                             14,394                4.82

PREMIUM ANALYSIS

                                                        Adjusted   Per Share                    Per Share                  Per Share
         Insurance "Squeeze-Out" Premiums               Average    Valuation          Average   Valuation         Median   Valuation
                                                        -------    ---------          -------   ---------         ------   ---------
                 One day premium                         24.90%      $6.25             25.60%      $6.28          23.60%      $6.18
                 One week premium                        30.33%       6.52             31.67%       6.58          30.10%       6.51
                 Four week premium                       33.61%       6.68             37.52%       6.88          36.50%       6.83

         All Industry "Squeeze-Out" Premiums

                 One day premium                         24.07%      $6.20             24.78%      $6.24          21.99%      $6.10
                 One week premium                        26.76%       6.34             27.01%       6.35          22.00%       6.10
                 Four week premium                       32.12%       6.61             33.22%       6.66          28.75%       6.44

         Insurance Company 100% Acquisition Premiums

                 One day premium                         20.19%      $6.01             22.30%      $6.12          19.60%      $5.98
                 One week premium                        22.71%       6.14             24.90%       6.25          17.20%       5.86
                 Four week premium                       25.14%       6.26             29.07%       6.45          21.50%       6.08

(1) Per share figures based on 2,987,087 shares outstanding.
(2) Latest Twelve Month numbers for Bankers Fidelity are as of 9/30/95.
(3) Operating income defined as pre-tax income less realized investment gains


                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

                       BANKERS FIDELITY LIFE INSURANCE
                              SUMMARY VALUATION



MULTIPLE ANALYSIS

                                                                                  Larger                    Smaller
                                                  Overall     Per Share            Cap.     Per Share         Cap.     Per Share
    Comparable Insurance Companies               Adj. Avg.    Valuation          Adj. Avg.  Valuation       Adj. Avg.  Valuation
                                                 ---------    ---------          ---------  ---------       ---------  ---------
            9/95 Book value per share (GAAP):       1.21x       $8.82              1.47x      $10.73           1.03x      $7.47

            LTM Oper. Income (GAAP):                6.80x        2.22              7.40x        2.42           6.07x       1.98
            LTM Pre-tax Earnings (GAAP)             6.36x        2.90              7.31x        3.34           5.47x       2.50
            LTM Earnings (GAAP)                     9.36x        4.57             11.19x        5.46           7.91x       3.86

            1995 Earnings (GAAP):                   9.66x        4.61             11.30x        5.40           8.45x       4.04
            1996 Earnings (GAAP):                   9.20x        2.93             10.04x        3.20           8.25x       2.63

            9/95 Book Value (SAP):                               4.82

                                                                                  Larger                    Smaller
                                                  Overall     Per Share            Cap.     Per Share         Cap.      Per Share
                                                  Average     Valuation          Average    Valuation        Average    Valuation
                                                  -------     ---------          -------    ---------        -------    ---------
            9/95 Book value per share (GAAP):       1.22x       $8.87              1.44x      $10.52           1.03x       $7.46

            LTM Oper. Income (GAAP):                6.80x        2.22              7.41x        2.42           6.28x        2.05
            LTM Pre-tax Earnings (GAAP)             6.40x        2.92              7.33x        3.34           5.61x        2.56
            LTM Earnings (GAAP)                     9.38x        4.58             11.13x        5.44           7.89x        3.85

            1995 Earnings (GAAP):                   9.61x        4.59             11.10x        5.31           8.32x        3.98
            1996 Earnings (GAAP):                   9.08x        2.89              9.84x        3.13           7.95x        2.53

                                                                                  Larger                     Smaller
                                                   Overall    Per Share            Cap.     Per Share          Cap.      Per Share
                                                   Median     Valuation           Median    Valuation         Median     Valuation
                                                   -------    ---------           ------    ---------        -------     ---------
            9/95 Book value per share (GAAP):       1.18x       $8.59              1.51x      $10.97           1.01x       $7.35

            LTM Oper. Income (GAAP):                6.98x        2.28              7.29x        2.38           6.55x        2.14
            LTM Pre-tax Earnings (GAAP)             6.01x        2.74              7.47x        3.41           5.45x        2.49
            LTM Earnings (GAAP)                     8.91x        4.35             11.60x        5.66           7.25x        3.54

            1995 Earnings (GAAP):                   9.59x        4.59             11.42x        5.46           9.28x        4.43
            1996 Earnings (GAAP):                   9.28x        2.96             10.34x        3.29           8.25x        2.63



                                                             J.C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

                   BANKERS FIDELITY LIFE INSURANCE COMPANY
                              SUMMARY VALUATION



MULTIPLE ANALYSIS

                                                   Adjusted    Per Share                    Per Share                    Per Share
                                                    Average    Valuation          Average   Valuation          Median    Valuation
                                                   --------    ---------          -------   ---------          ------    ---------
    Insurance "Squeeze-Out" Transaction Multiples
            Book Value (GAAP)                         1.18x      $8.60              1.30x      $9.44             1.04x      $7.55
            LTM Earnings (GAAP)                      12.97x       6.34             13.48x       6.58            11.31x       5.53
            LTM Pre-Tax Earnings (GAAP)              10.98x       5.01             10.76x       4.91            10.98x       5.01





    Insurance Company 100% Acquisition Multiples

            Book Value (GAAP)                         1.44x     $10.46              1.51x     $10.99             1.31x      $9.53
            LTM Earnings (GAAP)                      14.62x       7.14             14.92x       7.29            13.39x       6.54
            LTM Pre-Tax (GAAP)                       10.39x       4.74             10.84x       4.95            10.01x       4.57




DISCOUNTED CASH FLOW

         GAAP Net Income Exit Multiple            See Valuation Matrix

         GAAP Book Value Exit Multiple            See Valuation Matrix


                                                             J.C. BRADFORD & CO.

BANKERS FIDELITY
--------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
--------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
LATEST TWELVE MONTHS GAAP INCOME STATEMENTS


                                                                                                                       (IN 000S)

                                           FYE       PERCENT     YTD       PERCENT      YTD      PERCENT       LTM      PERCENT
                                         DEC. 31,   OF TOTAL   SEP. 30,    OF TOTAL   SEP. 30,   OF TOTAL    SEP. 30,   OF TOTAL
                                          1994       REVENUE     1994      REVENUE      1995     REVENUE       1995     REVENUE
                                         -------    --------   --------    --------   --------   --------    --------   --------
REVENUE:
 Insurance premiums                      $11,947      83.0%    $ 8,514      82.4%     $ 8,193      79.1%     $11,626      80.6%
 Investment income                         2,243      15.6%      1,609      15.6%       1,775      17.1%       2,409      16.7%
 Realized investment gains                   206       1.4%        206       2.0%         387       3.7%         387       2.7%
                                         -----------------     -----------------      -----------------      -----------------
   Total Revenue                          14,396     100.0%     10,329     100.0%      10,355     100.0%      14,422     100.0%


BENEFITS AND EXPENSES:
 Insurance benefits and losses             7,245      50.3%      5,606      54.3%       4,351      42.0%       5,990      41.5%
 Commissions and underwriting              6,251      43.4%      4,269      41.3%       5,087      49.1%       7,069      49.0%
 Other                                         0       0.0%          0       0.0%           0       0.0%           0       0.0%
                                         -----------------     -----------------      -----------------      -----------------
                                          13,496      93.7%      9,875      95.6%       9,438      91.1%      13,059      90.5%

   Total operating income                    900       6.3%        454       4.4%         917       8.9%       1,363       9.5%

Income tax expense (benefit)                 184       1.3%         63       0.6%        (217)     -2.1%         (96)     -0.7%
                                         -----------------     -----------------      -----------------      -----------------
    Income after tax                         716       5.0%        391       3.8%       1,134      11.0%       1,459      10.1%

Extraordinary gain - utilization of NOL        0       0.0%          0       0.0%           0       0.0%           0       0.0%
Cumulative effect of change in
  accounting principle                         0       0.0%          0       0.0%           0       0.0%           0       0.0%
                                         -----------------     -----------------      -----------------      -----------------

    Net Income                           $   716       5.0%    $   391       3.8%     $ 1,134      11.0%     $ 1,459      10.1%
                                         =================     =================      =================      =================


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
GAAP INCOME STATEMENTS


                                                                                                               (In 000s)
                                                      HISTORICAL                               PROJECTED
FYE December 31,                              1992       1993        1994        1995       1996       1997       1998
                                            -------    -------     -------     -------    -------    -------    -------
REVENUE:
 Insurance premiums                         $11,630    $11,219     $11,947     $10,949    $11,148    $12,004    $13,113
 Investment income                            2,599      2,180       2,243       2,351      2,405      2,526      2,652
 Realized investment gains                    1,640         62         206         456        250        250        250
                                            -------    -------     -------     -------    -------    -------    -------
   Total Revenue                             15,869     13,461      14,396      13,756     13,804     14,779     16,015


BENEFITS AND EXPENSES:
 Insurance benefits and losses                7,770      6,753       7,245       5,776      6,674      7,166      8,141
 Commissions and underwriting                 6,181      5,586       6,251       6,770      5,861      6,138      6,066
 Other                                         (320)         0           0           0          0          0          0
                                            -------    -------     -------     -------    -------    -------    -------
                                             13,631     12,339      13,496      12,546     12,536     13,303     14,208

   Total operating income                     2,238      1,122         900       1,210      1,268      1,476      1,807

Income tax expense (benefit)                    646        291         184        (217)       317        369        452
                                            -------    -------     -------     -------    -------    -------    -------

    Income after tax                          1,592        831         716       1,427        951      1,107      1,355

Extraordinary gain - utilization of NOL         646          0           0           0          0          0          0
Cumulative effect of change in
  accounting principle                            0      6,114           0           0          0          0          0
                                            -------    -------     -------     -------    -------    -------    -------

    Net Income                              $ 2,238    $ 6,945     $   716     $ 1,427    $   951    $ 1,107    $ 1,355
                                            =======    =======     =======     =======    =======    =======    =======


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
GAAP BALANCE SHEETS

                                                                                                                   (In 000s)

                                                          HISTORICAL                             PROJECTED
                                                  1993       1994     09/30/95      1995       1996       1997       1998
                                                -------     -------  ---------    -------    -------    -------    -------
ASSETS

Cash                                            $ 7,066     $ 3,061   $ 2,253     $ 3,135    $ 3,140    $ 3,182    $ 3,272
Bonds                                            15,947      17,836    21,112      19,990     20,016     20,286     20,859
Stocks                                           11,107      10,710    12,581      11,825     11,840     12,000     12,339
Mortgage Loans                                    2,531       2,303     2,183       2,184      2,187      2,217      2,279
Policy Loans/Other                                1,130       1,376     1,357       1,015      1,016      1,030      1,059
                                                -------     -------   -------     -------    -------    -------    -------
 Total                                           37,781      35,286    39,486      38,149     38,199     38,715     39,808

Deferred Acquisition Costs                        5,495       5,636     5,260       6,098      6,534      7,028      8,061
Other Assets                                      1,664       2,973     2,976       2,678      2,725      2,725      2,725
                                                -------     -------   -------     -------    -------    -------    -------

TOTAL ASSETS                                    $44,940     $43,895   $47,722     $46,925    $47,458    $48,468    $50,594
                                                =======     =======   =======     =======    =======    =======    =======

LIABILITIES & SHAREHOLDERS' EQUITY

Future policy benefits                          $17,548     $17,764   $17,268     $17,634    $18,261    $19,210    $21,026
Unearned premiums                                 1,185       1,065       922         905        905        905        905
Losses and claims                                 2,544       2,474     2,353       2,237      2,237      2,237      2,237
Other policy liabilities                          1,513       1,586     1,540       1,512      1,512      1,512      1,512
Accounts payable and accrued expenses               464         308     1,195         337        337        337        337
Deferred income taxes                             1,288       1,548     2,701         820        820        820        820
                                                -------     -------   -------     -------    -------    -------    -------
 Total liabilities                               24,542      24,745    25,979      23,446     24,073     25,021     26,837

Shareholders' equity
Common stock                                      3,010       3,010     3,010       3,010      3,010      3,010      3,010
Additional paid-in capital                        5,547       5,547     5,547       5,547      5,547      5,547      5,547
Retained earnings                                 9,081       9,797    10,035      10,364     10,269     10,331     10,641
Net unrealized investment gains                   2,920         956     3,311       4,719      4,719      4,719      4,719
Treasury stock                                     (160)       (160)     (160)       (160)      (160)      (160)      (160)
                                                -------     -------   -------     -------    -------    -------    -------
 Total shareholders' equity                      20,398      19,150    21,743      23,480     23,385     23,447     23,757
                                                -------     -------   -------     -------    -------    -------    -------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        $44,940     $43,895   $47,722     $46,925    $47,458    $48,468    $50,594
                                                =======     =======   =======     =======    =======    =======    =======


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
COMMON SIZE GAAP INCOME STATEMENTS


                                                   Historical                              Projected
FYE December 31,                          1992       1993        1994        1995       1996       1997       1998
                                        -------    -------     --------    --------   --------   -------    -------
REVENUE:
 Insurance premiums                      73.3%      83.3%       83.0%       79.6%      80.8%      81.2%      81.9%
 Investment income                       16.4%      16.2%       15.6%       17.1%      17.4%      17.1%      16.6%
 Realized investment gains               10.3%       0.5%        1.4%        3.3%       1.8%       1.7%       1.6%
                                        -----      -----       -----       -----      -----      -----      -----
   Total Revenue                        100.0%     100.0%      100.0%      100.0%     100.0%     100.0%     100.0%


BENEFITS AND EXPENSES:
 Insurance benefits and losses           49.0%      50.2%       50.3%       42.0%      48.4%      48.5%      50.8%
 Commissions and underwriting            39.0%      41.5%       43.4%       49.2%      42.5%      41.5%      37.9%
 Other                                   -2.0%       0.0%        0.0%        0.0%       0.0%       0.0%       0.0%
                                        -----      -----       -----       -----      -----      -----      -----
                                         85.9%      91.7%       93.7%       91.2%      90.8%      90.0%      88.7%

   Total operating income                14.1%       8.3%        6.3%        8.8%       9.2%      10.0%      11.3%

Income tax expense (benefit)              4.1%       2.2%        1.3%       -1.6%       2.3%       2.5%       2.8%
                                        -----      -----       -----       -----      -----      -----      -----

    Income after tax                     10.0%       6.2%        5.0%       10.4%       6.9%       7.5%       8.5%

Extraordinary gain - utilization of NOL   4.1%       0.0%        0.0%        0.0%       0.0%       0.0%       0.0%
Cumulative effect of change in
  accounting principle                    0.0%      45.4%        0.0%        0.0%       0.0%       0.0%       0.0%
                                        -----      -----       -----       -----      -----      -----      -----

    Net Income                           14.1%      51.6%        5.0%       10.4%       6.9%       7.5%       8.5%
                                        =====      =====       =====       =====      =====      =====      =====



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
GAAP BALANCE SHEETS AS PERCENT OF TOTAL REVENUE

                                                          Historical                               Projected
                                                  1993       1994     09/30/95       1995       1996       1997       1998
                                                --------    -------  ----------     -------    -------    ------    --------
ASSETS

Cash                                              63.0%       25.6%      15.6%       28.6%      28.2%      26.5%      25.0%
Bonds                                            142.1%      149.3%     146.4%      182.6%     179.5%     169.0%     159.1%
Stocks                                            99.0%       89.6%      87.2%      108.0%     106.2%     100.0%      94.1%
Mortgage Loans                                    22.6%       19.3%      15.1%       19.9%      19.6%      18.5%      17.4%
Policy Loans/Other                                10.1%       11.5%       9.4%        9.3%       9.1%       8.6%       8.1%
                                                 -----       -----      -----       -----      -----      -----      -----
 Total                                           336.8%      295.4%     273.8%      348.4%     342.6%     322.5%     303.6%

Deferred Acquisition Costs                        49.0%       47.2%      36.5%       55.7%      58.6%      58.5%      61.5%
Other Assets                                      14.8%       24.9%      20.6%       24.5%      24.4%      22.7%      20.8%
                                                 -----       -----      -----       -----      -----      -----      -----

TOTAL ASSETS                                     400.6%      367.4%     330.9%      428.6%     425.7%     403.8%     385.8%
                                                 =====       =====      =====       =====      =====      =====      =====

LIABILITIES & SHAREHOLDERS' EQUITY

Future policy benefits                           156.4%      148.7%     119.7%      161.1%     163.8%     160.0%     160.3%
Unearned premiums                                 10.6%        8.9%       6.4%        8.3%       8.1%       7.5%       6.9%
Losses and claims                                 22.7%       20.7%      16.3%       20.4%      20.1%      18.6%      17.1%
Other policy liabilities                          13.5%       13.3%      10.7%       13.8%      13.6%      12.6%      11.5%
Accounts payable and accrued expenses              4.1%        2.6%       8.3%        3.1%       3.0%       2.8%       2.6%
Deferred income taxes                             11.5%       13.0%      18.7%        7.5%       7.4%       6.8%       6.3%
                                                 -----       -----      -----       -----      -----      -----      -----
 Total liabilities                               218.8%      207.1%     180.1%      214.1%     215.9%     208.4%     204.7%

Shareholders' equity
Common stock                                      26.8%       25.2%      20.9%       27.5%      27.0%      25.1%      23.0%
Additional paid-in capital                        49.4%       46.4%      38.5%       50.7%      49.8%      46.2%      42.3%
Retained earnings                                 80.9%       82.0%      69.6%       94.7%      92.1%      86.1%      81.1%
Net unrealized investment gains                   26.0%        8.0%      23.0%       43.1%      42.3%      39.3%      36.0%
Treasury stock                                    -1.4%       -1.3%      -1.1%       -1.5%      -1.4%      -1.3%      -1.2%
 Total shareholders' equity                      181.8%      160.3%     150.8%      214.4%     209.8%     195.3%     181.2%
                                                 -----       -----      -----       -----      -----      -----      -----

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         400.6%      367.4%     330.9%      428.6%     425.7%     403.8%     385.8%
                                                 =====       =====      =====       =====      =====      =====      =====


                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
-------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
STATUTORY INCOME STATEMENTS


                                                  FYE       PERCENT     YTD      PERCENT     YTD     PERCENT      LTM     PERCENT
                                                DEC. 31,   OF TOTAL   SEP. 30,  OF TOTAL   SEP. 30,  OF TOTAL   SEP. 30,  OF TOTAL
                                                  1994     REVENUE      1994     REVENUE     1995     REVENUE     1995     REVENUE
                                                -------------------   ------------------   ------------------   ------------------
REVENUE:
  Premiums and annuity considerations           $12,983     86.3%      $8,337     84.3%      $8,051     82.3%    $12,697     85.0%
  Investment income                               2,118     14.1%       1,595     16.1%       1,775     18.1%      2,297     15.4%
  Other and reserves                                (58)    -0.4%         (43)    -0.4%         (43)    -0.4%        (57)    -0.4%
                                                ----------------       ---------------       ---------------     ----------------
    Total Revenue                                15,043    100.0%       9,889    100.0%       9,783    100.0%     14,937    100.0%


BENEFITS AND EXPENSES:
  Insurance benefits and losses                   7,217     48.0%       5,706     57.7%       4,793     49.0%      6,304     42.2%
  Commissions                                     2,439     16.2%       1,717     17.4%       1,695     17.3%      2,416     16.2%
  Underwriting and other                          5,111     34.0%       2,685     27.2%       2,814     28.8%      5,239     35.1%
                                                ----------------       ---------------       ---------------     ----------------
                                                 14,766     98.2%      10,108    102.2%       9,301     95.1%     13,959     93.5%

    Total operating income                          276      1.8%        (220)    -2.2%         482      4.9%        978      6.5%

Dividends to policyholders                            2      0.0%           4      0.0%           1      0.0%         (1)     0.0%
Income tax expense (benefit)                        (20)    -0.1%          63      0.6%        (217)    -2.2%       (300)    -2.0%
                                                ----------------       ---------------       ---------------     ----------------

     Income after tax                               295      2.0%        (287)    -2.9%         698      7.1%      1,279      8.6%

Net realized capital gain of (loss)                 208      1.4%         208      2.1%         171      1.7%        170      1.1%
Other                                                 0      0.0%           0      0.0%           0      0.0%          0      0.0%
                                                ----------------       ---------------       ---------------     ----------------

     Net Income                                 $   502      3.3%        ($79)    -0.8%      $  868      8.9%    $ 1,449      9.7%
                                                ================       ===============       ===============     ================


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

BANKERS FIDELITY LIFE INSURANCE COMPANY
STATUTORY BALANCE SHEETS




                                                      12/31/94          09/30/94          09/30/95
CAPITAL & SURPLUS ACCOUNT                             --------          --------          --------
Capital and surplus, Dec. 31, previous year            $12,949           $12,949           $12,563
Net income                                                 502               (79)              868
Change in net unrealized gains or losses                  (333)             (289)            2,954
Change in non-admitted assets                             (673)             (611)             (120)
Change in reserve on account (increase) decrease           117                23              (975)
Dividends to stockholders                                    0                 0              (896)
                                                      --------          --------          --------
         Total                                         $12,563           $11,994           $14,394




                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
-------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis


                                                          J.C. Bradford & Co.

BANKERS FIDELITY
--------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
-------------------------------------------------------------------------------



        ACQUISITIONS OF REMAINING INTERESTS BY MAJORITY SHAREHOLDERS
                           INSURANCE INDUSTRY ONLY
                    TRANSACTIONS FROM 1/1/91 TO 12/31/95

                                                                                      DEAL VALUE
                                                                  DEAL VALUE AS      AS A MULTIPLE     STOCK PRICE
                                                VALUE           A MULTIPLE OF GAAP     OF STAT(1)       PREMIUM %
                                                 OF   PRICE     ------------------   -------------   ---------------   % OF
  DATE     DATE                                 DEAL   PER    BOOK    LTM       LTM    CAPITAL&      ONE  ONE  FOUR   SHARES
  ANN.     EFF.     ACQUIROR/TARGET            ($MIL)  SHARE  VALUE NET INCOME PRETAX   SURPLUS      DAY  WEEK WEEKS ACQUIRED STATUS
  ----     ----     ---------------            ------  -----  ----- ---------- ------   -------      ---  ---- ----- -------- ------
08/16/90 03/26/91 Academy Mergerco Inc        $  46.8  $1.33   0.98   25.30     16.14     3.03       21.1  24.7  21.1   50 Completed
                  Academy Insurance Group Inc

03/20/92 07/31/92 BLV Acquisition Corp           16.9   6.30   0.78   17.00     13.35     1.12       44.0  57.5  40.0   45 Completed
                  Belvedere Corp

07/30/92  Pending United Insurance Cos            1.8   8.40   1.06    5.22       N/A     1.10        N/A   N/A   N/A   23 Pending
                  Chesapeake Life Insurance Co

08/17/92 12/31/92 Leucadia National Co          170.3  25.78   2.13   11.31      7.57     3.04       12.1  15.2  28.9   37 Completed
                  PHLCORP Inc

02/19/93 03/23/93 National Mutual Insurance Co    4.1   5.80   0.71    5.36      3.80      N/A       16.0  36.5  36.5   45 Completed
                  Celina Financial Corp

12/27/94 06/13/95 Home Holdings Inc              99.3  10.20   0.51     N/M       N/M     0.63       23.6  23.6  81.3   28 Completed
                  Home Holdings Inc

02/27/95 08/31/95 Conseco Inc                   273.7  23.25   1.22    6.31      3.92     2.89       20.0  30.1  23.2   52 Completed
                  CCP Insurance Inc

08/25/95  Pending Berkshire Hathaway Inc      2,322.8  70.00   3.01   20.18     16.40      N/M       25.6  23.1  25.3   49 Pending
                  GEICO Corp(Berkshire
                    Hathaway)

09/26/95 12/21/95 SCOR                           55.4  15.25   1.02   19.37     16.29     1.14       37.1  35.6  38.6   20 Completed
                  SCOR US Corp(SCOR SA)

12/20/95  Pending ACMAT Corp                     14.6   8.84   1.56   11.27      8.61     2.36       30.9  38.7  42.8   16 Pending
                  United Coasts Corp                           ------------------------------------------------------

                  Average:                                     1.30   13.48     10.76     1.92      25.60 31.67 37.52
                  Average Ex. High and Low:                    1.18   12.97     10.98     1.94      24.90 30.33 33.61
                  Median:                                      1.04   11.31     10.98     1.75      23.60 30.10 36.50

(1) Statutory capital and surplus and net income are as of the calendar year ended prior to the announcement date.





                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
-------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

     BUYOUT PREMIUMS PAID BY MAJORITY SHAREHOLDERS FOR REMAINING INTERESTS
                                 ALL INDUSTRIES
                      TRANSACTIONS FROM 1/1/91 TO 12/31/95

                                                                                                       BUYOUT PREMIUM TO STOCK PRICE
                                                                                                       -----------------------------
                                                                                         VALUE   DEAL   1 DAY    1 WEEK    4 WEEKS
                                                                                           OF    PRICE PRIOR TO  PRIOR TO  PRIOR TO
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                       DEAL    PER    DATE      DATE     DATE
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION              $(MIL)  SHARE ANNOUNCED ANNOUNCED ANNOUNCED
--------  --------  -------------------------------    -------------------------------  -------  ----- --------- --------- ---------
01/03/91  07/03/91  Murphy Oil Corp                    Ocean Drilling & Exploration      $391.8   $19.4   14.0%     24.1%     9.2%
                     Oil and gas exploration, prodn     Oil and gas exploration, prodn
01/25/91  05/17/91  Investor Group                     Medical Management of America       12.9     8.3   65.0%     65.0%    65.0%
                     Investor group                     Operate eye diagnostic centers
02/05/91  09/25/92  Stoneridge Resources Inc           Major Group Inc                      1.5     0.2   10.5%     21.6%    21.6%
                     Produce citrus fruit, juices       Real estate development firm
02/06/91  07/03/91  BHP Hldgs(USA)Inc(Broken Hill)     Hamilton Oil Corp                  524.3    40.0   18.5%     21.2%    31.1%
                     Oil and gas exploration, prodn     Oil and gas exploration, prodn
03/01/91  10/31/91  Air & Water Technologies Corp      Metcalf & Eddy Cos Inc              51.0    19.3   22.2%     16.7%    24.2%
                     Pvd engineering services           Water treatment services
05/01/91  12/02/91  Tele-Communications Inc            United Artists Entertainment     1,189.0    16.2   19.9%     22.2%    25.7%
                     Operate cable TV systems           Own and operate movie theaters
06/13/91  08/31/91  Staveley Industries PLC            Weigh-Tronix(Staveley Indus)        25.3    22.0   41.9%     41.9%    44.3%
                     Mnfr weighing and test equip       Mnfr industrial scales
07/25/91  11/13/91  Land O' Lakes Inc                  Country Lake Foods Inc              22.6    15.3   39.1%     45.7%    53.0%
                     Produce butter, milk and meats     Process dairy products
07/30/91  10/17/91  Pennzoil Co                        Jiffy Lube International Inc         9.2     6.0   20.0%     20.0%    20.0%
                     Oil and gas exploration, prodn     Auto lubrication centers
08/02/91  02/28/92  EnviroSource Inc                   Envirosafe Services Inc             16.8    11.7   16.9%     11.3%    -2.6%
                     Mnfr motor vehicles,components     Pvd waste mangement services
09/18/91  01/31/92  Arkla Inc                          Arkla Exploration Co                92.6    15.4    8.3%     28.6%    30.0%
                     Gas exploration and production     Oil and gas exploration, prodn
10/16/91  06/26/92  Time Warner                        American Television & Commun     1,699.5    82.5   66.7%     67.5%    88.6%
                     Publish periodicals and books      Pvd cable televison services
02/06/92  07/30/92  Charter Co(American Financial)     Spelling Entertainment Inc          43.0     7.3   52.6%     45.0%    45.0%
                     Refine, market oil products        Produce TV shows and films


                                                                                                % OF
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                            SHARES            DEAL
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION                      ACQ.           STATUS
--------  --------  -------------------------------    -------------------------------         -------         ---------
01/03/91  07/03/91  Murphy Oil Corp                    Ocean Drilling & Exploration             39.0%          Completed
                     Oil and gas exploration, prodn     Oil and gas exploration, prodn
01/25/91  05/17/91  Investor Group                     Medical Management of America            23.7%          Completed
                     Investor group                     Operate eye diagnostic centers
02/05/91  09/25/92  Stoneridge Resources Inc           Major Group Inc                          49.3%          Completed
                     Produce citrus fruit, juices       Real estate development firm
02/06/91  07/03/91  BHP Hldgs(USA)Inc(Broken Hill)     Hamilton Oil Corp                        48.3%          Completed
                     Oil and gas exploration, prodn     Oil and gas exploration, prodn
03/01/91  10/31/91  Air & Water Technologies Corp      Metcalf & Eddy Cos Inc                   18.0%          Completed
                     Pvd engineering services           Water treatment services
05/01/91  12/02/91  Tele-Communications Inc            United Artists Entertainment             46.0%          Completed
                     Operate cable TV systems           Own and operate movie theaters
06/13/91  08/31/91  Staveley Industries PLC            Weigh-Tronix(Staveley Indus)             44.3%          Completed
                     Mnfr weighing and test equip       Mnfr industrial scales
07/25/91  11/13/91  Land O' Lakes Inc                  Country Lake Foods Inc                   34.5%          Completed
                     Produce butter, milk and meats     Process dairy products
07/30/91  10/17/91  Pennzoil Co                        Jiffy Lube International Inc             19.0%          Completed
                     Oil and gas exploration, prodn     Auto lubrication centers
08/02/91  02/28/92  EnviroSource Inc                   Envirosafe Services Inc                  37.4%          Completed
                     Mnfr motor vehicles,components     Pvd waste mangement services
09/18/91  01/31/92  Arkla Inc                          Arkla Exploration Co                     18.0%          Completed
                     Gas exploration and production     Oil and gas exploration, prodn
10/16/91  06/26/92  Time Warner                        American Television & Commun             18.0%          Completed
                     Publish periodicals and books      Pvd cable televison services
02/06/92  07/30/92  Charter Co(American Financial)     Spelling Entertainment Inc               18.0%          Completed
                     Refine, market oil products        Produce TV shows and films




                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

     BUYOUT PREMIUMS PAID BY MAJORITY SHAREHOLDERS FOR REMAINING INTERESTS
                                 ALL INDUSTRIES
                      TRANSACTIONS FROM 1/1/91 TO 12/31/95


                                                                                                       BUYOUT PREMIUM TO STOCK PRICE
                                                                                                       -----------------------------
                                                                                         VALUE   DEAL   1 DAY    1 WEEK    4 WEEKS
                                                                                           OF    PRICE PRIOR TO  PRIOR TO  PRIOR TO
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                       DEAL    PER    DATE      DATE     DATE
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION              $(MIL)  SHARE ANNOUNCED ANNOUNCED ANNOUNCED
--------  --------  -------------------------------    -------------------------------  -------  ----- --------- --------- ---------
02/24/92  05/04/92  Unocal Corp                        Unocal Exploration Corp            117.5   11.7    18.3%     18.3%    22.9%
                     Produce petroleum, chemicals       Oil and gas exploration; prodn
03/02/92  07/14/92  WR Grace & Co                      Grace Energy Corp                   77.3   19.0    24.6%     21.6%     7.8%
                     Mnfr plastics packaging prods      Contract drilling,oilfield svc
03/20/92  07/31/92  BLV Acquisition Corp               Belvedere Corp                      16.9    6.3    44.0%     57.5%    40.0%
                     Investor group                     Property, casualty insurance
08/17/92  12/31/92  Leucadia National Corp             PHLCORP Inc                       $139.9  $25.8    12.1%     15.2%    28.9%
                     Pvd insurance svcs                 Life insurance company
08/25/92  05/03/93  Union Planters Corp                Bank of East Tennessee               9.6   13.0    20.9%     20.9%    36.8%
                     Bank holding company               Coml bank; bank holding co
10/09/92  03/08/93  Dundee Bancorp International       Avalon Corp(Corona Corp)             7.8    3.8    42.9%     42.9%    50.0%
                     Investment holding firm            Oil and gas exploration, prodn
11/13/92  05/07/93  Rust International Inc             Brand Cos Inc                      185.0   18.8     4.9%     13.6%     4.9%
                     Provide engineering services       Hazardous-waste abatement svcs
12/17/92  09/27/93  Investor Group                     Ambulatory Medical Care Inc          2.3    5.5   -12.0%    -12.0%    -8.3%
                     Investor group                     Oper health care facilities
01/04/93  05/13/93  Investor Group                     United Medical Corp                 11.8    9.5    49.0%     52.0%    49.0%
                     Investor group                     Whl medical supplies
02/18/93  10/01/93  Sahara Resorts                     Sahara Casino Partners LP           19.4    2.8    -4.0%     -8.0%     5.1%
                     Own and operate a hotel/casino     Own,op hotels and casinos
02/19/93  03/23/93  National Mutual Insurance Co       Celina Financial Corp                4.1    5.8    16.0%     36.5%    36.5%
                     Fire,marine,casualty ins co        Insurance agents
05/24/93  03/29/94  USTrails Inc                       Thousand Trails Inc                  7.1    1.6    45.9%     65.3%   106.7%
                     Real estate development firm       Real estate development firm
06/17/93  11/12/93  Apache Corp                        Hadson Energy Resources Corp        39.3   15.0    26.3%     27.7%    25.0%
                     Oil and gas exploration,prodn      Oil and gas exploration,prodn

                                                                                                % OF
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                            SHARES            DEAL
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION                      ACQ.           STATUS
--------  --------  -------------------------------    -------------------------------         -------         ---------
02/24/92  05/04/92  Unocal Corp                        Unocal Exploration Corp                   4.0%          Completed
                     Produce petroleum, chemicals       Oil and gas exploration; prodn
03/02/92  07/14/92  WR Grace & Co                      Grace Energy Corp                        16.6%          Completed
                     Mnfr plastics packaging prods      Contract drilling,oilfield svc
03/20/92  07/31/92  BLV Acquisition Corp               Belvedere Corp                           45.2%          Completed
                     Investor group                     Property, casualty insurance
08/17/92  12/31/92  Leucadia National Corp             PHLCORP Inc                              36.9%          Completed
                     Pvd insurance svcs                 Life insurance company
08/25/92  05/03/93  Union Planters Corp                Bank of East Tennessee                   38.0%          Completed
                     Bank holding company               Coml bank; bank holding co
10/09/92  03/08/93  Dundee Bancorp International       Avalon Corp(Corona Corp)                 13.4%          Completed
                     Investment holding firm            Oil and gas exploration, prodn
11/13/92  05/07/93  Rust International Inc             Brand Cos Inc                            44.0%          Completed
                     Provide engineering services       Hazardous-waste abatement svcs
12/17/92  09/27/93  Investor Group                     Ambulatory Medical Care Inc              40.0%          Completed
                     Investor group                     Oper health care facilities
01/04/93  05/13/93  Investor Group                     United Medical Corp                      48.0%          Completed
                     Investor group                     Whl medical supplies
02/18/93  10/01/93  Sahara Resorts                     Sahara Casino Partners LP                36.0%          Completed
                     Own and operate a hotel/casino     Own,op hotels and casinos
02/19/93  03/23/93  National Mutual Insurance Co       Celina Financial Corp                    45.0%          Completed
                     Fire,marine,casualty ins co        Insurance agents
05/24/93  03/29/94  USTrails Inc                       Thousand Trails Inc                      20.0%          Completed
                     Real estate development firm       Real estate development firm
06/17/93  11/12/93  Apache Corp                        Hadson Energy Resources Corp             33.5%          Completed
                     Oil and gas exploration,prodn      Oil and gas exploration,prodn


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

     BUYOUT PREMIUMS PAID BY MAJORITY SHAREHOLDERS FOR REMAINING INTERESTS
                                 ALL INDUSTRIES
                      TRANSACTIONS FROM 1/1/91 TO 12/31/95


                                                                                                       BUYOUT PREMIUM TO STOCK PRICE
                                                                                                       -----------------------------
                                                                                         VALUE   DEAL   1 DAY    1 WEEK    4 WEEKS
                                                                                           OF    PRICE PRIOR TO  PRIOR TO  PRIOR TO
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                       DEAL    PER    DATE      DATE     DATE
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION              $(MIL)  SHARE ANNOUNCED ANNOUNCED ANNOUNCED
--------  --------  -------------------------------    -------------------------------  -------  ----- --------- --------- ---------
06/23/93  03/21/94  Comcast Corp                       Comcast Cablevision of Phila       14.3     95.0    35.7%     15.9%     15.9%
                     Pvd cable television services      Own, operate cable TV system
07/01/93  04/15/94  Quartex Corp                       CMS/DATA Corp(Quartex Corp)        26.7      7.0    N/M        N/M       N/M
                     Develop applications software      Develop software
07/27/93  09/01/93  Investor Group                     Forum Group Inc                    23.0      3.6   106.9%     70.4%    106.9%
                     Investor group                     Own,operate nursing homes
09/20/93  12/10/93  Valley Fashions Corp               West Point-Pepperell Inc           66.3     46.0   -20.5%    -19.8%   -19.8%
                     Manufacture textiles               Mnfr apparel,fabrics
10/13/93  04/06/94  Medco Containment Services Inc     Medical Marketing Group Inc       122.5     27.8   -17.8%    -13.3%    -5.9%
                     Healthcare cost consulting svc     Pvd marketing support services
01/07/94  02/23/94  Holderbank Financiere Glarus       Holnam Inc(Holdernam Inc)          51.7      7.7    13.3%     15.5%     7.4%
                     Mnfr cement, cement; hldg co       Manufacture cement;holding co
03/23/94  01/09/95  Adia SA                            Adia Services Inc(Adia SA)        $35.8    $15.0     NA        NA        NA
                     Provide mgmt,business svc          Operate employment agencies
04/26/94  07/26/94  Burlington Resources Inc           Diamond Shamrock Offshore          42.6      4.5    -3.1%     -0.4%     5.4%
                     Oil,gas exploration;coal mng       Oil and gas exploration, prodn
05/05/94  06/09/94  Wassall PLC                        General Cable(Cie Gen de Eaux)     35.9      6.0    17.1%     21.5%    11.6%
                     Mnfr adhesives,veneers             Mnfr copper,building wire
06/06/94  12/29/94  Ogden Corp                         Ogden Projects Inc(Ogden Corp)    110.3     18.4     5.8%    17.6%    20.5%
                     Hazardous waste removal svcs       Heavy construction company
06/09/94  06/16/94  Investor Group                     S & M Co                            0.9      1.4    -4.7%    -4.7%    14.4%
                     Investor group                     Whl auto parts
06/30/94  04/27/95  Parkway Co                         EB Inc(Parkway Co)                 12.5     17.7    23.9%    26.1%    53.6%
                     Mortgage bank                      Commercial bank
07/28/94  01/24/95  WMX Technologies Inc               Chemical Waste Management Inc     397.4      8.9    10.6%     8.9%     1.1%
                     Pvd chemical waste mgmt svcs       Pvd hazardous waste mgmt svcs
08/24/94  03/24/95  Dole Food Co Inc                   Castle & Cooke Homes Inc           81.5     15.8    35.5%    41.6%    55.6%
                     Produce,whl fruits,vegetables      Real estate development firm



                                                                                                % OF
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                            SHARES            DEAL
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION                      ACQ.           STATUS
--------  --------  -------------------------------    -------------------------------         -------         ---------
06/23/93  03/21/94  Comcast Corp                       Comcast Cablevision of Phila              8.0%          Completed
                     Pvd cable television services      Own, operate cable TV system
07/01/93  04/15/94  Quartex Corp                       CMS/DATA Corp(Quartex Corp)              35.0%          Completed
                     Develop applications software      Develop software
07/27/93  09/01/93  Investor Group                     Forum Group Inc                           7.3%          Completed
                     Investor group                     Own,operate nursing homes
09/20/93  12/10/93  Valley Fashions Corp               West Point-Pepperell Inc                  5.0%          Completed
                     Manufacture textiles               Mnfr apparel,fabrics
10/13/93  04/06/94  Medco Containment Services Inc     Medical Marketing Group Inc              45.8%          Completed
                     Healthcare cost consulting svc     Pvd marketing support services
01/07/94  02/23/94  Holderbank Financiere Glarus       Holnam Inc(Holdernam Inc)                 5.0%          Completed
                     Mnfr cement, cement; hldg co       Manufacture cement;holding co
03/23/94  01/09/95  Adia SA                            Adia Services Inc(Adia SA)               19.0%          Completed
                     Provide mgmt,business svc          Operate employment agencies
04/26/94  07/26/94  Burlington Resources Inc           Diamond Shamrock Offshore                12.9%          Completed
                     Oil,gas exploration;coal mng       Oil and gas exploration, prodn
05/05/94  06/09/94  Wassall PLC                        General Cable(Cie Gen de Eaux)           46.3%          Completed
                     Mnfr adhesives,veneers             Mnfr copper,building wire
06/06/94  12/29/94  Ogden Corp                         Ogden Projects Inc(Ogden Corp)           15.8%          Completed
                     Hazardous waste removal svcs       Heavy construction company
06/09/94  06/16/94  Investor Group                     S & M Co                                 46.2%          Completed
                     Investor group                     Whl auto parts
06/30/94  04/27/95  Parkway Co                         EB Inc(Parkway Co)                       48.7%          Completed
                     Mortgage bank                      Commercial bank
07/28/94  01/24/95  WMX Technologies Inc               Chemical Waste Management Inc            21.4%          Completed
                     Pvd chemical waste mgmt svcs       Pvd hazardous waste mgmt svcs
08/24/94  03/24/95  Dole Food Co Inc                   Castle & Cooke Homes Inc                 17.0%          Completed
                     Produce,whl fruits,vegetables      Real estate development firm




                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

     BUYOUT PREMIUMS PAID BY MAJORITY SHAREHOLDERS FOR REMAINING INTERESTS
                                 ALL INDUSTRIES
                      TRANSACTIONS FROM 1/1/91 TO 12/31/95


                                                                                                       BUYOUT PREMIUM TO STOCK PRICE
                                                                                                       -----------------------------
                                                                                         VALUE   DEAL   1 DAY    1 WEEK    4 WEEKS
                                                                                           OF    PRICE PRIOR TO  PRIOR TO  PRIOR TO
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                       DEAL    PER    DATE      DATE     DATE
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION              $(MIL)  SHARE ANNOUNCED ANNOUNCED ANNOUNCED
--------  --------  -------------------------------    -------------------------------  -------  ----- --------- --------- ---------
09/08/94  05/12/95  GTE Corp                           Contel Cellular Inc(Contel)       254.3     25.5   43.7%     37.8%     36.0%
                     Pvd telecommunications svcs        Provide cellular telephone svc
09/13/94  01/30/95  Investor Group                     LDB Corp                            4.3      7.5   42.9%     42.9%     42.9%
                     Investor group                     Mnfr mobile homes;whl carpets
11/02/94            PacifiCorp                         Pacific Telecom(PacifiCorp)       159.0     30.0   23.7%     23.7%     23.7%
                     Electric utility;telecomm svc      Cellular telecommun services
12/28/94  04/28/95  Fleet Financial Group Inc          Fleet Mortgage Group Inc          188.1     20.0   19.4%     18.5%     18.5%
                     Bank holding company               Mortgage bank;holding company
02/07/95  07/12/95  WMX Technologies Inc               Rust International Inc             50.5     16.4   27.0%     39.1%     39.1%
                     Pvd chemical waste mgmt svcs       Provide engineering services
02/15/95  10/02/95  Genzyme Corp                       IG Laboratories Inc                20.6      7.0   43.6%     86.7%    143.5%
                     Mnfr biotherapeutic products       Operate medical laboratories
03/15/95            LinPac Mouldings Ltd               Ropak Corp                         23.4     11.0    4.8%      6.0%      4.8%
                     Mfr plastic-injected mouldings     Manufacture plastic containers
04/05/95  08/02/95  Club Mediterranee SA               Club Med Inc                      153.4     32.0   41.4%     39.9%     44.6%
                     Op travel agency,hotel resorts     Operate vacation resorts
04/13/95  05/23/95  DINE LLC                           Mascott Corp                        0.7      1.6    3.3%      3.3%     55.0%
                     Pvd limited liability ins svcs     Restaurant holding company
05/19/95  12/06/95  BIC SA                             Bic Corp(BIC SA)                  212.6     40.5   13.3%     12.5%     28.6%
                     Manufacture pens and lighters      Mnfr writing instruments
07/04/95  11/01/95  Johnston Industries Inc            Jupiter National Inc(Johnston)     28.4     32.9   21.8%     21.8%     42.9%
                     Mnfr woven indl textile prod       Venture capital firm
07/06/95  11/30/95  Grand Casinos Inc                  Grand Gaming Corp                  36.5      5.1   34.9%     34.9%     55.7%
                     Own and operate casinos            Own,operate casinos
07/14/95  12/11/95  COBE Laboratories(Gambro AB)       REN Corp-USA(COBE Labs Inc)       177.7     20.0   27.0%     20.3%     26.0%
                     Mnfr medical equipment             Own,op kidney dialysis centers



                                                                                                % OF
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                            SHARES            DEAL
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION                      ACQ.           STATUS
--------  --------  -------------------------------    -------------------------------         -------         ---------
09/08/94  05/12/95  GTE Corp                           Contel Cellular Inc(Contel)              10.0%          Completed
                     Pvd telecommunications svcs        Provide cellular telephone svc
09/13/94  01/30/95  Investor Group                     LDB Corp                                 31.0%          Completed
                     Investor group                     Mnfr mobile homes;whl carpets
11/02/94            PacifiCorp                         Pacific Telecom(PacifiCorp)                NA           Pending
                     Electric utility;telecomm svc      Cellular telecommun services
12/28/94  04/28/95  Fleet Financial Group Inc          Fleet Mortgage Group Inc                 19.0%          Completed
                     Bank holding company               Mortgage bank;holding company
02/07/95  07/12/95  WMX Technologies Inc               Rust International Inc                    3.6%          Completed
                     Pvd chemical waste mgmt svcs       Provide engineering services
02/15/95  10/02/95  Genzyme Corp                       IG Laboratories Inc                      31.0%          Completed
                     Mnfr biotherapeutic products       Operate medical laboratories
03/15/95            LinPac Mouldings Ltd               Ropak Corp                               39.6%          Part Comp
                     Mfr plastic-injected mouldings     Manufacture plastic containers
04/05/95  08/02/95  Club Mediterranee SA               Club Med Inc                             33.0%          Completed
                     Op travel agency,hotel resorts     Operate vacation resorts
04/13/95  05/23/95  DINE LLC                           Mascott Corp                             25.0%          Completed
                     Pvd limited liability ins svcs     Restaurant holding company
05/19/95  12/06/95  BIC SA                             Bic Corp(BIC SA)                         22.0%          Completed
                     Manufacture pens and lighters      Mnfr writing instruments
07/04/95  11/01/95  Johnston Industries Inc            Jupiter National Inc(Johnston)           45.0%          Completed
                     Mnfr woven indl textile prod       Venture capital firm
07/06/95  11/30/95  Grand Casinos Inc                  Grand Gaming Corp                        22.2%          Completed
                     Own and operate casinos            Own,operate casinos
07/14/95  12/11/95  COBE Laboratories(Gambro AB)       REN Corp-USA(COBE Labs Inc)              47.0%          Completed
                     Mnfr medical equipment             Own,op kidney dialysis centers


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
--------------------------------------------------------------------------------

     BUYOUT PREMIUMS PAID BY MAJORITY SHAREHOLDERS FOR REMAINING INTERESTS
                                 ALL INDUSTRIES
                      TRANSACTIONS FROM 1/1/91 TO 12/31/95


                                                                                                       BUYOUT PREMIUM TO STOCK PRICE
                                                                                                       -----------------------------
                                                                                         VALUE   DEAL   1 DAY    1 WEEK    4 WEEKS
                                                                                           OF    PRICE PRIOR TO  PRIOR TO  PRIOR TO
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                       DEAL    PER    DATE      DATE     DATE
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION              $(MIL)  SHARE ANNOUNCED ANNOUNCED ANNOUNCED
--------  --------  -------------------------------    -------------------------------  -------  ----- --------- --------- ---------
08/25/95            Berkshire Hathaway Inc             GEICO Corp(Berkshire Hathaway)    2,322.8   70.0   25.6%     23.1%    25.3%
                     Insurance; publish newspapers      Insurance and financial svcs
09/25/95            Forum Group Inc                    Forum Retirement Partners LP        242.5    2.8   41.5%     50.9%    41.5%
                     Own,operate nursing homes          Own,op retirement centers
09/26/95  12/21/95  SCOR                               SCOR US Corp(SCOR SA)                55.4   15.3   37.1%     35.6%    38.6%
                     Insurance holding company          Reinsurance holding company

                                                                                                % OF
   DATE     DATE    ACQUIROR NAME/                     TARGET NAME/                            SHARES            DEAL
   ANN.     EFF.    BUSINESS DESCRIPTION               BUSINESS DESCRIPTION                      ACQ.           STATUS
--------  --------  -------------------------------    -------------------------------         -------         ---------
08/25/95            Berkshire Hathaway Inc             GEICO Corp(Berkshire Hathaway)            NA            Pending
                     Insurance; publish newspapers      Insurance and financial svcs
09/25/95            Forum Group Inc                    Forum Retirement Partners LP              NA            Pending
                     Own,operate nursing homes          Own,op retirement centers
09/26/95  12/21/95  SCOR                               SCOR US Corp(SCOR SA)                    20.0%          Completed
                     Insurance holding company          Reinsurance holding company


                      Average Premium                           24.8%           27.0%             33.2%
                      Adjusted Average Premium                  24.1%           26.8%             32.1%
                      Median                                    22.0%           22.0%             28.8%



                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
-------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

       100% Acquisitions of Life and Accident/Health Insurance Companies
                      Transactions From 1/1/94 to 12/31/95


                                                                                               Deal Value
                                                                           Value          as a Multiple of GAAP
                                                                            of    Price   -----------------------
  Date      Date                                                           Deal    Per    Book     LTM      LTM
  Ann.      Eff.         Acquiror                     Target              ($mil)  Share   Value Net Income Pretax
  ---       ----         --------                     ------              ------  -----   ----- ---------- ------
05/02/94  09/29/94 Conseco Capital Partners     Statesman Group Inc        $349.2 $15.25    1.43    9.39    5.10

09/09/94  01/17/95 NWNL Cos Inc                 USLICO Corp                 341.1  21.56    1.30   12.31   11.29

09/15/94  10/31/94 Torchmark Corp               American Income Holdings    550.8  35.00    2.70   14.16    8.73

12/09/94  09/14/95 Citizens Inc                 American Liberty Financ.     17.6   9.08    1.86     N/M     N/M

01/30/95  04/28/95 Life Partners Group          Lamar Financial Group       122.9     -     1.63   16.84   11.82

04/10/95  Pending Investor Group                Kemper Corp               1,872.4  49.80    1.09   12.62    7.94

05/26/95  11/14/95 American Annuity Group       Laurentian Capital Corp     150.7  14.13    1.04    9.44    7.66

06/19/95  10/03/95 Unitrin Inc                  Milwaukee Insurance Group    92.7  22.00    1.31   23.18   20.15

08/04/95  Pending Trigon Blue Cross/Shield      Mid-South Insurance Co       85.6  15.67    2.16   19.02   13.17

09/08/95  Pending AmVestors Financial Corp      Financial Benefit Group      35.9   5.31    0.97    7.64    5.79

10/19/95  Pending American General Corp         Independent Ins Group       362.0  27.50    1.12   24.63   16.76
                                                                                            --------------------

                                       Average                                              1.51   14.92   10.84
                                       Average Excl. High and Low:                          1.44   14.62   10.39
                                       Median:                                              1.31   13.39   10.01





                                                                            Stock Price Premium %
                                                                            ---------------------   % of
  Date      Date                                                            One    One    Four    Shares
  Ann.      Eff.         Acquiror                     Target                Day    Week   Weeks  Acquired   Status
  ----      ----         --------                     ------                ---    ----   ----   --------   ------
05/02/94  09/29/94 Conseco Capital Partners     Statesman Group Inc         5.2   24.5    41.9     100     Completed

09/09/94  01/17/95 NWNL Cos Inc                 USLICO Corp                (3.6)   2.1     8.5     100     Completed

09/15/94  10/31/94 Torchmark Corp               American Income Holdings   16.7   17.2    15.7     100     Completed

12/09/94  09/14/95 Citizens Inc                 American Liberty Financ.    N/A    N/A     N/A     100     Completed

01/30/95  04/28/95 Life Partners Group          Lamar Financial Group       N/A    N/A     N/A     100     Completed

04/10/95  Pending Investor Group                Kemper Corp                20.7   24.5    21.5     -       Pending

05/26/95  11/14/95 American Annuity Group       Laurentian Capital Corp     2.7    2.7    11.9     100     Completed

06/19/95  10/03/95 Unitrin Inc                  Milwaukee Insurance Group  63.0   63.0    77.8     100     Completed

08/04/95  Pending Trigon Blue Cross/Shield      Mid-South Insurance Co     56.7   56.7    45.8     -       Pending

09/08/95  Pending AmVestors Financial Corp      Financial Benefit Group    19.7   16.4    30.7     -       Pending

10/19/95  Pending American General Corp         Independent Ins Group      19.6   17.0     7.8     -       Pending
                                                                          --------------------

                                    Average                               22.30  24.90   29.07
                                    Average Excl. High and Low:           20.19  22.71   25.14
                                    Median:                               19.60  17.20   21.50



                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
-------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP




                         COMPARABLE COMPANY ANALYSIS
               LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES


                                                                                                 GAAP                   GAAP
                                                                                        ------------------------    --------------
                                                          1/4/96       MARKET              EARNINGS PER SHARE           LTM
COMPANY                                          SYMBOL    PRICE     CAP ($MIL)         1994    1995(1)  1996(1)    EPS    PRE-TAX
-------                                          ------  ---------   ----------         ----    -------  -------    ---    -------
SMALLER CAPITALIZATION COMPANIES

Allied Life Financial Grp                         ALFC     $17.75       82,143           $1.58    $1.85   $2.05     $1.73    $2.96
Cotton States Life (4)                            CSLI       9.63       32,639            1.26     1.22     NA       1.34     1.77
Intercontinental Life (4)                         ILCO      12.75       52,853            1.93     2.47     NA       2.08     3.29
Penn Treaty American                              PTAC      16.25      113,283            2.17     1.50    1.64      2.24     3.13
Pioneer Financial Services                         PFS      17.63      196,393            1.58     1.90    2.25      1.71     2.87
Universal Holding (4)                             UHCO       2.25       15,449            0.37     0.41     NA       0.42     0.28
Westbridge Capital                                 WBC       6.63       39,660            1.03     0.66    1.23      0.76     1.45

                                                          GAAP                GAAP                       GAAP
                                                     --------------     ---------------  -------------------------------------
                                                      P/E               LTM P/E            9/30/95    PRICE/  PRICE TO LTM
COMPANY                                              1995      1996       EPS   PRE-TAX  BV/SHARE(2)    BV    OPER. INCOME (3)
-------                                              ----      ----       ---   -------  -----------    --    ----------------
SMALLER CAPITALIZATION COMPANIES

Allied Life Financial Grp                              9.59     8.66     10.26    6.01      $15.04     1.18          5.76
Cotton States Life (4)                                 7.92      NM       7.18    5.45       11.26     0.86          6.55
Intercontinental Life (4)                              5.16      NM       6.13    3.88       20.45     0.62          3.25
Penn Treaty American                                  10.83     9.91      7.25    5.19       13.26     1.23         10.30
Pioneer Financial Services                             9.28     7.83     10.31    6.14       12.36     1.43          6.98
Universal Holding (4)                                  5.45      NM       5.36    8.02        2.62     0.86          7.31
Westbridge Capital                                    10.04     5.39      8.72    4.57        6.56     1.01          3.78

                                                                                                GAAP                    GAAP
                                                                                        ------------------------    --------------
                                                          1/4/96       MARKET             EARNINGS PER SHARE            LTM
COMPANY                                          SYMBOL    PRICE     CAP ($MIL)         1994    1995(1)  1996(1)    EPS    PRE-TAX
-------                                          ------   --------   ----------         ----    -------  -------    ---    -------
LARGER CAPITALIZATION COMPANIES

American Heritage Life                             AHL     $23.38      324,533           $1.71    $1.75     $1.98   $1.85    $2.73
American Travellers                               ATVC      27.13      290,294            1.71     2.01      2.36    1.98     2.89
Bankers Life Holding                               BLH      20.00    1,022,481            2.49     2.22      2.50    2.40     3.75
Capitol American Financial                         CAF      22.38      390,978            2.50     2.83      3.18    2.51     3.90
Penncorp Financial Group                           PFG      28.50      652,072            1.93     2.45      2.86    2.50     4.07
Washington National                                WNT      29.25      357,163            2.50     2.61      2.73    2.48     3.68



                                                           GAAP                GAAP                      GAAP
                                                     --------------       -------------  -------------------------------------
                                                           P/E               LTM P/E      9/30/95     PRICE/  PRICE TO LTM
COMPANY                                              1995      1996       EPS   PRE-TAX  BV/SHARE(2)    BV    OPER. INCOME (3)
-------                                              ----      ----       ---   -------  -----------    --    ----------------
LARGER CAPITALIZATION COMPANIES

American Heritage Life                               13.36     11.81      12.64    8.57      $15.33     1.52          9.39
American Travellers                                  13.50     11.49      13.70    9.38       14.34     1.89          9.28
Bankers Life Holding                                  9.01      8.00       8.33    5.34       19.23     1.04          5.48
Capitol American Financial                            7.91      7.04       8.91    5.74       15.02     1.49          5.74
Penncorp Financial Group                             11.63      9.97      11.40    7.01       15.45     1.84          7.25
Washington National                                  11.21     10.71      11.79    7.94       33.24     0.88          7.33


Small Cap. Median                                     9.28      8.25       7.25    5.45                 1.01          6.55
Small Cap. Average:                                   8.32      7.95       7.89    5.61                 1.03          6.28
Small Cap. Adj. Average (excludes high and low):      8.45      8.25       7.91    5.47                 1.03          6.07

Large Cap. Median                                    11.42     10.34      11.60    7.47                 1.51          7.29
Large Cap. Average:                                  11.10      9.84      11.13    7.33                 1.44          7.41
Large Cap. Adj. Average (excludes high and low):     11.30     10.04      11.19    7.31                 1.47          7.40

Overall Median                                        9.59      9.28       8.91    6.01                 1.18          6.98
Overall Average:                                      9.61      9.08       9.38    6.40                 1.22          6.80
Overall Adj. Average (excludes high and low):         9.66      9.20       9.36    6.36                 1.21          6.80


(1) Estimated EPS numbers exclude realized investment gains and losses.
(2) GAAP Book value of equity excludes preferred stock.
(3) GAAP operating income represents earnings before taxes and realized gains or losses on investments.
(4) Earnings estimate not available for 1995. Used an annualized 9/30/95 earnings number.

                                                            J. C. BRADFORD & CO.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------



   SMALLER CAPITALIZATION LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

           WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/93






          [GRAPH]                       [GRAPH]

Allied Life Financial Corp.    Cotton States Life Insurance
 Date     Volume    Price         Date    Volume     Price
---------------------------    -----------------------------
12/31/93    6,800   $12.75      12/31/93        0      $6.10
  1/7/94   50,900   $13.50        1/7/94    1,375      $5.90
 1/14/94  102,900   $14.25       1/14/94   25,625      $6.10
 1/21/94  307,900   $14.75       1/21/94   26,000      $6.20
 1/28/94   64,500   $14.50       1/28/94      125      $6.20
  2/4/94   26,300   $14.00        2/4/94   10,625      $6.00
 2/11/94   18,100   $13.50       2/11/94    9,375      $6.20
 2/18/94   18,800   $13.38       2/18/94   20,750      $6.35
 2/25/94   56,400   $13.38       2/25/94      875      $6.35
  3/4/94   30,800   $13.38        3/4/94   38,500      $6.10
 3/11/94   50,100   $13.50       3/11/94        0      $6.35
 3/18/94   20,100   $13.00       3/18/94    1,500      $6.10
 3/25/94   82,200   $13.25       3/25/94    9,500      $6.10
 3/31/94   63,100   $13.00       3/31/94   10,375      $6.25
  4/8/94  136,400   $12.75        4/8/94   13,500      $6.20
 4/15/94  139,000   $13.13       4/15/94   12,750      $5.80
 4/22/94  119,800   $12.25       4/22/94    2,500      $5.85
 4/29/94   56,600   $11.75       4/29/94    5,875      $5.90
  5/6/94   37,600   $12.25        5/6/94      625      $5.80
 5/13/94   21,100   $12.13       5/13/94        0      $5.80
 5/20/94    9,700   $12.38       5/20/94    4,625      $5.85
 5/27/94    1,300   $11.75       5/27/94      500      $5.85
  6/3/94   33,200   $12.25        6/3/94      625      $5.85
 6/10/94    4,900   $12.25       6/10/94   23,000      $5.75
 6/17/94    5,200   $12.25       6/17/94   15,625      $5.40
 6/24/94  144,700   $11.50       6/24/94    3,875      $5.55
  7/1/94   46,500   $11.63        7/1/94      750      $5.40
  7/8/94   30,200   $12.38        7/8/94    2,750      $5.60
 7/15/94    4,000   $12.50       7/15/94    1,250      $5.60
 7/22/94   78,300   $13.00       7/22/94    2,125      $5.40
 7/29/94   46,000   $13.25       7/29/94    2,000      $5.80
  8/5/94    6,700   $13.50        8/5/94   64,125      $6.20
 8/12/94    8,900   $13.50       8/12/94  127,750      $6.40
 8/19/94   30,000   $14.25       8/19/94   66,125      $6.30
 8/26/94    1,400   $13.75       8/26/94   15,375      $6.20
  9/2/94      700   $14.00        9/2/94   32,125      $6.20
  9/9/94    6,000   $13.50        9/9/94  128,125      $6.50
 9/16/94   45,000   $13.75       9/16/94   45,125      $7.00
 9/23/94   52,300   $12.25       9/23/94   96,875      $7.80
 9/30/94   56,700   $13.50       9/30/94    2,250      $7.80
 10/7/94    4,800   $13.75       10/7/94   80,250      $7.30
10/14/94   57,400   $14.25      10/14/94    4,125      $7.30
10/21/94   13,300   $14.25      10/21/94    1,500      $7.60
10/28/94   32,500   $14.75      10/28/94   33,250      $7.10
 11/4/94   42,300   $15.50       11/4/94   28,875      $6.80
11/11/94   27,000   $15.13      11/11/94    2,500      $6.65
11/18/94   28,600   $14.50      11/18/94        0      $6.65
11/25/94  101,900   $14.25      11/25/94    6,250      $6.60
 12/2/94   12,300   $14.00       12/2/94   58,625      $6.65
 12/9/94  123,400   $13.75       12/9/94   29,875      $6.40
12/16/94   61,400   $14.00      12/16/94    2,500      $6.60
12/23/94   35,100   $14.63      12/23/94   44,500      $6.65
12/30/94    8,000   $14.25      12/30/94   14,250      $6.80
  1/6/95    8,600   $14.75        1/6/95    5,500      $6.80
 1/13/95    5,400   $14.50       1/13/95  123,750      $7.50
 1/20/95   23,100   $14.25       1/20/95   43,625      $6.80
 1/27/95  124,200   $14.25       1/27/95   29,000      $6.90
  2/3/95   74,800   $14.75        2/3/95        0      $6.90
 2/10/95  154,800   $16.00       2/10/95    1,250      $6.90
 2/17/95   15,000   $15.50       2/17/95      250      $6.90
 2/24/95    5,300   $15.75       2/24/95    8,250      $7.05
  3/3/95   14,200   $15.75        3/3/95   29,250      $7.20
 3/10/95  231,000   $16.13       3/10/95        0      $7.15
 3/17/95   55,200   $15.13       3/17/95    1,750      $7.15
 3/24/95      700   $14.75       3/24/95   34,875      $7.60
 3/31/95   17,300   $15.13       3/31/95   11,000      $7.30
  4/7/95  130,400   $15.38        4/7/95   24,750      $7.20
 4/13/95      200   $15.50       4/13/95    1,500      $7.15
 4/21/95    6,100   $15.50       4/21/95    4,125      $7.00
 4/28/95   11,900   $16.00       4/28/95   11,375      $7.00
  5/5/95   15,500   $16.25        5/5/95    1,750      $7.50
 5/12/95   12,100   $17.00       5/12/95      125      $7.50
 5/19/95    4,200   $17.00       5/19/95      625      $7.25
 5/26/95  114,100   $17.13       5/26/95      250      $7.25
  6/2/95   24,500   $16.88        6/2/95    1,875      $7.25
  6/9/95   33,600   $16.81        6/9/95   10,000      $7.25
 6/16/95    1,900   $16.75       6/16/95    4,500      $7.20
 6/23/95    1,800   $16.50       6/23/95   10,375      $7.20
 6/30/95   44,400   $17.25       6/30/95   17,500      $7.30
  7/7/95   32,800   $18.00        7/7/95   44,875      $7.80
 7/14/95   36,900   $18.63       7/14/95   18,125      $7.80
 7/21/95   17,700   $18.50       7/21/95   92,625      $8.00
 7/28/95   33,400   $19.75       7/28/95    8,125      $7.90
  8/4/95   20,700   $20.00        8/4/95   11,750      $7.80
 8/11/95   10,400   $19.00       8/11/95   31,000      $8.20
 8/18/95   10,200   $19.25       8/18/95   62,125      $7.80
 8/25/95    1,100   $19.50       8/25/95   30,125      $8.40
  9/1/95    1,000   $19.13        9/1/95    9,750      $8.35
  9/8/95    4,800   $18.75        9/8/95   66,875      $9.20
 9/15/95    1,800   $18.88       9/15/95    7,250      $9.55
 9/22/95    6,200   $18.88       9/22/95   32,625      $9.20
 9/29/95   26,100   $17.50       9/29/95   44,875      $9.20
 10/6/95   10,500   $17.00       10/6/95    6,125      $9.00
10/13/95   71,500   $16.38      10/13/95    2,250      $9.30
10/20/95    4,500   $16.50      10/20/95      200      $9.13
10/27/95  114,900   $16.50      10/27/95        0      $9.13
 11/3/95  163,100   $16.88       11/3/95    3,000      $9.13
11/10/95   90,600   $16.81      11/10/95   20,400      $9.25
11/17/95   28,100   $16.81      11/17/95        0      $9.50
11/24/95   51,600   $16.81      11/24/95    6,900      $9.75
 12/1/95   10,700   $16.50       12/1/95    7,000      $9.38
 12/8/95   46,200   $16.94       12/8/95   22,000      $9.63
12/15/95  129,900   $16.75      12/15/95   18,600      $9.50
12/22/95   24,200   $17.13      12/22/95   18,700      $9.31
12/29/95   20,200   $18.13      12/29/95    4,100      $9.00
  1/3/96   20,800   $17.75        1/3/96    2,500      $9.31


          [GRAPH]                       [GRAPH]

Intercontinental Life Corp.        Penn Treaty Amern Corp.
 Date     Volume    Price         Date    Volume     Price
---------------------------     ----------------------------
12/31/93   10,900   $13.50      12/31/93    8,400     $ 8.42
  1/7/94    4,400   $12.75        1/7/94      150     $ 8.42
 1/14/94    4,800   $12.75       1/14/94    5,400     $ 8.33
 1/21/94    2,000   $13.50       1/21/94   32,848     $ 8.67
 1/28/94   14,500   $14.25       1/28/94   86,396     $ 8.67
  2/4/94    9,600   $13.75        2/4/94   28,199     $ 9.50
 2/11/94    7,300   $14.25       2/11/94    1,350     $ 9.50
 2/18/94    1,700   $13.75       2/18/94   19,799     $ 8.83
 2/25/94   12,900   $12.75       2/25/94   12,899     $ 9.25
  3/4/94    5,500   $13.13        3/4/94  128,694     $ 8.83
 3/11/94   24,300   $12.75       3/11/94   17,999     $ 9.17
 3/18/94    2,800   $12.75       3/18/94    1,800     $ 9.67
 3/25/94    8,900   $13.00       3/25/94    1,050     $ 9.25
 3/31/94   13,700   $12.38       3/31/94    9,750     $ 8.83
  4/8/94    6,100   $11.75        4/8/94  118,044     $ 9.33
 4/15/94    8,800   $12.00       4/15/94   28,649     $ 9.50
 4/22/94    3,800   $11.63       4/22/94   22,199     $ 9.33
 4/29/94    8,800   $12.00       4/29/94   30,898     $ 9.46
  5/6/94   15,700   $11.75        5/6/94   38,248     $ 9.50
 5/13/94   19,300   $11.75       5/13/94   14,849     $ 9.50
 5/20/94    3,600   $11.25       5/20/94    9,150     $ 9.83
 5/27/94      300   $11.00       5/27/94    3,600     $ 9.58
  6/3/94    1,600   $11.00        6/3/94    2,400     $ 9.67
 6/10/94   36,300   $12.50       6/10/94   24,149     $ 9.83
 6/17/94   10,400   $12.00       6/17/94    7,200     $ 9.50
 6/24/94   17,600   $10.75       6/24/94   32,398     $ 9.58
  7/1/94   22,800   $11.38        7/1/94    7,500     $ 9.25
  7/8/94    4,900   $11.13        7/8/94    1,650     $ 9.33
 7/15/94    2,700   $10.75       7/15/94    6,150     $ 9.17
 7/22/94   12,300   $10.63       7/22/94    8,850     $ 9.17
 7/29/94    5,100   $10.63       7/29/94    3,750     $ 9.50
  8/5/94    8,500   $11.00        8/5/94   49,648     $10.42
 8/12/94    1,000   $11.00       8/12/94   20,249     $10.67
 8/19/94   10,200   $10.75       8/19/94   17,399     $10.17
 8/26/94    6,800   $11.00       8/26/94   10,349     $ 9.83
  9/2/94    6,600   $11.00        9/2/94   17,099     $10.08
  9/9/94    8,500   $11.75        9/9/94   11,399     $10.67
 9/16/94    6,000   $12.50       9/16/94    3,600     $10.42
 9/23/94   21,200   $12.25       9/23/94   22,349     $10.33
 9/30/94    8,800   $12.00       9/30/94    7,650     $10.25
 10/7/94    8,800   $11.63       10/7/94  141,293     $10.17
10/14/94    7,500   $10.75      10/14/94    6,450     $10.58
10/21/94    6,500   $10.75      10/21/94    6,900     $10.33
10/28/94    6,600   $10.25      10/28/94   34,948     $10.83
 11/4/94   19,200   $10.13       11/4/94    9,300     $10.33
11/11/94    6,400   $10.25      11/11/94   19,799     $10.35
11/18/94   29,900   $ 9.50      11/18/94    2,100     $10.67
11/25/94   13,700   $ 9.25      11/25/94   27,449     $ 9.67
 12/2/94   34,900   $10.00       12/2/94    2,250     $ 9.67
 12/9/94    2,000   $ 9.50       12/9/94    1,650     $10.08
12/16/94    9,900   $ 9.88      12/16/94  167,992     $10.17
12/23/94   32,600   $10.13      12/23/94    2,550     $10.33
12/30/94   14,600   $10.50      12/30/94    4,500     $10.50
  1/6/95    3,800   $10.00        1/6/95    3,450     $ 9.96
 1/13/95   23,100   $11.00       1/13/95    4,800     $10.33
 1/20/95    1,500   $11.25       1/20/95   17,399     $10.42
 1/27/95    4,600   $11.25       1/27/95    7,050     $10.17
  2/3/95    1,300   $11.25        2/3/95    7,350     $10.00
 2/10/95    6,900   $11.00       2/10/95   21,599     $10.50
 2/17/95   31,700   $11.75       2/17/95  249,138     $10.00
 2/24/95    9,900   $12.00       2/24/95   23,099     $11.33
  3/3/95    6,700   $12.75        3/3/95   53,097     $11.00
 3/10/95    2,600   $12.00       3/10/95   13,199     $11.08
 3/17/95    6,800   $12.75       3/17/95  157,192     $11.54
 3/24/95    7,000   $12.63       3/24/95   69,297     $11.67
 3/31/95   38,000   $13.00       3/31/95   37,048     $12.17
  4/7/95   24,400   $11.75        4/7/95   13,799     $12.00
 4/13/95    4,800   $11.63       4/13/95   33,898     $11.83
 4/21/95    1,200   $11.63       4/21/95  126,594     $11.50
 4/28/95    3,000   $12.00       4/28/95   23,849     $11.92
  5/5/95    4,500   $11.38        5/5/95   27,299     $11.83
 5/12/95    8,200   $11.75       5/12/95   17,399     $11.83
 5/19/95   31,100   $11.75       5/19/95   34,750     $11.75
 5/26/95   11,600   $11.63       5/26/95    2,100     $12.00
  6/2/95    6,100   $11.00        6/2/95    8,000     $11.81
  6/9/95    3,900   $11.13        6/9/95   44,500     $12.00
 6/16/95    2,900   $11.50       6/16/95   86,800     $13.00
 6/23/95   10,300   $11.25       6/23/95   22,000     $12.63
 6/30/95   12,900   $11.50       6/30/95  507,800     $12.75
  7/7/95   15,100   $10.25        7/7/95  206,200     $12.25
 7/14/95   49,100   $12.00       7/14/95   86,200     $12.50
 7/21/95   19,600   $11.00       7/21/95  114,800     $12.13
 7/28/95   29,000   $11.50       7/28/95  119,500     $12.00
  8/4/95   20,700   $11.25        8/4/95  380,200     $12.88
 8/11/95   10,700   $11.25       8/11/95   52,900     $12.88
 8/18/95   25,700   $11.50       8/18/95   56,200     $12.63
 8/25/95    1,900   $11.50       8/25/95  180,400     $12.75
  9/1/95    7,000   $11.50        9/1/95  139,700     $13.38
  9/8/95   16,200   $11.50        9/8/95   75,500     $13.63
 9/15/95   21,600   $11.25       9/15/95  320,700     $14.75
 9/22/95   27,400   $11.50       9/22/95   55,700     $13.75
 9/29/95    4,200   $11.44       9/29/95   54,400     $14.25
 10/6/95    9,200   $10.50       10/6/95  347,800     $14.00
10/13/95   46,500   $11.25      10/13/95   42,500     $14.50
10/20/95   13,200   $10.63      10/20/95  148,200     $15.00
10/27/95   94,900   $11.25      10/27/95  148,700     $15.75
 11/3/95   10,600   $11.25       11/3/95   77,600     $15.25
11/10/95   10,400   $10.50      11/10/95   35,900     $15.50
11/17/95   20,400   $10.75      11/17/95  170,100     $15.63
11/24/95   57,600   $11.00      11/24/95  100,700     $16.00
 12/1/95   80,200   $11.75       12/1/95   76,800     $16.00
 12/8/95   88,900   $12.25       12/8/95   36,800     $15.50
12/15/95   47,900   $12.63      12/15/95   74,900     $16.25
12/22/95    8,000   $12.75      12/22/95   51,800     $16.06
12/29/95   15,300   $12.75      12/29/95   41,600     $16.50
  1/3/96    6,000   $12.75        1/3/96    9,400     $16.25



                                                            J. C. BRADFORD & CO.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

   SMALLER CAPITALIZATION LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

           WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/93




                  [GRAPH]                             [GRAPH]

         Pioneer Financial Svcs, Inc.           Universal Hldg Corp.
           Date    Volume    Price             Date    Volume    Price
         ----------------------------        --------------------------
         12/31/93   33,100   $14.00          12/31/93    1,200    $3.38
           1/7/94  172,500   $13.88            1/7/94   49,700    $3.56
          1/14/94  256,300   $14.50           1/14/94   87,800    $4.00
          1/21/94  183,500   $13.75           1/21/94   32,200    $3.75
          1/28/94  212,400   $13.50           1/28/94   89,300    $4.38
           2/4/94  149,700   $12.75            2/4/94   78,800    $4.25
          2/11/94  254,100   $12.88           2/11/94   21,400    $3.63
          2/18/94   91,400   $12.50           2/18/94   83,900    $3.50
          2/25/94  113,200   $12.00           2/25/94   21,900    $3.50
           3/4/94  259,000   $13.25            3/4/94    5,000    $3.31
          3/11/94  207,100   $12.88           3/11/94   44,200    $3.50
          3/18/94  221,600   $13.75           3/18/94   23,700    $3.25
          3/25/94  145,500   $12.75           3/25/94   47,900    $3.88
          3/31/94  400,100   $11.13           3/31/94   13,000    $3.63
           4/8/94  197,500   $11.38            4/8/94   17,400    $3.88
          4/15/94   77,100   $10.75           4/15/94   31,300    $4.13
          4/22/94  133,800   $10.88           4/22/94   18,500    $3.50
          4/29/94   51,500   $10.75           4/29/94    4,200    $3.56
           5/6/94  235,400   $11.63            5/6/94    2,100    $3.75
          5/13/94   77,900   $11.50           5/13/94   12,500    $3.50
          5/20/94   90,400   $11.25           5/20/94    3,400    $3.13
          5/27/94   34,700   $11.25           5/27/94   21,300    $3.00
           6/3/94   37,600   $11.25            6/3/94   31,400    $3.00
          6/10/94  149,300   $11.00           6/10/94   43,500    $3.00
          6/17/94  111,200   $10.25           6/17/94   13,800    $2.94
          6/24/94   95,800   $10.13           6/24/94   31,900    $2.88
           7/1/94  137,600   $10.00            7/1/94   35,100    $2.88
           7/8/94  115,100   $ 9.88            7/8/94   16,700    $3.06
          7/15/94   81,000   $ 9.63           7/15/94    8,800    $3.00
          7/22/94   74,100   $ 9.63           7/22/94   47,800    $2.88
          7/29/94  138,900   $ 9.50           7/29/94   10,500    $2.88
           8/5/94  132,200   $ 9.88            8/5/94      500    $2.75
          8/12/94  148,900   $ 9.63           8/12/94   59,000    $2.50
          8/19/94  125,600   $ 9.25           8/19/94   23,600    $2.81
          8/26/94  109,800   $ 9.25           8/26/94   16,000    $2.94
           9/2/94   82,800   $ 9.38            9/2/94   23,300    $2.63
           9/9/94   52,000   $ 9.13            9/9/94    3,700    $2.81
          9/16/94  145,500   $ 9.13           9/16/94   66,400    $3.25
          9/23/94  120,800   $ 9.13           9/23/94   25,100    $3.38
          9/30/94   41,600   $ 9.00           9/30/94   22,200    $3.25
          10/7/94   28,500   $ 9.00           10/7/94   17,000    $3.25
         10/14/94  112,900   $ 9.13          10/14/94   12,100    $3.38
         10/21/94   96,400   $ 9.00          10/21/94   21,900    $3.00
         10/28/94  122,900   $ 9.00          10/28/94   41,400    $3.00
          11/4/94   63,100   $ 9.00           11/4/94   49,200    $3.25
         11/11/94   63,400   $ 9.00          11/11/94    9,500    $2.75
         11/18/94  210,000   $10.00          11/18/94   19,400    $2.75
         11/25/94   57,600   $ 9.88          11/25/94  151,900    $2.06
          12/2/94   59,500   $ 9.75           12/2/94  156,600    $2.75
          12/9/94   58,400   $ 9.50           12/9/94   18,200    $2.50
         12/16/94   76,700   $ 9.63          12/16/94   74,700    $2.25
         12/23/94  105,400   $ 9.00          12/23/94    4,500    $2.25
         12/30/94   98,400   $ 9.00          12/30/94   11,600    $2.63
           1/6/95   19,700   $ 9.13            1/6/95    2,900    $2.63
          1/13/95   59,300   $ 9.00           1/13/95   21,700    $3.38
          1/20/95  108,200   $ 9.13           1/20/95    5,900    $3.25
          1/27/95   36,700   $ 9.50           1/27/95    4,900    $3.00
           2/3/95   73,000   $ 9.50            2/3/95    1,200    $2.50
          2/10/95   96,900   $ 9.75           2/10/95    1,900    $3.00
          2/17/95   78,100   $10.25           2/17/95    2,500    $3.00
          2/24/95   43,200   $10.13           2/24/95    4,100    $3.00
           3/3/95  132,100   $10.75            3/3/95   10,200    $3.00
          3/10/95   66,100   $10.38           3/10/95    5,200    $2.56
          3/17/95   73,500   $10.75           3/17/95    4,400    $2.88
          3/24/95   65,100   $10.88           3/24/95    2,600    $2.88
          3/31/95   54,200   $10.88           3/31/95    5,800    $2.63
           4/7/95   57,300   $10.88            4/7/95   10,000    $2.63
          4/13/95   43,000   $10.88           4/13/95    5,200    $2.81
          4/21/95  174,400   $11.63           4/21/95    9,500    $3.00
          4/28/95   90,100   $11.88           4/28/95      600    $2.81
           5/5/95  110,800   $12.00            5/5/95    8,800    $2.88
          5/12/95  110,000   $12.38           5/12/95    5,900    $2.75
          5/19/95  214,200   $12.75           5/19/95    7,800    $2.81
          5/26/95  163,900   $13.13           5/26/95   31,100    $3.25
           6/2/95   71,400   $13.00            6/2/95   35,100    $3.31
           6/9/95  183,900   $13.50            6/9/95    9,800    $3.00
          6/16/95  580,300   $14.75           6/16/95  116,500    $3.63
          6/23/95  639,200   $15.38           6/23/95   15,500    $3.38
          6/30/95  207,500   $14.75           6/30/95   16,600    $3.13
           7/7/95  373,200   $14.00            7/7/95   23,000    $3.13
          7/14/95  224,800   $14.00           7/14/95    7,200    $3.13
          7/21/95  225,100   $13.75           7/21/95    7,100    $3.13
          7/28/95  192,400   $14.00           7/28/95   31,200    $3.13
           8/4/95  328,700   $13.75            8/4/95    5,400    $3.25
          8/11/95  368,600   $13.88           8/11/95   29,500    $3.06
          8/18/95  131,500   $13.88           8/18/95    6,400    $3.06
          8/25/95  162,800   $13.50           8/25/95   25,900    $3.00
           9/1/95  136,600   $13.63            9/1/95    9,200    $2.94
           9/8/95  218,500   $14.50            9/8/95   10,700    $3.00
          9/15/95  325,600   $15.38           9/15/95   10,100    $3.00
          9/22/95  162,200   $15.38           9/22/95   15,000    $3.00
          9/29/95   58,200   $14.75           9/29/95    5,800    $2.75
          10/6/95   58,400   $14.50           10/6/95   47,400    $2.56
         10/13/95   40,400   $14.50          10/13/95   13,700    $2.25
         10/20/95  116,700   $15.38          10/20/95   23,400    $2.50
         10/27/95   97,500   $14.25          10/27/95   25,000    $3.00
          11/3/95  120,700   $14.63           11/3/95   27,200    $2.88
         11/10/95  257,400   $15.75          11/10/95   32,000    $2.50
         11/17/95  290,800   $16.00          11/17/95    6,700    $2.50
         11/24/95  108,600   $17.00          11/24/95   10,700    $2.50
          12/1/95  173,000   $16.50           12/1/95   10,500    $2.75
          12/8/95  120,800   $16.50           12/8/95    4,300    $2.25
         12/15/95  128,100   $16.75          12/15/95   17,900    $2.50
         12/22/95  326,000   $18.13          12/22/95   18,200    $2.63
         12/29/95   51,100   $18.50          12/29/95   13,300    $2.50
           1/3/96   64,500   $18.38            1/3/96    6,300    $2.25



                                    [GRAPH]

                            Westbridge Capital Corp.
                             Date    Volume    Price
                           --------------------------
                           12/31/93        0    $6.75
                             1/7/94    2,800    $6.94
                            1/14/94   10,000    $7.00
                            1/21/94   15,200    $7.13
                            1/28/94   24,300    $7.88
                             2/4/94   18,900    $8.00
                            2/11/94   11,700    $8.19
                            2/18/94   47,700    $8.25
                            2/25/94   25,500    $8.25
                             3/4/94    4,400    $8.25
                            3/11/94    5,300    $8.13
                            3/18/94    7,100    $8.00
                            3/25/94    2,700    $8.00
                            3/31/94   12,200    $7.63
                             4/8/94   10,400    $7.63
                            4/15/94    7,000    $7.50
                            4/22/94   10,600    $7.38
                            4/29/94   11,000    $6.75
                             5/6/94   21,500    $7.00
                            5/13/94    4,700    $7.13
                            5/20/94   10,900    $7.25
                            5/27/94   10,500    $7.63
                             6/3/94    3,700    $7.38
                            6/10/94    3,400    $7.50
                            6/17/94   19,100    $7.75
                            6/24/94    5,700    $7.63
                             7/1/94   51,100    $8.00
                             7/8/94      800    $7.88
                            7/15/94    9,100    $8.38
                            7/22/94   14,900    $8.38
                            7/29/94   25,700    $8.63
                             8/5/94   23,400    $8.38
                            8/12/94    7,000    $8.13
                            8/19/94    3,200    $8.13
                            8/26/94   28,600    $9.13
                             9/2/94   47,700    $9.13
                             9/9/94   14,700    $9.50
                            9/16/94   29,700    $9.50
                            9/23/94   25,400    $9.38
                            9/30/94   13,700    $9.38
                            10/7/94    5,900    $9.00
                           10/14/94    7,600    $9.00
                           10/21/94    7,900    $8.75
                           10/28/94      100    $8.88
                            11/4/94    3,400    $8.75
                           11/11/94   22,000    $8.00
                           11/18/94   10,300    $7.88
                           11/25/94    5,900    $7.88
                            12/2/94    6,200    $7.88
                            12/9/94    1,400    $7.69
                           12/16/94   11,200    $7.75
                           12/23/94    8,200    $8.00
                           12/30/94   15,300    $7.38
                             1/6/95    8,000    $8.00
                            1/13/95   11,400    $8.00
                            1/20/95    3,900    $7.75
                            1/27/95    1,000    $7.63
                             2/3/95    9,600    $7.50
                            2/10/95    3,900    $7.75
                            2/17/95   10,500    $7.50
                            2/24/95  662,000    $6.63
                             3/3/95   38,700    $6.50
                            3/10/95  103,700    $6.50
                            3/17/95   29,100    $6.38
                            3/24/95   51,000    $6.63
                            3/31/95   55,800    $6.63
                             4/7/95  102,900    $7.13
                            4/13/95   58,000    $7.13
                            4/21/95   79,900    $7.13
                            4/28/95   58,200    $7.00
                             5/5/95   48,100    $7.00
                            5/12/95  189,200    $5.88
                            5/19/95   65,000    $6.00
                            5/26/95   39,600    $5.88
                             6/2/95   56,600    $5.75
                             6/9/95   45,500    $6.00
                            6/16/95   50,400    $6.38
                            6/23/95   46,100    $6.00
                            6/30/95   34,300    $6.38
                             7/7/95      900    $6.25
                            7/14/95   28,900    $6.25
                            7/21/95   41,400    $6.25
                            7/28/95   30,500    $6.25
                             8/4/95   24,800    $6.38
                            8/11/95   26,900    $6.13
                            8/18/95   13,000    $6.25
                            8/25/95   46,300    $6.25
                             9/1/95   31,800    $6.00
                             9/8/95   11,200    $6.00
                            9/15/95   18,800    $6.00
                            9/22/95   24,000    $6.13
                            9/29/95   26,300    $6.13
                            10/6/95    5,500    $6.00
                           10/13/95   11,400    $5.81
                           10/20/95   21,100    $5.88
                           10/27/95    8,500    $5.88
                            11/3/95   57,700    $5.94
                           11/10/95   16,000    $6.00
                           11/17/95   14,900    $5.88
                           11/24/95   11,000    $5.94
                            12/1/95   41,600    $6.13
                            12/8/95   78,600    $6.38
                           12/15/95   43,300    $6.38
                           12/22/95   29,200    $6.38
                           12/29/95   34,300    $6.63
                             1/3/96    7,700    $6.50



                                                            J. C. BRADFORD & CO.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

   LARGER CAPITALIZATION LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

           WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/93



                 [GRAPH]                              [GRAPH]

         American Heritage Life                 American Travellers C
       Date      Volume     Price             Date      Volume     Price
     -----------------------------          -----------------------------
     12/31/93      59,000   $18.88          12/31/93      19,800   $12.00
       1/7/94      47,300   $19.13            1/7/94     292,300   $13.00
      1/14/94      31,500   $19.75           1/14/94     245,800   $13.13
      1/21/94      19,600   $19.63           1/21/94     298,200   $14.38
      1/28/94      18,700   $19.00           1/28/94     214,400   $13.50
       2/4/94      35,600   $18.00            2/4/94     137,400   $13.38
      2/11/94      15,500   $18.63           2/11/94     107,600   $13.75
      2/18/94      32,800   $18.88           2/18/94     379,200   $13.75
      2/25/94      28,900   $19.00           2/25/94     318,700   $13.63
       3/4/94      29,200   $18.25            3/4/94     783,800   $13.13
      3/11/94      57,900   $18.13           3/11/94     152,200   $12.63
      3/18/94      43,200   $18.50           3/18/94     596,200   $13.13
      3/25/94      23,200   $18.25           3/25/94     113,400   $12.88
      3/31/94      28,400   $18.00           3/31/94     372,200   $11.63
       4/8/94      14,800   $17.63            4/8/94     365,100   $12.75
      4/15/94      10,400   $17.88           4/15/94     248,200   $13.13
      4/22/94      16,900   $17.50           4/22/94     308,300   $11.31
      4/29/94      11,900   $17.50           4/29/94      93,000   $12.75
       5/6/94      95,700   $17.00            5/6/94      81,200   $12.50
      5/13/94      13,100   $17.25           5/13/94     353,200   $12.63
      5/20/94      25,400   $17.25           5/20/94     113,000   $12.63
      5/27/94      23,900   $18.13           5/27/94     355,500   $12.88
       6/3/94      10,900   $18.88            6/3/94     359,800   $13.13
      6/10/94      24,700   $18.88           6/10/94     124,600   $13.00
      6/17/94      29,300   $18.63           6/17/94     280,900   $13.63
      6/24/94      25,100   $17.50           6/24/94     270,500   $13.13
       7/1/94      30,400   $17.50            7/1/94     135,800   $14.13
       7/8/94       8,200   $17.88            7/8/94     186,100   $13.75
      7/15/94      28,700   $18.13           7/15/94     129,900   $14.13
      7/22/94      41,700   $17.00           7/22/94     244,300   $13.63
      7/29/94      31,400   $17.13           7/29/94     769,400   $14.50
       8/5/94      40,000   $17.75            8/5/94     641,100   $15.25
      8/12/94      13,500   $17.50           8/12/94     455,700   $14.50
      8/19/94     144,400   $17.88           8/19/94     553,500   $14.63
      8/26/94      31,000   $18.00           8/26/94     689,700   $15.44
       9/2/94      29,500   $18.50            9/2/94     933,000   $15.75
       9/9/94      22,600   $18.88            9/9/94     686,000   $16.63
      9/16/94      13,600   $18.63           9/16/94     394,900   $16.38
      9/23/94      19,500   $18.13           9/23/94     258,200   $16.13
      9/30/94      12,600   $18.38           9/30/94     381,000   $17.38
      10/7/94      25,900   $17.50           10/7/94     596,800   $16.50
     10/14/94      20,700   $17.75          10/14/94     881,700   $17.38
     10/21/94      11,700   $18.00          10/21/94     325,100   $17.25
     10/28/94      15,900   $17.88          10/28/94     210,800   $17.25
      11/4/94      29,900   $17.25           11/4/94     183,000   $16.88
     11/11/94      88,700   $17.63          11/11/94     231,200   $16.88
     11/18/94     108,000   $18.00          11/18/94     483,900   $16.88
     11/25/94      65,700   $18.00          11/25/94     193,800   $16.25
      12/2/94      25,000   $17.88           12/2/94     189,000   $16.38
      12/9/94      29,200   $17.50           12/9/94     188,600   $14.63
     12/16/94      19,600   $18.00          12/16/94     411,700   $15.63
     12/23/94      16,200   $18.50          12/23/94     256,300   $15.88
     12/30/94      11,100   $19.13          12/30/94     114,100   $16.38
       1/6/95      11,200   $18.63            1/6/95     192,700   $17.25
      1/13/95      26,500   $18.38           1/13/95     223,200   $16.88
      1/20/95      54,100   $18.50           1/20/95     240,600   $16.13
      1/27/95      30,800   $18.50           1/27/95     271,600   $16.81
       2/3/95      12,300   $18.63            2/3/95     288,700   $17.25
      2/10/95      43,100   $18.88           2/10/95     281,900   $17.75
      2/17/95      18,000   $19.00           2/17/95     326,800   $17.50
      2/24/95      22,500   $19.13           2/24/95     268,200   $17.63
       3/3/95      21,500   $19.25            3/3/95     801,500   $20.13
      3/10/95      11,300   $19.00           3/10/95     494,000   $20.00
      3/17/95      24,300   $18.00           3/17/95     459,900   $19.25
      3/24/95      18,600   $18.50           3/24/95     344,200   $19.13
      3/31/95      17,500   $18.00           3/31/95     393,500   $19.50
       4/7/95      34,400   $16.88            4/7/95     666,100   $19.69
      4/13/95      43,200   $18.13           4/13/95     310,600   $19.50
      4/21/95      21,500   $18.13           4/21/95     239,100   $17.88
      4/28/95      35,800   $19.00           4/28/95     379,300   $20.00
       5/5/95      47,700   $18.81            5/5/95     279,900   $20.00
      5/12/95      40,600   $18.50           5/12/95     339,800   $19.75
      5/19/95      24,000   $17.88           5/19/95     144,200   $18.88
      5/26/95      79,800   $19.13           5/26/95     140,200   $17.88
       6/2/95      27,100   $19.38            6/2/95     254,800   $18.63
       6/9/95      25,800   $19.63            6/9/95     298,500   $18.75
      6/16/95      27,600   $20.38           6/16/95     536,200   $18.00
      6/23/95      26,600   $20.25           6/23/95     729,400   $16.38
      6/30/95      39,000   $21.25           6/30/95     501,900   $17.63
       7/7/95      66,300   $21.00            7/7/95     244,200   $18.00
      7/14/95      82,600   $20.63           7/14/95     437,600   $18.13
      7/21/95      39,100   $20.38           7/21/95     862,700   $16.50
      7/28/95      27,800   $20.38           7/28/95     367,800   $16.25
       8/4/95      19,700   $20.00            8/4/95     602,200   $16.75
      8/11/95      51,000   $19.38           8/11/95     284,100   $16.75
      8/18/95      27,700   $19.88           8/18/95     324,200   $17.00
      8/25/95      30,300   $20.13           8/25/95     198,300   $16.75
       9/1/95      15,800   $20.25            9/1/95     557,600   $18.50
       9/8/95      11,200   $20.63            9/8/95     404,100   $19.13
      9/15/95      31,200   $20.00           9/15/95     579,800   $19.13
      9/22/95      22,900   $20.00           9/22/95   1,096,100   $17.75
      9/29/95      32,700   $20.00           9/29/95     670,700   $18.63
      10/6/95      55,900   $19.88           10/6/95     710,300   $18.63
     10/13/95      65,200   $19.63          10/13/95     555,600   $19.25
     10/20/95      33,700   $19.63          10/20/95     652,100   $20.63
     10/27/95      49,500   $19.63          10/27/95   1,403,100   $23.13
      11/3/95      24,800   $19.88           11/3/95     919,500   $23.00
     11/10/95      11,200   $19.50          11/10/95     880,400   $23.75
     11/17/95      77,200   $20.00          11/17/95     296,200   $23.75
     11/24/95      16,700   $20.00          11/24/95     699,200   $24.88
      12/1/95      42,100   $19.88           12/1/95     638,500   $25.38
      12/8/95      48,100   $21.75           12/8/95   1,163,300   $26.13
     12/15/95      76,300   $22.00          12/15/95     931,500   $25.63
     12/22/95      63,400   $23.00          12/22/95     774,100   $27.88
     12/29/95      26,400   $22.88          12/29/95     315,500   $28.13
       1/3/96      23,000   $23.00            1/3/96     155,500   $28.00




                 [GRAPH]                              [GRAPH]

         Bankers Life Hldg Corp.             Capitol American Finl Corp.
       Date      Volume     Price             Date      Volume     Price
     -----------------------------          -----------------------------
     12/31/93     236,900   $21.50          12/31/93       6,100   $21.50
       1/7/94     305,400   $22.50            1/7/94      96,000   $22.13
      1/14/94     248,100   $22.75           1/14/94      47,200   $21.88
      1/21/94     388,100   $24.00           1/21/94      38,600   $22.25
      1/28/94     251,700   $22.75           1/28/94      88,700   $22.25
       2/4/94     291,100   $20.75            2/4/94      34,700   $22.38
      2/11/94     830,100   $22.50           2/11/94      63,600   $22.13
      2/18/94     537,800   $22.75           2/18/94      81,600   $23.50
      2/25/94     597,000   $21.88           2/25/94     102,400   $23.25
       3/4/94     592,800   $20.88            3/4/94      74,900   $23.25
      3/11/94   1,107,900   $21.00           3/11/94      93,700   $23.00
      3/18/94     634,900   $23.13           3/18/94      55,500   $22.25
      3/25/94     504,500   $23.25           3/25/94      36,000   $22.75
      3/31/94     341,400   $21.25           3/31/94      27,400   $21.50
       4/8/94     362,600   $20.38            4/8/94      36,400   $22.38
      4/15/94     308,900   $21.00           4/15/94      34,700   $23.38
      4/22/94     330,700   $19.75           4/22/94      41,900   $22.88
      4/29/94     178,500   $20.00           4/29/94      28,800   $23.38
       5/6/94     300,500   $20.00            5/6/94      71,500   $24.75
      5/13/94     285,100   $19.50           5/13/94      17,100   $24.63
      5/20/94     314,300   $20.00           5/20/94      28,600   $24.75
      5/27/94     466,600   $20.13           5/27/94      48,600   $22.75
       6/3/94     105,500   $19.63            6/3/94      21,300   $23.25
      6/10/94     246,100   $20.00           6/10/94      27,600   $22.88
      6/17/94     335,700   $19.88           6/17/94      49,500   $22.00
      6/24/94     203,500   $18.63           6/24/94      14,800   $21.88
       7/1/94     460,800   $19.25            7/1/94      42,100   $23.38
       7/8/94     196,200   $19.63            7/8/94      68,900   $23.63
      7/15/94     666,000   $20.88           7/15/94      34,200   $23.25
      7/22/94     455,200   $21.88           7/22/94      32,100   $23.00
      7/29/94     442,800   $21.75           7/29/94      14,500   $22.88
       8/5/94      98,000   $21.38            8/5/94      88,300   $22.50
      8/12/94     130,600   $21.88           8/12/94       7,500   $21.69
      8/19/94      59,300   $20.38           8/19/94      93,700   $21.00
      8/26/94     136,000   $20.88           8/26/94     155,800   $21.38
       9/2/94     426,200   $21.63            9/2/94      72,300   $22.75
       9/9/94   1,760,600   $23.63            9/9/94      66,200   $23.00
      9/16/94     857,900   $25.00           9/16/94      20,100   $22.75
      9/23/94     620,700   $22.88           9/23/94      51,000   $22.00
      9/30/94     379,800   $23.38           9/30/94     211,700   $22.00
      10/7/94     833,600   $19.75           10/7/94      23,900   $21.38
     10/14/94     446,000   $20.63          10/14/94     126,400   $21.75
     10/21/94     328,300   $18.88          10/21/94      24,100   $22.13
     10/28/94     561,400   $19.00          10/28/94      20,000   $22.38
      11/4/94     504,800   $19.25           11/4/94      31,000   $22.50
     11/11/94     178,900   $18.63          11/11/94      11,500   $22.63
     11/18/94     451,400   $17.88          11/18/94      15,500   $22.63
     11/25/94     934,600   $17.38          11/25/94      12,800   $21.38
      12/2/94     475,500   $17.50           12/2/94      21,700   $21.38
      12/9/94     356,700   $17.00           12/9/94      81,000   $21.38
     12/16/94     495,300   $17.38          12/16/94      47,500   $21.50
     12/23/94   1,121,600   $18.88          12/23/94      45,600   $21.50
     12/30/94     472,000   $19.00          12/30/94      36,400   $23.00
       1/6/95     640,900   $20.50            1/6/95      19,000   $22.88
      1/13/95     842,700   $21.00           1/13/95      30,700   $23.13
      1/20/95     262,000   $20.88           1/20/95      33,600   $22.13
      1/27/95     365,800   $21.00           1/27/95      27,900   $22.50
       2/3/95     414,000   $21.00            2/3/95      41,700   $22.00
      2/10/95     391,300   $20.75           2/10/95     115,800   $23.00
      2/17/95     775,400   $18.13           2/17/95      26,800   $23.50
      2/24/95     415,700   $18.50           2/24/95      23,000   $23.81
       3/3/95   6,541,400   $21.00            3/3/95      58,400   $23.50
      3/10/95   1,249,300   $20.75           3/10/95      92,000   $21.63
      3/17/95     646,300   $20.75           3/17/95      81,100   $20.63
      3/24/95     577,300   $20.63           3/24/95     155,700   $20.88
      3/31/95     756,100   $20.63           3/31/95      55,700   $20.75
       4/7/95     275,500   $20.50            4/7/95      16,700   $20.63
      4/13/95     290,600   $20.63           4/13/95      20,800   $20.00
      4/21/95     232,300   $21.13           4/21/95      27,900   $20.00
      4/28/95     386,400   $21.00           4/28/95      27,800   $21.88
       5/5/95     491,600   $20.75            5/5/95      25,200   $22.75
      5/12/95     501,900   $20.75           5/12/95      31,500   $22.63
      5/19/95     248,100   $21.13           5/19/95      20,100   $23.25
      5/26/95   1,101,900   $19.13           5/26/95      36,500   $22.13
       6/2/95     798,900   $19.50            6/2/95      17,400   $22.25
       6/9/95   4,022,700   $19.88            6/9/95      24,100   $23.50
      6/16/95     923,900   $20.13           6/16/95      22,100   $23.88
      6/23/95   9,931,100   $19.00           6/23/95      37,900   $24.13
      6/30/95     421,800   $19.00           6/30/95      32,300   $22.75
       7/7/95     172,900   $18.00            7/7/95      19,400   $22.50
      7/14/95     253,700   $18.50           7/14/95      26,500   $22.63
      7/21/95     125,700   $17.88           7/21/95      18,200   $22.00
      7/28/95     247,000   $18.00           7/28/95      31,800   $21.88
       8/4/95     207,000   $18.38            8/4/95      58,900   $21.88
      8/11/95     991,700   $19.25           8/11/95      31,400   $22.13
      8/18/95     195,200   $19.00           8/18/95      23,600   $22.38
      8/25/95     244,100   $19.00           8/25/95      32,800   $22.75
       9/1/95     112,300   $19.25            9/1/95      16,500   $23.13
       9/8/95      61,400   $19.13            9/8/95      18,500   $23.25
      9/15/95     222,300   $19.00           9/15/95      37,800   $23.00
      9/22/95     100,100   $18.88           9/22/95      70,100   $22.50
      9/29/95     313,800   $18.75           9/29/95       9,700   $22.25
      10/6/95     165,000   $18.38           10/6/95     261,900   $20.63
     10/13/95     184,900   $18.38          10/13/95      15,800   $20.38
     10/20/95     111,100   $18.25          10/20/95       3,600   $20.38
     10/27/95      84,500   $18.13          10/27/95      10,800   $19.75
      11/3/95     130,600   $18.13           11/3/95      16,700   $20.00
     11/10/95     173,700   $18.13          11/10/95      47,800   $20.00
     11/17/95     132,800   $18.00          11/17/95       8,100   $20.13
     11/24/95     119,500   $18.13          11/24/95      10,700   $20.69
      12/1/95     193,700   $18.00           12/1/95     251,400   $20.63
      12/8/95      53,700   $18.13           12/8/95      23,700   $20.75
     12/15/95     183,600   $18.38          12/15/95      22,500   $21.63
     12/22/95     215,900   $18.63          12/22/95      61,200   $22.38
     12/29/95     347,000   $20.25          12/29/95       9,700   $22.63
       1/3/96      21,200   $20.00            1/3/96      28,100   $22.50


                                                            J. C. BRADFORD & CO.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

     LARGER CAPITALIZATION LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/93





             [GRAPH]                                 [GRAPH]

Penncorp Financial Group, Inc.               Washington Natl Corp.
  Date       Volume      Price            Date       Volume      Price
-------------------------------         -------------------------------
12/31/93      20,500     $19.63         12/31/93       6,500     $24.00
  1/7/94      64,500     $19.00           1/7/94     258,200     $23.00
 1/14/94      72,700     $18.25          1/14/94     113,900     $24.38
 1/21/94     149,600     $17.63          1/21/94      41,000     $23.75
 1/28/94     168,600     $17.75          1/28/94     120,400     $25.13
  2/4/94     270,100     $17.25           2/4/94      91,200     $23.75
 2/11/94      95,700     $17.50          2/11/94      82,500     $24.00
 2/18/94     455,400     $16.25          2/18/94     111,300     $24.38
 2/25/94      11,000     $16.00          2/25/94      92,500     $23.88
  3/4/94     145,600     $16.50           3/4/94      61,800     $23.75
 3/11/94     294,700     $16.50          3/11/94      76,900     $24.13
 3/18/94     474,300     $16.88          3/18/94      66,400     $25.00
 3/25/94     135,800     $17.13          3/25/94      39,300     $24.63
 3/31/94     155,800     $16.25          3/31/94      64,700     $23.50
  4/8/94      72,800     $16.00           4/8/94      29,200     $23.00
 4/15/94     245,000     $15.50          4/15/94      56,500     $22.88
 4/22/94      34,700     $15.25          4/22/94      41,700     $22.00
 4/29/94      21,100     $14.50          4/29/94      27,200     $22.88
  5/6/94      80,000     $15.38           5/6/94      62,600     $22.50
 5/13/94      51,200     $15.75          5/13/94     114,700     $21.00
 5/20/94      16,500     $16.25          5/20/94   1,247,900     $21.38
 5/27/94      89,800     $17.75          5/27/94      53,700     $21.63
  6/3/94     311,900     $17.63           6/3/94      65,600     $22.50
 6/10/94      13,800     $17.50          6/10/94      36,100     $22.75
 6/17/94      75,200     $17.63          6/17/94      48,100     $23.00
 6/24/94      21,400     $17.00          6/24/94      64,200     $22.25
  7/1/94      40,700     $17.75           7/1/94     110,100     $21.50
  7/8/94      21,600     $17.63           7/8/94     132,100     $21.38
 7/15/94       8,100     $17.00          7/15/94      45,600     $21.25
 7/22/94      20,100     $16.75          7/22/94      40,600     $21.25
 7/29/94       5,800     $16.56          7/29/94      29,900     $21.13
  8/5/94     856,300     $15.38           8/5/94      83,000     $21.38
 8/12/94      12,200     $15.63          8/12/94      93,900     $21.25
 8/19/94      57,400     $15.25          8/19/94     156,100     $21.25
 8/26/94     123,600     $15.75          8/26/94     165,700     $21.25
  9/2/94      57,200     $15.50           9/2/94     134,600     $21.50
  9/9/94     116,300     $15.50           9/9/94      52,800     $22.00
 9/16/94     122,300     $15.13          9/16/94      81,100     $22.38
 9/23/94     138,100     $15.50          9/23/94      75,000     $22.50
 9/30/94      49,400     $14.88          9/30/94      69,300     $22.88
 10/7/94     222,800     $14.25          10/7/94     102,600     $21.88
10/14/94      43,300     $14.75         10/14/94      40,000     $21.88
10/21/94       5,200     $14.75         10/21/94      40,300     $21.75
10/28/94      59,800     $15.63         10/28/94      62,700     $21.50
 11/4/94      95,800     $15.75          11/4/94      76,300     $21.25
11/11/94     187,100     $14.63         11/11/94      79,400     $20.75
11/18/94      76,400     $13.13         11/18/94      47,800     $20.50
11/25/94      80,600     $13.00         11/25/94      71,900     $20.13
 12/2/94     131,700     $14.00          12/2/94     156,500     $19.88
 12/9/94      12,000     $12.63          12/9/94      49,200     $19.88
12/16/94     106,500     $13.13         12/16/94      84,000     $19.13
12/23/94      91,500     $12.88         12/23/94     127,600     $19.63
12/30/94      85,700     $13.13         12/30/94      89,200     $19.00
  1/6/95     143,200     $15.13           1/6/95      42,500     $19.00
 1/13/95      79,900     $14.50          1/13/95      64,100     $19.50
 1/20/95      90,200     $13.88          1/20/95      65,700     $19.88
 1/27/95      62,000     $13.75          1/27/95      49,600     $19.63
  2/3/95      63,200     $13.75           2/3/95      96,900     $19.38
 2/10/95     199,600     $13.75          2/10/95     136,100     $19.00
 2/17/95     102,900     $14.75          2/17/95      62,900     $18.75
 2/24/95      87,900     $15.50          2/24/95      67,600     $18.38
  3/3/95      88,600     $16.25           3/3/95     143,800     $18.50
 3/10/95     486,600     $16.00          3/10/95     167,400     $18.88
 3/17/95     246,500     $16.38          3/17/95      87,200     $18.38
 3/24/95     388,500     $16.63          3/24/95     101,400     $18.63
 3/31/95     690,100     $17.63          3/31/95      48,900     $18.50
  4/7/95     227,900     $17.88           4/7/95      60,100     $18.38
 4/13/95     107,200     $18.25          4/13/95      24,700     $18.50
 4/21/95     117,900     $18.00          4/21/95     141,500     $18.50
 4/28/95     177,700     $17.25          4/28/95      99,200     $18.38
  5/5/95     341,000     $17.38           5/5/95     113,500     $19.63
 5/12/95     124,000     $18.00          5/12/95      76,700     $19.88
 5/19/95     423,600     $17.13          5/19/95      55,100     $19.88
 5/26/95     175,800     $18.13          5/26/95      39,500     $20.00
  6/2/95     251,000     $18.50           6/2/95      67,200     $20.00
  6/9/95     487,600     $19.00           6/9/95      69,200     $20.38
 6/16/95     207,900     $18.88          6/16/95      59,400     $20.75
 6/23/95     191,600     $18.50          6/23/95     229,300     $20.63
 6/30/95     309,600     $18.50          6/30/95      87,300     $20.63
  7/7/95     194,300     $19.25           7/7/95      84,100     $21.00
 7/14/95   1,043,400     $18.95          7/14/95      87,400     $21.13
 7/21/95     794,500     $19.13          7/21/95      44,500     $20.88
 7/28/95     201,700     $19.13          7/28/95      65,200     $21.25
  8/4/95     266,800     $19.25           8/4/95      80,600     $21.38
 8/11/95     575,500     $21.50          8/11/95      72,700     $22.00
 8/18/95     481,200     $22.00          8/18/95      76,500     $22.25
 8/25/95     284,000     $21.75          8/25/95      64,800     $22.13
  9/1/95     388,900     $22.88           9/1/95     109,400     $22.63
  9/8/95     327,600     $23.25           9/8/95      57,300     $23.25
 9/15/95     334,300     $23.38          9/15/95     126,400     $24.13
 9/22/95     414,700     $22.13          9/22/95      62,900     $24.50
 9/29/95     802,900     $23.88          9/29/95      61,100     $24.88
 10/6/95     218,000     $25.00          10/6/95      46,000     $25.38
10/13/95     293,200     $24.50         10/13/95      58,200     $25.00
10/20/95     534,500     $24.63         10/20/95      64,500     $24.38
10/27/95     263,500     $23.13         10/27/95      50,400     $21.88
 11/3/95     444,400     $24.38          11/3/95      38,800     $23.38
11/10/95     117,900     $24.38         11/10/95      56,600     $23.63
11/17/95   1,105,800     $25.38         11/17/95      89,300     $23.50
11/24/95     391,400     $26.00         11/24/95      92,800     $24.13
 12/1/95   1,466,900     $27.50          12/1/95     256,200     $25.13
 12/8/95   1,356,700     $27.50          12/8/95     136,100     $25.25
12/15/95     468,500     $25.75         12/15/95     109,400     $25.13
12/22/95     867,200     $24.88         12/22/95     205,300     $26.75
12/29/95     716,600     $29.50         12/29/95     141,800     $27.63
  1/3/96     367,200     $29.00           1/3/96     244,500     $29.75




                                                            J. C. BRADFORD & CO.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

  LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES' RELATIVE PRICE PERFORMANCE


                                    [GRAPH]

Date Range  S&P 400 Industrials   Small Average*  Large Average**   Total Average
----------  -------------------   --------------  ---------------   --------------
12/31/93          100.000             100.000         100.000           100.000
  1/7/94          101.264             100.644         102.806           101.545
 1/14/94          102.338             104.430         102.913           103.798
 1/21/94          102.442             105.025         105.738           105.322
 1/28/94          102.756             109.517         102.582           106.627
  2/4/94          101.364             108.343          99.060           104.475
 2/11/94          101.624             106.661         101.998           104.718
 2/18/94          101.533             104.432         102.500           103.627
 2/25/94          100.961             103.570         101.123           102.551
  3/4/94          100.853             103.158          99.075           101.456
 3/11/94          101.340             104.197          97.992           101.612
 3/18/94          102.408             103.469         100.884           102.392
 3/25/94           99.863             104.932         101.039           103.310
 3/31/94           96.477             100.125          94.776            97.896
  4/8/94           96.731             101.228          95.999            99.049
 4/15/94           95.894             101.415          97.891            99.946
 4/22/94           96.094              97.090          92.591            95.215
 4/29/94           97.188              96.072          94.919            95.592
  5/6/94           96.799              98.417          96.143            97.470
 5/13/94           96.175              97.356          96.417            96.965
 5/20/94           98.221              96.213          97.508            96.753
 5/27/94           98.726              95.088          98.637            96.567
  6/3/94           99.174              95.261          99.721            97.119
 6/10/94           98.480              96.906          99.385            97.939
 6/17/94           98.671              94.492          99.359            96.520
 6/24/94           95.403              92.164          95.417            93.519
  7/1/94           96.011              92.713          99.825            95.677
  7/8/94           96.871              94.303         100.051            96.698
 7/15/94           97.923              94.299         101.118            97.141
 7/22/94           97.834              93.730          99.536            96.149
 7/29/94           98.871              95.914         100.703            97.910
  8/5/94           98.517              98.408         100.707            99.366
 8/12/94           99.669              97.458          99.157            98.166
 8/19/94          100.504              97.894          97.345            97.665
 8/26/94          102.966              99.443         100.156            99.740
  9/2/94          102.421              98.951         102.928           100.608
  9/9/94          102.177             102.211         106.877           104.155
 9/16/94          103.116             105.881         106.859           106.289
 9/23/94          100.672             105.933         103.621           104.969
 9/30/94          101.479             106.270         105.797           106.073
 10/7/94           99.882             104.048          98.821           101.870
10/14/94          103.086             105.046         102.217           103.867
10/21/94          102.338             103.080         100.994           102.211
10/28/94          104.221             103.054         102.102           102.657
 11/4/94          101.714             103.004         101.291           102.290
11/11/94          101.977              98.697         100.077            99.272
11/18/94          102.190              98.490          98.248            98.389
11/25/94           99.448              93.094          95.451            94.076
 12/2/94           99.748              96.506          96.662            96.571
 12/9/94           98.165              94.109          91.482            93.014
12/16/94          100.815              94.596          94.653            94.620
12/23/94          101.385              95.853          96.740            96.223
12/30/94          101.355              96.728         100.002            98.092
  1/6/95          101.342              97.290         104.248           100.189
 1/13/95          102.497             103.391         103.419           103.402
 1/20/95          102.229             100.947         100.618           100.810
 1/27/95          102.684              99.816         102.102           100.769
  2/3/95          104.387              97.713         102.498            99.706
 2/10/95          105.343             102.598         104.294           103.305
 2/17/95          105.518             101.964         103.052           102.417
 2/24/95          106.688             103.144         104.797           103.833
  3/3/95          106.477             104.096         111.895           107.345
 3/10/95          107.682             101.515         109.190           104.713
 3/17/95          109.108             103.406         106.332           104.625
 3/24/95          110.502             104.774         107.025           105.712
 3/31/95          110.459             104.679         108.023           106.072
  4/7/95          111.141             104.178         107.167           105.423
 4/13/95          111.961             104.582         108.095           106.046
 4/21/95          111.955             105.221         105.597           105.378
 4/28/95          113.434             106.084         110.929           108.103
  5/5/95          114.469             107.123         111.440           108.921
 5/12/95          115.630             105.832         111.212           108.074
 5/19/95          114.404             106.019         109.130           107.315
 5/26/95          115.237             108.419         106.900           107.786
  6/2/95          116.702             107.035         109.262           107.963
  6/9/95          116.398             107.130         111.757           109.057
 6/16/95          119.080             113.750         111.755           112.919
 6/23/95          121.146             111.354         107.718           109.839
 6/30/95          120.265             112.003         109.582           110.995
  7/7/95          122.831             110.813         109.544           110.284
 7/14/95          123.992             113.790         109.634           112.058
 7/21/95          122.457             112.168         105.673           109.462
 7/28/95          124.369             113.907         105.256           110.302
  8/4/95          123.171             115.712         106.168           111.735
 8/11/95          122.383             114.335         108.846           112.048
 8/18/95          123.060             113.783         110.302           112.333
 8/25/95          122.799             115.031         110.244           113.037
  9/1/95          123.271             114.892         115.021           114.946
  9/8/95          125.356             118.041         116.842           117.541
 9/15/95          127.122             121.539         115.958           119.214
 9/22/95          127.116             119.550         111.812           116.326
 9/29/95          127.089             117.097         114.704           116.100
 10/6/95          126.337             113.340         113.858           113.556
10/13/95          126.356             113.264         113.893           113.526
10/20/95          127.411             115.264         116.195           115.652
10/27/95          126.028             118.167         118.136           118.154
 11/3/95          128.385             117.725         119.699           118.547
11/10/95          128.966             117.271         120.551           118.638
11/17/95          130.689             118.324         122.100           119.897
11/24/95          130.678             120.964         125.252           122.751
 12/1/95          131.841             121.472         127.307           123.903
 12/8/95          134.466             120.642         130.776           124.864
12/15/95          134.086             123.121         129.471           125.767
12/22/95          132.998             124.851         134.319           128.796
12/29/95          133.507             126.362         141.061           132.487
  1/3/96          134.658             124.801         140.127           131.186


                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
-------------------------------------------------------------------------------

COMPARABLE COMPANY DESCRIPTIONS
LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

Smaller Capitalization Companies

ALLIED LIFE FINANCIAL CORPORATION is a holding company that underwrites, markets and distributes universal life insurance, term life insurance and annuity products. The Company serves individuals who live primarily in rural and suburban areas of the midwestern and western United States.

COTTON STATES LIFE & HEALTH INSURANCE underwrites life, accident and health insurance, and is licensed throughout the Southern states. CSI Brokerage Service, Inc., a subsidiary, sells and buys insurance products for the Company and its affiliated property and casualty companies. Another subsidiary markets the Company's products through independent agents.

INTERCONTINENTAL LIFE CORPORATION operates through its subsidiaries Investors Life Insurance of North America and Intercontinental Life Insurance Company. The Company markets and underwrites individual and group life and health insurance and annuity products. Intercontinental markets its products in 45 states, Puerto Rico and Washington, DC through independent agents, nonexclusive general agents.

PENN TREATY AMERICAN CORPORATION underwrites, markets and sells individual fixed, defined benefit accident and health insurance policies. These policies cover long term skilled, intermediate and custodial nursing home care, hospital care and policies that supplement Medicare.

PIONEER FINANCIAL SERVICES, INC., through the operation of its subsidiaries, provides marketing, insurance underwriting, medical utilization management and PPO/HMO development and management services throughout the United States.

UNIVERSAL HOLDINGS CORPORATION, through its subsidiaries, sells life, health, casualty and property insurance. The Company sells annuities and provides travel assistance, claims administration and communications services.

WESTBRIDGE CAPITAL CORPORATION, through its subsidiaries and affiliated companies, underwrites and sells to individuals specialized health insurance products which supplement or substitute medical expense coverage usually provided by employers and government programs. The Company is active mainly in small towns and rural areas.

                                                            J. C. BRADFORD & CO.

INVESTMENT BANKING GROUP
-------------------------------------------------------------------------------

COMPARABLE COMPANY DESCRIPTIONS
LIFE AND ACCIDENT AND HEALTH INSURANCE COMPANIES

Larger Capitalization Companies

AMERICAN HERITAGE LIFE INVESTMENT CORPORATION is a holding company for American Heritage Life Insurance Company and American Heritage Life Insurance Company of Texas. The Companies offer life, accident and health insurance on an individual, group and credit basis. The Company is licensed in most of the United States.

AMERICAN TRAVELLERS CORPORATION, through its subsidiaries, underwrites and sells long term care insurance including nursing home care, with over 206,000 policies in force. The Company is licensed in 45 states, the District of Columbia, the United States and the British Virgin Islands.

BANKERS LIFE HOLDING CORPORATION operates through Bankers Life and Casualty Corporation. The Company offers individual health insurance, medical supplements, long term care, accident and health, annuity and life insurance products throughout the United States.

CAPITOL AMERICAN FINANCIAL CORPORATION, through its subsidiary, Capitol American Life Insurance Co., underwrites, markets and distributes supplemental individual accident and health insurance. The Company primarily provides cancer insurance, as well as, accident, intensive care and other forms of insurance.

PENNCORP FINANCIAL GROUP, INC. is an insurance holding company. Through its subsidiaries, the Company underwrites and markets life insurance, and to a lesser extent, fixed benefit accident and sickness insurance to the middle market throughout the United States, Canada, Puerto Rico and the Caribbean.

WASHINGTON NATIONAL CORPORATION is a financial services holding company. The Company, through its subsidiaries, provides individual health insurance, group employee benefits, disability insurance for educators, and individual life insurance and annuities. Washington National provides its services in various states throughout the United States and in the District of Columbia.



                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY
------------------------------------------------------------------------------

1 Analysis Summary
2 Bankers Fidelity Financial Statements
     a) GAAP Accounting
     b) SAP Accounting
3 Comparable Transaction Analysis
     a) Insurance "Squeeze-Out" Acquisitions
     b) All Industry "Squeeze-Out" Acquisitions
4 Comparable Acquisition Analysis
5 Comparable Company Analysis
6 Discounted Cash Flow Analysis



                                                            J. C. BRADFORD & CO.

BANKERS FIDELITY LIFE INSURANCE COMPANY
DISCOUNTED CASH FLOW ANALYSIS


                                                                                              (In 000s, except per share)
                                                                      1996             1997               1998
                                                                      ----             ----               ----
                                    Dividend/Share                  $ 0.35           $ 0.35             $  0.35
                                    Shares                           2,987            2,987               2,987
                                    Dividends                       $1,045           $1,045             $ 1,045

                                    Net Income (for Terminal Value Calculation I)                       $ 1,355
                                    GAAP Book Value (for Terminal Value Calculation II)                 $23,757

                        ABSOLUTE VALUATION MATRIX I                                   PER SHARE VALUATION MATRIX I (1)

                DISCOUNT         NET INCOME EXIT MULTIPLE                          DISCOUNT      NET INCOME EXIT MULTIPLE
                  RATE        8.0 X     10.0 X     12.0 X                            RATE       8.0 X     10.0 X   12.0 X
                  ----        -----     ------     ------                            ----       -----     ------   ------
                   10.00%    $8,147    $10,184    $12,221                             10.00%   $2.73      $3.41    $4.09
                   12.50%     7,616      9,520     11,424                             12.50%    2.55       3.19     3.82
                   15.00%     7,130      8,912     10,695                             15.00%    2.39       2.98     3.58
                   17.50%     6,684      8,356     10,027                             17.50%    2.24       2.80     3.36
                   20.00%     6,275      7,844      9,413                             20.00%    2.10       2.63     3.15

                                 MATRIX AVERAGE   $ 8,963                                       MATRIX AVERAGE     $3.00


                      ABSOLUTE VALUATION MATRIX II                                   PER SHARE VALUATION MATRIX II (1)

                  DISCOUNT   BOOK VALUE EXIT MULTIPLE                               DISCOUNT  BOOK VALUE EXIT MULTIPLE
                    RATE     0.75 X     1.00 X     1.25 X                              RATE   0.75 X     1.00 X   1.25 X
                    ----     ------     ------     ------                              ----   ------     ------   ------
                   10.00%   $13,387    $17,849    $22,311                             10.00%   $4.48      $5.98    $7.47
                   12.50%    12,514     16,685     20,856                             12.50%    4.19       5.59     6.98
                   15.00%    11,715     15,620     19,525                             15.00%    3.92       5.23     6.54
                   17.50%    10,983     14,644     18,305                             17.50%    3.68       4.90     6.13
                   20.00%    10,311     13,748     17,185                             20.00%    3.45       4.60     5.75

                                 MATRIX AVERAGE   $15,709                                         MATRIX AVERAGE   $5.26


(1) Based on 2,987,087 shares outstanding

                                                                  Exhibit (d)(1)

                    BANKERS FIDELITY LIFE INSURANCE COMPANY
                           4370 Peachtree Road, N.E.
                             Atlanta, Georgia 30319



March 4, 1996



Dear Shareholder:


         You are cordially invited to attend a Special Meeting of the Shareholders (the "Special Meeting") of Bankers Fidelity Life Insurance Company (the "Company") to be held at the Company's offices, 4370 Peachtree Road, N.E., Atlanta, Georgia, on APRIL 1, 1996, at 9:00 a.m., Atlanta time. A Notice of Special Meeting, a Proxy Statement and a Proxy containing information about the matters to be acted upon at the Special Meeting, as well as copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, are enclosed herewith.


         At the Special Meeting you will be asked to consider and vote upon a proposal to approve an Agreement of Merger, dated January 5, 1996 (the "Merger Agreement"), by and among the Company, Atlantic American Corporation, a Georgia corporation ("AAC"), and BF Acquisition Corporation, a Georgia corporation and a wholly-owned subsidiary of AAC ("BFAC"), pursuant to which BFAC will be merged with and into the Company (the "Merger"). As a result of the Merger, the Company will become a wholly-owned subsidiary of AAC. If the Merger Agreement is approved and the Merger becomes effective, each holder of common stock, $1.00 par value, of the Company (the "Common Stock") (other than those shares held by BFAC or by persons who properly perfect their dissenters' rights under Georgia law) will have the right to receive $6.25 in cash, without interest, for each share of Common Stock held at the time of the Merger. The Merger and certain related matters are described in detail in the accompanying Proxy Statement.


         The Board of Directors of the Company has fixed February 27, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.
The affirmative vote of holders of a majority of the shares of Common Stock outstanding as of the record date and entitled to vote will be necessary to approve and adopt the Merger Agreement and the transactions contemplated thereby. Management of AAC has indicated that it intends to cause BFAC to vote the approximately

93% of the outstanding shares of Common Stock it owns in favor of the Merger Agreement. Approval of the Merger Agreement is therefore assured. Pursuant to Georgia law, the Company's shareholders will be entitled to dissenters' rights in connection with the Merger, as more fully described in the accompanying Proxy Statement.

         Shareholders are urged to review carefully the information contained in the accompanying Proxy Statement prior to making any voting decision in connection with their Common Stock.

         It is very important that your views be represented whether or not you are able to attend the Special Meeting. Accordingly, please complete, sign and date your proxy card and return it to us in the enclosed postage-paid return envelope as soon as possible. Failure to return your proxy card or to vote in person at the Special Meeting will have the effect of a vote against the Merger. Returning your completed proxy card will not limit your right to vote in person if you attend the Special Meeting.


                                   Sincerely,




                                   J. Mack Robinson
                                   Chairman of the Board


Atlanta, Georgia
March 4, 1996

                    BANKERS FIDELITY LIFE INSURANCE COMPANY
                           4370 Peachtree Road, N.E.
                            Atlanta, Georgia  30319



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON  APRIL 1, 1996





                 NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Bankers Fidelity Life Insurance Company (the "Company") will be held at the Company's offices, 4370 Peachtree Road, N.E., Atlanta, Georgia, on MONDAY, APRIL 1, 1996, at 9:00 a.m., Atlanta time, for the following purposes:


                 1. To consider and vote upon a proposal to approve an Agreement of Merger, dated January 5, 1996 (the "Merger Agreement"), by and among the Company, Atlantic American Corporation, a Georgia corporation ("AAC"), and BF Acquisition Corporation, a newly-formed Georgia corporation ("BFAC") that is wholly-owned by AAC, pursuant to which, among other things, (a) BFAC will be merged (the "Merger") with and into the Company with the Company being the surviving corporation (the "Surviving Corporation"), (b) each outstanding share of the common stock of the Company (the "Common Stock") (other than Common Stock held by (i) the Company as treasury shares, (ii) by BFAC, or
         (iii) by persons who perfect their dissenters' rights under Georgia law) will be converted into the right to receive $6.25 in cash, without interest, (c) each outstanding share of Common Stock held by BFAC or held by the Company as treasury shares will be cancelled without consideration, and (d) each outstanding share of BFAC common stock will be converted into the right to receive one share of common stock of the Surviving Corporation; and

                 2. To transact such other business, if any, as may properly be brought before the Special Meeting.


                 A copy of the Merger Agreement is included as Annex A to the accompanying Proxy Statement. Only holders of record of shares of Common Stock at the close of business on February 27 , 1996, the record date for the Special Meeting (the "Record Date"), are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.


                 Prior to the formation of BFAC, AAC directly owned approximately 93% of the outstanding shares of Common Stock. In connection with the formation of BFAC, AAC contributed all of such Common Stock to BFAC, and as a result thereof BFAC presently owns approximately 93% of the outstanding shares of Common Stock. Management of AAC has indicated that it intends to cause BFAC to vote such shares in favor of the Merger Agreement. Approval of the Merger Agreement is therefore assured. Following the Merger, all of the common stock of the Surviving Corporation will be held by AAC.

                 If the Merger is consummated, holders of Common Stock who do not vote in favor of the Merger Agreement and who perfect their statutory dissenters' rights under Article 13 of the Georgia Business Corporation Code (the "GBCC") will have the right to seek appraisal of their shares of Common Stock. See "The Merger -- Dissenters' Rights" in the accompanying Proxy Statement for a statement of the rights of such shareholders and a description of the procedures required to be followed by shareholders to obtain appraisal of their shares of Common Stock. A copy of Article 13 of the GBCC is included as Annex C to the accompanying Proxy Statement.

                 To be assured that your interest will be represented, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid return envelope. This action will not limit any right to vote in person if you wish to attend the Special Meeting. Your proxy may be revoked at any time following the procedures set forth in the accompanying Proxy Statement.


                                        By Order of the Board of Directors,




                                        Janie L. Ryan
                                        Assistant Secretary


Atlanta, Georgia
March 4, 1996

                    BANKERS FIDELITY LIFE INSURANCE COMPANY
                           4370 Peachtree Road, N.E.
                             Atlanta, Georgia 30319

                                _______________

                                PROXY STATEMENT


                    For the Special Meeting of Shareholders
                          To Be Held On  APRIL 1, 1996


                                 ______________


         This proxy statement ("Proxy Statement") and the accompanying form of proxy are being furnished on or about March 4, 1996 to the holders of the common stock, $1.00 par value (the "Common Stock"), of Bankers Fidelity Life Insurance Company, a Georgia corporation ("Bankers" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Bankers Board") for use at the special meeting of the shareholders of the Company to be held at the Company's offices, 4370 Peachtree Road, N. E., Atlanta, Georgia 30319, on MONDAY, APRIL 1, 1996 at 9:00 a.m., Atlanta time, and at any adjournment or postponement thereof (the "Special Meeting").


         The Special Meeting has been called to consider and vote upon a proposal to approve an Agreement of Merger, dated January 5, 1996 (the "Merger Agreement"), by and among the Company, Atlantic American Corporation, a Georgia corporation ("AAC"), and BF Acquisition Corporation, a newly-formed Georgia corporation ("BFAC") that is wholly-owned by AAC. Unless otherwise specified, all shares represented at the Special Meeting by effective proxies will be voted in favor of approval of the Merger Agreement. Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by:
(i) giving written notice of revocation to the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) appearing at the Special Meeting and voting in person.

         The Merger Agreement provides for the merger of BFAC with and into the Company (the "Merger"), with the Company being the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger Agreement, (i) each outstanding share of Common Stock (other than shares held by the Company as treasury shares, by BFAC or by shareholders who do not vote in favor of the Merger Agreement and who perfect their dissenters' rights under Article 13 of the Georgia Business Corporation Code (the "GBCC")) will be converted into the right to receive $6.25 per share in cash, without interest (the "Merger Consideration"), (ii) each outstanding share of Common Stock held by BFAC or held by the Company as treasury shares will be cancelled without consideration and (iii) each outstanding share of BFAC common stock, par value $1.00 per share (the "BFAC Shares"), will be converted into the right to receive one share of common stock of the Surviving Corporation. A copy of the Merger Agreement is included as Annex A to this Proxy Statement.

         BFAC was organized by AAC for the sole purpose of enabling AAC, which prior to the formation of BFAC directly owned approximately 93% of the outstanding shares of Common Stock, to effect the Merger and, as a result, acquire the entire equity interest in the Company. In connection with the formation of BFAC, AAC contributed all of the shares of Common Stock owned by AAC to BFAC, and as a result thereof BFAC presently owns approximately 93% of the outstanding Common Stock. The Merger Agreement does not require approval by the holders of a majority of the shares of Common Stock other than BFAC. Approval of the Merger Agreement is, therefore, assured. As a result of the Merger, shareholders of the Company other than AAC will no longer have any continuing interest in the Company.

         Holders of shares of Common Stock who do not vote in favor of, or who abstain from voting on, the Merger Agreement and who comply with the provisions of Article 13 of the GBCC have the right to receive cash payment for the "fair value" of their shares of Common Stock. Any shareholder contemplating the exercise of dissenters' rights should carefully review Article 13 of the GBCC, a copy of which is included as Annex C to this Proxy Statement and incorporated herein by reference, particularly the procedural steps required to perfect dissenters' rights, a description of which is provided under "The Merger -- Dissenters' Rights." A shareholder who fails to comply with such procedural requirements will lose such holder's rights to dissent and will receive the Merger Consideration for the shares of Common Stock held by such shareholder. See "The Merger -- Dissenters' Rights" and Annex C.


         Approximately 70.19% of the outstanding voting securities of AAC are owned beneficially or of record by Mr. J. Mack Robinson, the Chairman of the Company, or by his wife and other affiliates of Mr. Robinson. Mr. Robinson also serves as Chairman of the Board of AAC, and his son-in-law, Hilton H. Howell, Jr., serves as Executive Vice President and a director of the Company and as President and Chief Executive Officer and a director of AAC. In addition, three other members of the Bankers Board serve as officers or directors of AAC or certain other subsidiaries of AAC. See "The Merger -- Interests of Certain Persons in the Merger."


         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


         The date of this Proxy Statement is March 4, 1996.

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         The Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

The Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Required Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

The Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Effect of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Exchange of Stock Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Recommendations of the Special Committee and the Bankers Board, and Reasons for the Merger . . . . . . . . .  10
         Interests of Certain Persons in the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Conditions to the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Rights to Terminate and Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Certain Federal Income Tax Consequences of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Source of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Dissenters' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

THE SPECIAL MEETING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Purpose of the Special Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Voting Rights, Vote Required for Approval and Proxy Information  . . . . . . . . . . . . . . . . . . . . . .  13

INCORPORATION OF DOCUMENTS BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SPECIAL FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Purpose and Effects of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Background of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Recommendation of the Special Committee and the Board of Directors . . . . . . . . . . . . . . . . . . . .    27
         Position of AFFILIATES as to Fairness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         Interests of Certain Persons in the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35

CERTAIN FINANCIAL PROJECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36

THE MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
         Terms of the Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
                 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
                 The Surviving Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

                 Exchange of Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 Certain Covenants and Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 Conditions to the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 Amendment and Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Regulatory Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Accounting Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
         Certain Federal Income Tax Consequences of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Source of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Dissenters' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ABSENCE OF PUBLIC MARKET FOR COMMON STOCK; DIVIDENDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Trading of the Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SELECTED FINANCIAL DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

RECENT DEVELOPMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

OTHER MATTERS THAT MAY COME BEFORE THE MEETING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SHAREHOLDER PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SCHEDULE  I -- CERTAIN INFORMATION

                 CONCERNING BANKERS AND AAC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1

ANNEX A -- AGREEMENT OF MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

ANNEX B -- OPINION OF J.C. BRADFORD & CO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

ANNEX C -- DISSENTERS' RIGHTS PROVISIONS
      OF THE GEORGIA BUSINESS CORPORATION CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1


                                   SUMMARY


         The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Proxy Statement or incorporated herein by reference. Shareholders are urged to review the entire Proxy Statement, the Schedule and Annexes hereto and the documents incorporated herein by reference. Capitalized terms used and not otherwise defined in this Summary have the meanings given to them elsewhere in this Proxy Statement.


                                  INTRODUCTION

THE PARTIES

         The Company. Bankers, a 93%-owned subsidiary of AAC, is an insurance company that offers medicare supplement and other accident and health insurance, as well as life insurance. During 1994 and the first nine months of 1995, accident and health insurance (which includes medicare supplement) accounted for approximately 63.6% and 63.6%, respectively, of the Company's total net premiums written, and life insurance accounted for approximately 36.4% and 36.4%, respectively, of such premiums. Medicare supplement insurance accounted for 51.2% of the Company's total net premiums written in 1994, and 51.1% during the first nine months of 1995. While the Company is licensed to do business in 22 states, approximately 68% of the Company's net premiums written in 1994, and approximately 70% during the first nine months of 1995, were derived from the states of Missouri, Nebraska, North Carolina, Texas and West Virginia.

         Accident and health insurance lines include medicare supplement, medical surgical, cancer, hospital indemnity, convalescent care, disability, and accident expense insurance. The Company also offers ordinary life (traditional whole life and term) insurance. The Company's accident and health and life insurance is sold by approximately 1,300 independent agents.

         Prior to 1983, the Company wrote primarily ordinary life insurance.
As a result of an evaluation of additional product lines following the Company's determination that it was not well positioned to achieve significant growth in sales of life insurance, the Company introduced a medicare supplement policy in May 1983 and, until 1988, focused a majority of its resources on marketing such insurance. Beginning in 1986 and continuing through 1992, the Company began to broaden its product base by introducing convalescent care and new cancer benefits policies, as well as short-term disability, accident expense and hospital/surgical policies. As legislative changes have reduced the attractiveness of writing medicare supplement insurance, the

Company has placed greater emphasis on offering a wide range of products to many age groups, rather than focusing solely on the senior citizen market. In 1990, the Company began updating its life portfolio, and beginning in 1991 implemented several programs to penetrate niche markets where these products have greater appeal and where less competition exists. Continued emphasis will be placed on life sales at all ages. An expanded senior life portfolio, a new cancer plan, an innovative new transitional disability product combined with an updated hospital/surgical product will continue the Company's plans for a more diversified portfolio.

         In 1990 the Company implemented several new life products with supporting life programs to penetrate niche markets where these products would have greater appeal and where less competition exists. In 1992, the Company introduced the "Debt Management Program," designed to allow insureds to accumulate funds for the future repayment of college tuition debt. The program's major components consist of a "10-Pay Whole Life Policy" with an "Annuity Rider." This program updated the outdated student loan program which had begun in 1986, and revitalized sales in this promising area. The Company introduced a new life product for the senior market to enhance a portfolio of products that are sold exclusively in that market. The senior market life products portfolio was revised in 1993 with the introduction of the "Senior Security Life" program. The revised program is comprised of whole life with both standard and preferred underwriting and joint whole life providing replacement of lost social security income. In 1995, new policy riders providing for the waiver of premiums for skilled nursing facility confinement and acceleration of benefits, up to 25% of the original face amount, for terminal illness were added. These enhancements have allowed the Company to remain on the cutting edge of senior market sales. The life products have preferred and standard rates for males and females. Sales in this market have increased substantially in 1995 and the Company expects to see continued future growth in this market. The Company has also experienced increased sales in other life products that are being sold along with the new senior life products. Renewed emphasis on life sales has produced an increase in life sales in 1992, 1993, 1994 and 1995.

         The Company also started updating its current supplemental health products in 1993. The Company introduced four new or updated health products in 1994. The first product introduced was a short-term care product that provides nursing home coverage for 90, 180, 270 or 360 days. This product enhances the senior portfolio and was designed to target the individuals who cannot afford long-term care insurance. The second product introduced was a new cancer product to be sold on an individual basis and in the payroll market. The benefits were designed to be flexible in order to be able to adjust benefits for the market need. The third product introduced was on an individual basis and in the payroll market. This product was designed to be flexible so benefits could be adjusted depending on the market need. The fourth product introduced in 1994 was a dual disability product. This product provides disability benefits if the insured becomes disabled before age 65, and benefits for nursing facility coverage after age 65. The Company believes this is the first product to be introduced with those benefits. The Company expects to market this product on an individual and payroll basis. This series of new products is part of the Company's plans for a more diversified portfolio and assist the Company in competing in niche markets. They are also intended to allow greater expansion of sales in the list bill (billing for more than one insured) and payroll deduction markets. In order to increase product revenues, the Company will continue to place emphasis on the entire product line and not rely on any one individual product. In 1995, the Company introduced a new "List Bill Product" which will pay a limited doctor benefit for a limited amount of time plus a flat $500 or $1,000 for deductible and copayments. This product is for the list bill payroll deduction market and has been designed to enhance existing small group voluntary products area. Also in 1995, the Company introduced a low premium medicare product to be sold jointly with our preferred senior life products.

         In 1995, the Company designed and filed two new level term products for the individual and payroll market which are intended to replace the old level term product. One product is a standard level term policy, renewable and convertible; the other provides the option to purchase additional face amounts at the current rate for their original issue age, during the second to ninth policy years, in addition to the standard renewable and convertible level term policy benefits.

         These added products will not only continue to assist the Company in competing in the niche markets, but will also allow greater expansion of sales in the list bill and payroll deduction markets.

         AAC. AAC, a Georgia corporation, is a diversified holding company which is engaged primarily in the insurance and furniture retailing businesses through the following subsidiaries: Atlantic American Life Insurance Company, Bankers, Georgia Casualty & Surety Company, American Southern Insurance Company, American Safety Insurance Company, Leath Furniture, Inc., Modernage Furniture, Inc. and Jefferson Home Furniture Company, Inc. Through the insurance subsidiaries, AAC offers life, accident and health insurance, which includes medicare supplement and other medical care policies, and property and casualty insurance. Through its furniture subsidiaries, AAC operates 43 retail home furnishings stores in seven states.

         BFAC. BFAC, a newly-formed Georgia corporation and a wholly-owned subsidiary of AAC, has not conducted any prior business. BFAC was organized by AAC for the sole purpose of enabling AAC, which prior to the formation of BFAC owned approximately 93% of the outstanding shares of Common Stock, to effect the Merger and, as a result, acquire the entire equity interest in the Company.

         The principal executive offices for each of the Company, AAC and BFAC are located at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319, and the telephone number at such address is (404) 266-5500.

                                  THE MEETING

GENERAL


      The Special Meeting will be held at 9:00 a.m., Atlanta time, on MONDAY, APRIL 1, 1996, at the Company's offices, located at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319. Only holders of record of shares of Common Stock at the close of business on February 27, 1996 are entitled to notice of and to vote at the Special Meeting. On that date there were 2,987,087 shares of Common Stock outstanding, with each share entitled to cast one vote with respect to the Merger at the Special Meeting. See "The Special Meeting."


REQUIRED VOTE

         Pursuant to the GBCC, the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote is necessary to constitute a quorum at the Special Meeting. AAC, through BFAC, holds shares representing approximately 93% of the votes entitled to be cast at the Special Meeting and intends to cause those shares to be voted in favor of the Merger Agreement. Approval of the Merger Agreement is therefore assured. See "The Special Meeting -- Voting Rights, Vote Required for Approval and Proxy Information."

         The holders of shares of Common Stock will be entitled to dissenters' rights under the GBCC. See "The Merger -- Dissenters' Rights."

                                 THE MERGER

EFFECT OF THE MERGER

         Pursuant to Section 1.1 of the Merger Agreement, at the Effective Time (as defined hereinbelow) of the Merger, BFAC will be merged with and into the Company, and BFAC will cease to exist as a corporation. The Company will be the surviving corporation in the Merger and will thereby become a wholly-owned subsidiary of AAC. Section 3.1(A) of the Merger Agreement provides that in the Merger, each issued and outstanding share of Common Stock, other than shares owned by BFAC or owned by shareholders who properly perfect their dissenters' rights under the GBCC, will be converted into the right to receive, and become exchangeable for, $6.25 in cash, without interest. Each share of Common Stock owned by BFAC or held by the Company as treasury shares will be cancelled without consideration, and each BFAC Share will automatically be converted into the right to receive one share of common stock of the Surviving Corporation. A copy of the Merger Agreement is included as Annex A to this Proxy Statement and is incorporated herein by reference.


EFFECTIVE TIME

         After all the conditions set forth in the Merger Agreement have been satisfied or waived, the Merger will become effective at such time as articles of merger required under the GBCC (the "Articles of Merger") are filed with the Secretary of State of the State of Georgia, or at such later time as may be specified in the Articles of Merger (the "Effective Time"). It is anticipated that such filing will be made promptly after the approval of the Merger Agreement at the Special Meeting. See "The Merger -- Terms of the Merger Agreement -- General."


EXCHANGE OF STOCK CERTIFICATES


         From and after the Effective Time, each holder of an outstanding certificate which immediately prior to the Effective Time represented shares of Common Stock (the "Certificates"), other than BFAC and those holders who have properly perfected their dissenters' rights under the GBCC, will cease to have any rights as a shareholder of the Company and, until surrendered to THE COMPANY, IN ITS ROLE AS EXCHANGE AGENT FOR PURPOSES OF THE MERGER (the "Exchange Agent"), each Certificate shall represent for all purposes only the right to receive the Merger Consideration to which he is entitled, without interest thereon. Section 3.3.1 of the Merger Agreement provides that as soon as practicable after the Effective Time, the Exchange Agent will mail transmittal instructions to each former shareholder of the Company describing the procedure for surrendering the

Certificates for the Merger Consideration. See "The Merger --Terms of the Merger Agreement -- Exchange of Certificates."


BACKGROUND

         A special committee of the Bankers Board, consisting solely of directors of the Company who are not otherwise affiliated with the Company or AAC (the "Special Committee"), reviewed the terms of the Merger Agreement and received the opinion of an independent financial advisor that the Merger Consideration to be paid to the shareholders of the Company other than BFAC pursuant to the Merger Agreement is fair, from a financial point of view. See "Special Factors -- Background of the Merger."


OPINION OF FINANCIAL ADVISOR

         On January 5, 1996, J.C. Bradford & Co. ("J.C. Bradford"), a nationally recognized investment banking firm, delivered its oral opinion that, subject to the assumptions set forth therein, the $6.25 per share of Common Stock to be received by the holders of shares of Common Stock (other than BFAC) (the "Unaffiliated Shareholders") is fair to such holders, from a financial point of view. J.C. Bradford has confirmed such opinion in an opinion dated as of the date of this Proxy Statement. The full text of J.C. Bradford's written opinion, dated as of the date of this Proxy Statement, which sets forth the assumptions made, procedures followed, matters considered and limits of its review, is included as Annex B to this Proxy Statement and is incorporated herein by reference. Holders of shares of Common Stock are urged to read such opinion in its entirety. See "Special Factors -- Opinion of Financial Advisor."


RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BANKERS BOARD, AND REASONS FOR THE MERGER

         The Special Committee has determined, based in part upon the opinion of J.C. Bradford, that the Merger and the Merger Consideration are fair to the Company and the Unaffiliated Shareholders. After considering the recommendations of the Special Committee, the Bankers Board unanimously approved and adopted the Merger Agreement and the transactions contemplated thereby, and recommends that the Company's shareholders vote "FOR" approval of the Merger Agreement and the transactions contemplated thereby. See "Special Factors -- Recommendation of the Special Committee and the Board of Directors." Shareholders should be aware that certain executive officers and directors of the Company are also executive officers or directors of AAC or other affiliates of AAC. See "Special Factors -- Interests of Certain Persons in the Merger." The recommendations of the

Special Committee and the Bankers Board are based upon their belief that the terms of the Merger Agreement are fair from a financial point of view to the Unaffiliated Shareholders. For a discussion of the reasons for the Merger and the factors considered by the Special Committee and the Bankers Board in making their recommendations, see "Special Factors --Recommendation of the Special Committee and the Board of Directors."


INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendation of the Bankers Board with respect to the Merger Agreement and the transactions contemplated thereby, shareholders should be aware that certain executive officers and directors of the Company are also executive officers or directors of AAC or other affiliates of AAC.
AAC indirectly controls approximately 93% of the outstanding shares of Common Stock through its ownership of BFAC and intends to cause such shares to be voted in favor of the Merger Agreement and the transactions contemplated thereby. See "Special Factors -- Interests of Certain Persons in the Merger."


CONDITIONS TO THE MERGER

         The obligations of the Company and BFAC to consummate the Merger are subject to the satisfaction of several conditions, including the approval of the Merger Agreement by the Company's shareholders. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger."


RIGHTS TO TERMINATE AND AMENDMENTS

         The Merger Agreement may be terminated at any time prior to the closing of the transactions contemplated thereby under certain circumstances. See "The Merger -- Terms of the Merger Agreement -- Amendment and Termination."

         Subject to compliance with applicable law, the Merger Agreement may be amended at any time prior to the Effective Time by a written agreement executed by AAC, BFAC and the Company. See "The Merger -- Terms of the Merger Agreement -- Amendment and Termination."


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The receipt of cash for shares of Common Stock pursuant to the Merger or the exercise of dissenters' rights will be a taxable transaction for federal income tax purposes. See "The Merger -- Certain Federal Income Tax Consequences of the Merger."


SOURCE OF FUNDS


         The funds to be used to pay the aggregate Merger Consideration, as well as all expenses incurred in connection with the Merger, will come from the
Company's   SURPLUS ACCOUNT, and no funds will be borrowed in order to complete the Merger.  See "The Merger -- Source of Funds."



DISSENTERS' RIGHTS

         Holders of shares of Common Stock are entitled to dissenters' rights under the GBCC in connection with the Merger. See "The Merger -- Dissenters' Rights" and Article 13 of the GBCC included as Annex C to this Proxy Statement and incorporated herein by reference.

                              THE SPECIAL MEETING

PURPOSE OF THE SPECIAL MEETING

         At the Special Meeting, the holders of Common Stock will be asked to consider and vote upon a proposal to approve the Merger Agreement, pursuant to which, among other things, (i) BFAC will be merged with and into the Company with the Company being the surviving corporation, (ii) each outstanding share of Common Stock (other than Common Stock held by BFAC or by shareholders who do not vote in favor of the Merger Agreement and properly perfect their dissenters' rights under Article 13 of the GBCC) will be converted into the right to receive the Merger Consideration, (iii) each outstanding share of Common Stock held by BFAC or shares held by the Company as treasury shares will be cancelled without consideration, and (iv) each outstanding BFAC Share will be converted into the right to receive one share of common stock of the surviving corporation. A copy of the Merger Agreement is included as Annex A to this Proxy Statement and is incorporated herein by reference.

         Based upon the recommendation of the Special Committee, the Bankers Board unanimously approved the Merger Agreement and recommends that the Company's shareholders vote "FOR" approval of the Merger Agreement and the transactions contemplated thereby. See "Special Factors -- Recommendation of the Special Committee and the Board of Directors." In rendering its recommendation to the Bankers Board, the Special Committee retained and consulted with a financial advisor and received an opinion as to the fairness of the Merger Consideration to the Unaffiliated Shareholders, from a financial point of view. See "Special Factors -- Opinion of Financial Advisor." In considering the recommendation of the Bankers Board, shareholders should be aware that certain executive officers and directors of the Company are also executive officers or directors of AAC or other affiliates of AAC. See "Special Factors -- Interests of Certain Persons in the Merger."


VOTING RIGHTS, VOTE REQUIRED FOR APPROVAL AND PROXY INFORMATION


         The Bankers Board has fixed the close of business on February
27, 1996 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Accordingly, only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 2,987,087 shares of Common Stock outstanding and entitled to vote, held of record by approximately 724 holders.


         Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share of Common Stock in person or by proxy at the Special Meeting. The presence, either in person or by proxy, at the Special Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes (where a broker or other record holder submits a proxy but does not have authority to vote a customer's Common Stock) will be considered present for purposes of establishing a quorum.


         The Merger Agreement requires approval of the affirmative vote of holders of a majority of the outstanding shares of Common Stock on the Record Date as required by the GBCC ("Statutory Approval"). On the Record Date, BFAC beneficially owned 2,784,924 shares, or approximately 93%, of the outstanding shares of Common Stock. Management of AAC has indicated that it intends to cause BFAC to vote such shares in favor of the proposal to approve the Merger Agreement, which vote will be sufficient to obtain Statutory Approval without the approval of any other shareholders of the Company. The Merger Agreement does not require approval by the holders of a majority of the shares of Common Stock other than BFAC. Approval of the Merger Agreement is, therefore, assured.


         Holders of shares of Common Stock who do not vote in favor of, or who abstain from voting on, the Merger Agreement and who comply with the provisions of Article 13 of the GBCC have the right to receive cash payment for the "fair value" of their shares of Common Stock. Any shareholder contemplating the exercise of dissenters' rights should carefully review Article 13 of the GBCC, a copy of which is included as Annex C to this Proxy Statement and incorporated herein by reference, particularly the procedural steps required to perfect dissenters' rights, a description of which is provided under "The Merger -- Dissenters' Rights." A shareholder who fails to comply with such procedural requirements will lose such holder's rights to dissent and will receive the Merger Consideration for the shares of Common Stock held by such shareholder. See "The Merger -- Dissenters' Rights" and Annex C.

         Unless otherwise specified, all shares represented by effective proxies will be voted in favor of approval of the Merger Agreement. Since Statutory Approval requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding, both abstentions and broker non-votes have the effect of a "no" vote. Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by: (i) giving written notice of revocation to the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) appearing at the Special Meeting and voting in person.

         The cost of soliciting proxies will be paid by the Company. In addition to use of the mails, proxies may be solicited in person or by telephone or telegram by directors, officers and regular employees of the Company or AAC, who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.


                    INCORPORATION OF DOCUMENTS BY REFERENCE


         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K") and the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1995, June 30, 1995 and September 30, 1995 (the last such Quarterly Report being referred to as the "Third Quarter Form 10-Q"), filed with the Securities and Exchange Commission (the "Commission") by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference in this Proxy Statement. Copies of the Form 10-K and the Third Quarter Form 10-Q are being delivered herewith. SEE ALSO "RECENT DEVELOPMENTS."


         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         The information relating to the Company contained in this Proxy Statement should be read together with the information in the documents incorporated by reference.

         This Proxy Statement incorporates documents by reference which may not be presented herein or delivered herewith. Any such documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) can be obtained without charge by any person, including any beneficial owner, to whom this Proxy Statement is delivered upon written or oral request directed to Bankers Fidelity Life Insurance Company at its principal executive offices at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319, Attention: Assistant Secretary, telephone (404) 266- 5500. In order to ensure timely delivery of the documents, any such request should be made by March 25, 1996.

                             AVAILABLE INFORMATION


         The Company, AAC AND MR. ROBINSON have filed with the Commission a Statement on Schedule 13E-3 (the "Schedule 13E-3") pursuant to Rule 13e-3 under the Exchange Act, furnishing certain additional information with respect to the proposed Merger.


         As permitted by the rules and regulations of the Commission, this Proxy Statement omits certain information contained in the Schedule 13E-3 and the exhibits thereto. In addition, the Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Commission. The Schedule 13E-3, as well as other reports, proxy statements and other information filed by the Company, can be inspected and copied at the Commission's Public Reference Room, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., and at the public reference facilities maintained by the Commission at its regional offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, and 7 World Trade Center, Suite 1300, New York, New York. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

         Statements contained in this Proxy Statement as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the full text of such contract or other document included as an Annex hereto or filed as an exhibit to the Schedule 13E-3, each such statement being qualified in all respects by such references.


                                SPECIAL FACTORS

PURPOSE AND EFFECTS OF THE MERGER

         The purpose of the Merger is to enable AAC to acquire the approximately 7% of the equity interest of the Company that is not already owned by AAC, while permitting the Company's public shareholders to realize upon the value of their Common Stock, taking into account the limited market for the Common Stock and the fact that AAC already holds in excess of 90% thereof. AAC desires to effect the Merger in order to streamline the ownership of the Company. In the view of the Company and AAC, the operation of the Company as a wholly-owned subsidiary, as opposed to a publicly-held concern, would permit the Company's management to effect strategic decisions without regard to their short-term effects on reported earnings or the interests of the outside shareholders, which could alleviate potential future conflicts of interest that may arise between AAC and the outside shareholders. In addition, as soon as practicable following the Effective Time, the Company will take such actions as are necessary to suspend its obligations to file reports, proxy statements and other information pursuant to Section 15(d) of the Exchange Act. Upon the effectiveness of such suspension, the Company will no longer be required to incur the reporting, public information, share transfer and other costs associated with operating a public company, which costs are approximately $50,000 each year.


         Consummation of the Merger will terminate the equity interest in the Company of the Company's shareholders other than AAC. Accordingly, the Company's public shareholders will share in neither the potential future earnings and growth of the Company nor the risks associated with achieving such earnings and growth following the Merger. AAC will continue to have an equity interest in the Company and will benefit from the Company's potential earnings and growth, but will be subject to the risks associated therewith. Assuming consummation of the Merger, AAC will have 100% of the interest in the Company's net book value and net income, which were $19,150,000 ($6.41 per share) and $716,000 respectively, at December 31, 1994 and for the fiscal year ended on such date, and $23,710,000 ($7.28 per share) and $1,135,000 respectively, at September 30, 1995 and for the nine months ended on such date. THE COMPANY EXPECTS TO REPORT NET BOOK VALUE AND NET INCOME AS OF DECEMBER 31, 1995 OF APPROXIMATELY $23,400,000 ($7.83 PER SHARE) AND $1,154,000 ($.39 PER SHARE),
RESPECTIVELY, ON A GAAP BASIS, AND $14,465,000 ($4.85 PER SHARE) AND $1,134,000 ($.38 PER SHARE), RESPECTIVELY, ON A STATUTORY ACCOUNTING BASIS.


         As there is currently no established public trading market for the Common Stock, there are only limited opportunities for the Company's shareholders to realize upon the value of the Common Stock owned by them. The Merger will enable the Company's public shareholders to receive a cash payment of $6.25 per share of Common Stock held, or to exercise their dissenters' rights as described under "The Merger -- Dissenters' Rights," as part of a transaction that has been determined by the Special Committee and the Bankers Board, as described under "-- Recommendation of the Special Committee and the Board of Directors" below, to be fair to such shareholders. The Merger will further provide for a prompt and effective transfer of ownership of the minority interest in the Company to AAC. The receipt by any shareholder of the Company of cash pursuant to the Merger will be a taxable transaction. See "The Merger -- Certain Federal Income Tax Consequences of the Merger."


BACKGROUND OF THE MERGER

         AAC acquired a majority of the Company's outstanding Common Stock, and thereby obtained controlling interest in the Company, pursuant to an exchange offer for shares of the Common Stock in 1976. Since prior to the time of that exchange offer, there has been no established public trading market for the Common Stock. From time to time thereafter, when and if solicited by shareholders of the Company, AAC periodically increased its level of ownership of Common Stock by acquiring additional shares of Common Stock, for which there continued to be no established public trading market, in privately negotiated transactions with other shareholders of the Company. See "Absence of Public Market for Common Stock; Dividends." At various times during that period the Bankers Board reviewed the feasibility of the Company undertaking a transaction or series of transactions that would result in AAC or the Company acquiring the remaining publicly-held shares of the Common Stock. The discussions were always very preliminary in nature, and no specific transactions were ever discussed or contemplated, because the Bankers Board thought that such a transaction would not be economically feasible for the Company considering the costs involved in undertaking such a transaction and the regulatory requirements that place certain limits on the use of capital AND SURPLUS by insurance companies. Because any such discussions were so preliminary and non-substantive in nature, the possibility of any such transaction was not a factor in decisions made by the Bankers Board, including the decision not to declare a dividend on the Common Stock during 1994.


         During the third quarter of 1995, as a result of the improved financial condition of the Company, management of AAC (including Mr. Robinson and Mr. Howell, each of whom serves as an executive officer and director of both the Company and AAC) determined that it might be beneficial for AAC to begin to consider methods of eliminating the minority interest in the Company and accordingly began investigating the feasibility of causing the Company to acquire the approximately 7% of the issued and outstanding shares of Common Stock held by the Unaffiliated Shareholders (the "7% Interest").


         At the regularly scheduled meeting of the Bankers Board on October 31, 1995, the directors considered various issues relating to the Company's business plan and objectives. During that meeting, Mr. Howell, in his capacity as President and Chief Executive Officer of AAC, indicated that AAC was prepared to explore ways to cause the Company to acquire the 7% Interest, and proposed that the Bankers Board consider whether the long-term business objectives of the Company, as well as the interests of the Unaffiliated Shareholders, would best be served by the Company's ceasing to be a publicly owned corporation. Mr. Howell suggested that, in view of the Company's relatively stable revenue from operations and the significant increase in the Company's total assets during 1995, the Company might be able to structure a transaction that could be consummated within the limits imposed upon the use of capital AND SURPLUS by insurance companies. IN VIEW OF THE INCREASE IN THE COMPANY'S STATUTORY SURPLUS (MEANING THE AMOUNT OF SURPLUS IN EXCESS OF THE MINIMUM CAPITAL AND SURPLUS REQUIRED BY LAW TO BE MAINTAINED BY GEORGIA-DOMICILED INSURANCE COMPANIES) THROUGH SEPTEMBER 30, 1995, MR. HOWELL SUGGESTED THAT IT MIGHT BE POSSIBLE TO STRUCTURE A TRANSACTION BY WHICH THE COMPANY WOULD ACQUIRE THE 7% INTEREST

USING A PORTION OF ITS SURPLUS, WHILE STILL MAINTAINING A TARGETED STATUTORY SURPLUS OF AT LEAST $10,000,000 (AN AMOUNT THAT MANAGEMENT CONSIDERED SUFFICIENTLY ABOVE THE MINIMUM LEVELS REQUIRED BY LAW AND NECESSARY TO MEET ITS CURRENTLY ANTICIPATED LIABILITIES AND FINANCING NEEDS). Mr. Howell also suggested that the Bankers Board consider whether the long term cost-savings to the Company might offset the total expenses that would be incurred in the short term in completing such a transaction. The Bankers Board indicated that they would welcome a report from Mr. Howell and John Hancock, the Senior Vice President and Treasurer of both AAC and the Company, in their capacities as executive officers of both AAC and the Company (see "-- Interests of Certain Persons in the Merger"), with respect to alternatives that might be available to acquire the 7% Interest and the feasibility of pursuing any such alternatives.


         During November and December 1995, management of the Company and AAC reviewed the operational flexibility, the long-term cost savings and financial advantages both to the Company and to AAC, as well as the other efficiencies that could be achieved, by causing the Company to cease to be a public company and to become a wholly-owned subsidiary of AAC.


         On December 20, 1995, the Bankers Board convened a special meeting at which Messrs. Howell and Hancock reported on the results of their review. They suggested to the Bankers Board that the operation of the Company as a wholly-owned subsidiary would permit the Company's management to effect strategic decisions without regard to their short-term effects on reported earnings or the interests of the outside shareholders, which could alleviate potential future conflicts of interest that may arise between AAC and the public shareholders. They then summarized for the Bankers Board the information that was available on the transactions in the Common Stock during 1995. Mr. Hancock then reported that an estimated $50,000 in annual cost savings could be achieved by ceasing to be a public company. Finally, Messrs. Howell and Hancock reported that there were two possible alternative transactions that could be pursued: (i) a tender offer, by either AAC or the Company, for the shares of Common Stock held by the Unaffiliated Shareholders or (ii) a merger transaction with an affiliated company in which the Unaffiliated Shareholders would receive cash in exchange for their shares of Common Stock. They advised the Bankers Board that while the costs that would be incurred, as well as the consideration that would be paid to the Unaffiliated Shareholders, in either type of transaction would be comparable, the second alternative seemed to present a more cost-efficient method to achieving the goal of acquiring the publicly-held equity interest not already owned by AAC. Mr. Howell also advised the Bankers Board that AAC had no desire or intention to sell its interest in the Company or to vote its shares of Common Stock in favor of any transaction involving the LIQUIDATION OR sale of the Company and, therefore, the sale of the Company to a third party would not be a viable alternative. At this point,

Mr. Howell then stated that, for the foregoing reasons, AAC was prepared to propose a transaction by which the Company would acquire the 7% Interest through the merger of a newly-formed wholly-owned subsidiary of AAC with and into the Company. As a result of such a merger, the shares of Common Stock held by the Unaffiliated Shareholders would be cancelled and such holders would each receive a to-be-determined amount of cash consideration for each share of Common Stock. The funds to be used to pay the cash consideration would come from the Company's working capital.

         The Bankers Board then determined that, in view of the fact that five of the seven members of the Bankers Board also served as officers and/or directors of AAC or other affiliates of AAC, and that certain other familial, financial or employment relationships of such directors to AAC might cause those directors to be deemed to have an interest in such a transaction, any proposal by which AAC would acquire the entire equity interest in the Company should be evaluated by members of the Bankers Board who were neither employees nor officers of AAC, nor had any other affiliations with AAC or its affiliated entities. Accordingly, at that meeting the Bankers Board appointed as members of a special committee of the Bankers Board (the "Special Committee"), Messrs. E.F. Mauldin and F.C. Parker, Jr., each of whom has served as a director of the Company since before it became a subsidiary of AAC and is not otherwise affiliated with the Company, the other directors or AAC. The Special Committee was charged with reviewing, evaluating and negotiating the terms and conditions of the proposed transaction and, after due investigation and consideration as deemed necessary by the Special Committee in its sole discretion, to consider the proposed transaction and to make a recommendation to the full Bankers Board as to what action should be taken with respect to such a transaction.

         The Special Committee was authorized by the Bankers Board to exercise all the powers and authority of the Bankers Board in discharging their duties with regard to such a transaction, including, without limitation, the authority to hire independent legal counsel and financial advisors.

         On December 20, 1995, following the meeting of the Bankers Board, the Special Committee held its first meeting. As its first order of business, the Special Committee concluded that it should engage independent legal counsel to assist it in the discharge of its duties and to advise the Special Committee of procedures that should be followed in evaluating a possible transaction with AAC. After deliberation, the Special Committee selected the law firm of Cashin, Morton & Mullins to serve as counsel to the Special Committee upon confirmation that such firm had not previously rendered services to the Company, AAC or their affiliates. Counsel to the Special Committee thereafter (both by participation in the later stages of such meeting and in subsequent contacts) advised the Special Committee regarding their fiduciary duties and the exercise of independent business judgment in evaluating any proposed transaction and the process of requesting and reviewing information from the Company. The Special Committee then discussed the need to engage a financial advisor to conduct a financial analysis of the Company and, in the event that a transaction is negotiated, to render a fairness opinion with respect thereto, and to otherwise assist the Special Committee in the discharge of its duties. The Special Committee thereafter discussed various financial advisors that might be in a position to perform such services, and determined that it was important to select a firm that had not previously rendered financial advisory services to the Company, AAC or their affiliates. On the basis of those discussions, the Special Committee then determined to select J.C. Bradford, a nationally recognized investment banking firm. Subject to written confirmation in a formal engagement letter, the Special Committee authorized J.C. Bradford to commence an examination of the Company and explore appropriate valuation methodologies for the purpose of rendering an opinion regarding whether the consideration to be proposed by AAC would be fair to the Unaffiliated Shareholders from a financial point of view. J.C. Bradford thereafter undertook a review of the Company's business, operations and prospects with a view toward advising the Special Committee as to the fairness, from a financial point of view, of the transaction to be proposed by AAC. The scope and nature of that examination is discussed in "-- Opinion of Financial Advisor" below.

         On January 2, 1996, the Special Committee was informed by representatives of AAC that AAC was prepared to make a firm offer to the Bankers Board whereby AAC would acquire the entire equity interest in the Company through the merger of BFAC with and into the Company, in which merger the Unaffiliated Shareholders would receive $5.00 per share of Common Stock, payable from the Company's working capital, all on the terms and subject to the conditions that would be specified in a definitive merger agreement. In connection with the proposal, counsel for AAC provided to the Special Committee's legal counsel a draft of the proposed merger agreement. The Special Committee thereafter requested that J.C. Bradford evaluate such proposal and report back to the Special Committee. On January 4, the Special Committee held a telephonic meeting, with participation by its counsel and representatives from J.C. Bradford, in which J.C. Bradford reviewed for the Special Committee its preliminary examination of the Company and discussed various valuation methodologies that would be used in determining the fairness, from a financial point of view, of the price to be paid to the Unaffiliated Shareholders. In addition, the Special Committee, its counsel and J.C. Bradford reviewed the limited trading history and lack of an established public market for the Common Stock as well as the information that was available with respect to the limited number of transactions in the Common Stock. The Special Committee expressly authorized J.C. Bradford to communicate directly with AAC, to share information concerning





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

the types of financial analyses that J.C. Bradford was conducting and the general range of valuations for the Common Stock that such analyses yielded, and, in connection therewith, to relay the conclusion of the Special Committee that, based upon their preliminary review, the Special Committee would be unable to recommend the proposed transaction at a $5.00 price.


         In response to that directive from the Special Committee, on January 4, counsel to the Special Committee and representatives of J.C. Bradford subsequently conducted a telephone conference with representatives of AAC in which J.C. Bradford summarized the type of financial analyses it was conducting, the general range of valuations for the Common Stock that such analyses yielded, and described certain of the types of comparable transactions that it was reviewing in its analyses and the premiums paid in such transactions. Mr. Howell, on behalf of AAC, then explained that AAC had presented its initial proposal based principally upon the facts that $5.00 per share represented the price paid by AAC in eight of the nine transactions in which AAC purchased shares of Common Stock during 1995, and that the price represented a premium above statutory book value per share (WHICH IS GENERALLY REGARDED AS A MORE RELEVANT INDICATOR OF VALUE in the insurance industry THAN GAAP BOOK VALUE) of the Common Stock at September 30, 1995 ($4.82), as well as a premium over the average sales price ($4.54) for the twelve transactions in the Common Stock that did not involve AAC, which were reported to the Company, as transfer agent, during 1995. See "Absence of Public Market for Common Stock; Dividends." Mr. Howell also indicated that it was the position of management of AAC that certain types of the comparable transactions referenced by J.C. Bradford, and the related buyout premiums, were not as meaningful or applicable to the proposed transaction for the Common Stock, principally because of (i) the illiquidity of the shares of Common Stock due to the absence of any established trading market and (ii) his view that acquisitions of companies where a control premium was involved would not be as meaningful, because AAC already owns the controlling interest in the Company. The discussions of the different financial analyses were very general and were intended to enable AAC and the representatives of the Special Committee to gain an understanding of the respective methods of valuation that each was applying in negotiating the consideration to be received by the Unaffiliated Shareholders. The discussions were not intended to, and did not, result in any change or modification to the methodologies, assumptions or values suggested or applied by J.C. Bradford.


         Following the discussions with J.C. Bradford, subsequently on January 4, Mr. Howell indicated that AAC was willing to increase its proposal to $6.25 per share, subject to the terms and conditions contained in the draft merger agreement that had previously been presented to the Special Committee. He emphasized that such offer represented a multiple of approximately 1.30 times statutory book value ($4.82 at September





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

30, 1995) and a premium of $2.25 over the most recent sale of shares of Common Stock ($4.00 per share on December 12, 1995). Mr. Howell also stated that management of AAC was not prepared to increase its proposal above that amount. Counsel to the Special Committee agreed to convey the new proposal to the Special Committee as soon as possible.

         Throughout the course of the discussions and negotiations relating to the consideration to be paid to the Unaffiliated Shareholders, Mr. Howell was acting in his capacity as Chief Executive Officer of AAC and not in an individual capacity. Mr. Robinson was not involved nor did he play any role in such negotiations. Neither Mr. Robinson nor Mr. Howell will receive any extra or special benefit, in connection with or as a result of the consummation of the Merger.

         On January 5, 1996, the Special Committee met by telephone conference with its counsel and representatives of J.C. Bradford, to discuss the $6.25 per share price that had been proposed by AAC. During this meeting, the Special Committee's legal counsel reported on the progress in negotiating the terms of the merger agreement with counsel to AAC. Thereafter, J.C. Bradford reviewed its financial analyses for the Special Committee and indicated that, based on the various considerations and assumptions described below under "-- Opinion of Financial Advisor," J.C. Bradford was prepared to orally advise the Special Committee that the $6.25 per share in cash to be received by the Unaffiliated Shareholders in connection with the proposed Merger was fair, from a financial point of view, to said Unaffiliated Shareholders. See "-- Opinion of Financial Advisor". The members of the Special Committee directed questions to the representatives of J.C. Bradford primarily concerning the various financial analyses presented, and J.C. Bradford's exercise of its independent judgment in arriving at its conclusions. The representatives of J.C. Bradford responded by clarifying certain information relating to the financial analyses, assuring the Special Committee that J.C. Bradford had acted independently in arriving at its conclusion, and assuring the Special Committee that the conclusions of J.C. Bradford would be formally set forth in a written opinion to be dated the date of the proxy statement relating to the Special Meeting.

         Based upon the presentation and opinion of J.C. Bradford, the factors described below under "-- Opinion of Financial Advisor", and the other discussions during the meeting, the Special Committee unanimously adopted resolutions (i) approving the Merger at a price of $6.25 per share and the execution by the Company of the merger agreement substantially in the form proposed by AAC, subject to final negotiations, (ii) that in the Special Committee's judgment, the proposal was fair and reasonable to the Unaffiliated Shareholders, and (iii) recommending that the full Bankers Board approve such proposed merger agreement and the transactions contemplated thereby.

         In reaching its conclusion that the Merger Consideration was fair to the Unaffiliated Shareholders, the Special Committee considered the following factors: (i) the Merger Consideration represents a premium of 25% over the average price that AAC has paid for shares of Common Stock in privately negotiated transactions during 1994 and 1995, and a premium of 8% over the highest price paid by AAC for shares of Common Stock during the past two years,
(ii) the Merger Consideration represents a premium of 34% over the average sales price for shares of Common Stock sold in the limited number of negotiated transactions by shareholders other than AAC, (iii) the Merger Consideration is above the mid-point ($5.59) of the range of values ($2.84 to $8.34 per share) for the Company, as presented by J.C. Bradford, using a discounted cash flow analysis, (iv) the Merger Consideration is at approximately the mid-point ($6.67) of the range of values ($2.38 to $10.97 per share) for the Company using a comparable companies analysis, (v) the illiquidity of the shares of Common Stock due to the absence of an established public trading market and the view that it is unlikely such a market would develop in the future, (vi) that the transaction represents an opportunity for the Unaffiliated Shareholders to realize upon their investment in the Common Stock that might otherwise not be available, (vii) the high level of certainty that the proposed transaction would be consummated by AAC and the availability of the funds necessary for the Company to finance the transaction, (viii) the Merger Consideration was within the range of selected financial ratios for buyout premiums paid by majority shareholders for remaining interests in transactions both within the insurance industry and otherwise (which ratios resulted in implied hypothetical values for the Common Stock ranging from $4.91 to $9.44 per share), (ix) the fact that the terms of the Merger Agreement and the Merger Consideration were determined through arm's length negotiations between representatives of AAC, on the one hand, and the Special Committee on the other, (x) the lack of any other available or foreseeable alternative for the Unaffiliated Shareholders to realize upon the value of the 7% Interest, particularly taking into account AAC's stated position that it had no intent or desire to sell its interest in the Company to a third party, (xi) the Merger Consideration represented a multiple of 1.30 times statutory net book value per share of $4.82 at September 30, 1995, and a multiple of .85 times GAAP net book value per share of $7.28 at September 30, 1995, and (xii) the presentations and opinion of J.C. Bradford that the Merger Consideration to be received by the Unaffiliated Shareholders is fair, from a financial point of view, to such shareholders.

         The Special Committee believed that each of the foregoing factors were favorable to the Unaffiliated Shareholders and supported its recommendation to the Bankers Board. Specifically, the factors in items (i) through (x) and
(xii) indicated that the Merger Consideration was fair based on the factors listed therein. With respect to item (xi), the Special Committee, in its discussions with J.C. Bradford, considered both GAAP book





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


value and statutory capital and surplus, and, following consultation with its financial advisor, concluded that , ALTHOUGH THE MERGER CONSIDERATION IS LESS THAN GAAP BOOK VALUE, THE MERGER CONSIDERATION REPRESENTS A PREMIUM TO STATUTORY BOOK VALUE (WHICH IS A more relevant measure of value in the insurance industry THAN GAAP BOOK VALUE, AS DESCRIBED BELOW) AND WAS THEREFORE FAIR. THE SPECIAL COMMITTEE DETERMINED THAT, IN CONSIDERING A BOOK VALUE ANALYSIS (WHICH CAN BE CONSIDERED AS ONE MEASURE OF THE VALUE OF A COMPANY THAT COULD BE REALIZED IN A LIQUIDATION), STATUTORY CAPITAL AND SURPLUS IS THE MORE RELEVANT MEASURE FOR ASSESSING THE UNDERLYING ECONOMIC VALUE OF THE COMPANY BECAUSE GAAP BOOK VALUE INCLUDES CERTAIN ASSETS THAT IN FACT WOULD HAVE NO REALIZABLE VALUE IN THE EVENT OF A LIQUIDATION. THIS IS DUE PRINCIPALLY TO THE FACT THAT STATUTORY BASIS ACCOUNTING EMPHASIZES SOLVENCY FOR PURPOSES OF ENSURING SUFFICIENT RESERVES FOR PAYING FUTURE CLAIMS AS OPPOSED TO GAAP'S EMPHASIS ON MATCHING REVENUES AND EXPENSES DURING AN ACCOUNTING PERIOD. For example, deferred acquisition costs ("DAC") of insurance policies, WHICH PRINCIPALLY REPRESENT AGENTS' COMMISSIONS THAT ARE DUE AND PAID AT THE TIME THE POLICY IS FIRST ISSUED, are expensed immediately when incurred under statutory accounting principles, but ARE capitalized and amortized over the expected life of the related policies for GAAP purposes. THUS, UNDER GAAP ACCOUNTING, DAC CAN BE A SIGNIFICANT ASSET OF A COMPANY AND YET WILL HAVE NO VALUE THAT CAN BE REALIZED BY THE SHAREHOLDERS UPON A LIQUIDATION. WITH RESPECT TO BANKERS, DAC accounted for $1.76, or more than 70%, of the difference between GAAP book value per share ($7.28) and statutory capital and surplus per share ($4.82) as of September 30, 1995. The Special Committee, following discussions with J.C. Bradford, concluded that statutory accounting principles provided a more accurate and meaningful basis for A valuation BASED UPON BOOK VALUE because such a valuation process DOES NOT GIVE EFFECT TO ASSETS WITH NO REALIZABLE WORTH AND need not make assumptions regarding the timing and amount of future revenue streams AND EXPENSES relating to balance sheet items, SUCH AS DAC, and insurance policy liabilities. Accordingly, the Special Committee concluded that the measure of the Merger Consideration as a multiple of GAAP net book value per share was not significant for purposes of its recommendation. NEVERTHELESS, IT WAS THE VIEW OF THE SPECIAL COMMITTEE, FOLLOWING DISCUSSIONS WITH J.C. BRADFORD, THAT A BOOK VALUE ANALYSIS (WHETHER ON A STATUTORY OR GAAP BASIS) HAS A GREATER RELEVANCE IN THE CONTEXT OF A POTENTIAL LIQUIDATION TRANSACTION RATHER THAN A TRANSACTION INVOLVING A GOING-CONCERN. IN VIEW OF AAC'S STATEMENT THAT IT HAD NO INTENT TO CONSIDER A LIQUIDATION OF THE COMPANY, THE SPECIAL COMMITTEE CONCLUDED THAT A BOOK VALUE ANALYSIS, WHILE RELEVANT, WAS NOT AS MEANINGFUL AS THE OTHER FACTORS CONSIDERED.

         At December 31, 1995, statutory book value per share and GAAP book value per share were $4.87 and $7.83, respectively, although those year-end figures were not available at the time the Special Committee and the Bankers Board considered and approved the Merger Agreement.

         The Special Committee recognized that because there is no established public trading market for the Common Stock, there are only limited opportunities for the Unaffiliated Shareholders to realize upon the value of their shares. During 1995, approximately 8,200 shares of Common Stock were exchanged in transactions not involving AAC and approximately 7,200 shares were exchanged in transactions that did involve AAC. Collectively, those transactions represented approximately 7.5% of the approximately 200,000 shares of Common Stock not owned by AAC. See "Absence of Public Market for Common Stock; Dividends." Despite the illiquidity of the market for the Common Stock, the Special Committee considered market value as one of the factors in its analyses because market value, even in the context of the limited market for the Common Stock, is an objective indicator of value for the shares held by the Unaffiliated Shareholders. Given AAC's stated position that it had no intent or desire to sell its interest in the Company to a third party, the Special Committee, upon the advice of its financial advisor, determined that market value, such as it exists, was one, although not the only, relevant measure in considering the fairness of the Merger Consideration.

         In light of the variety of factors considered in connection with evaluation of the Merger, the Special Committee did not find it practical to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. As there was no intent to consider a liquidation or sale of the Company (given the stated intentions of AAC, the Company's controlling shareholder), the valuations and analyses considered focused on a going concern value of the Company. Accordingly, no appraisal or valuation of the Company's assets was undertaken, and neither J.C. Bradford nor the Special Committee attempted to determine the liquidation value of the Company.

         In its analyses, the Special Committee recognized that approval of the Merger Agreement does not require the affirmative vote of a majority of the shares of Common Stock held by the Unaffiliated Shareholders and that AAC (through BFAC) owns a sufficient number of shares to ensure that the Merger Agreement will be approved at the Special Meeting. The Special Committee nevertheless concluded that the Merger Agreement and the transactions contemplated thereby are procedurally fair to the Unaffiliated Shareholders, given that shareholders are entitled to dissenters' rights under the GBCC. See "The Merger --Dissenters' Rights."

         Immediately following the Special Committee meeting on January 5, the Bankers Board convened a special meeting at which the terms of the proposed transaction were outlined for all of the directors, and the Special Committee presented its recommendation that the Bankers Board approve the $6.25 per share price to be paid in connection with the Merger, and the other principal terms of the Merger Agreement. Representatives of J.C. Bradford were present and answered several questions relating to the process by which they rendered their opinion to the Special Committee. The full Bankers Board then unanimously approved the proposal and the terms of the Merger Agreement. See "--Recommendation of the Special Committee and the Board of Directors" and "-- Interests of Certain Persons in the Merger."

         On the date of this Proxy Statement, J.C. Bradford delivered a written opinion, dated the date hereof, as to the fairness, from a financial point of view, of the consideration to be paid to the Unaffiliated Shareholders pursuant to the Merger. See "-- Opinion of Financial Advisor."


RECOMMENDATION OF THE SPECIAL COMMITTEE AND THE BOARD OF  DIRECTORS

         On January 5, 1996, the Special Committee recommended that the full Bankers Board approve the Merger Agreement and the transactions contemplated thereby. See "--Background of the Merger." The Bankers Board, based on the recommendation of the Special Committee, unanimously approved the Merger Agreement and the transactions contemplated thereby and recommended that shareholders vote "FOR" the approval of the Merger Agreement and the transactions contemplated thereby. The Bankers Board believes that the procedures followed in the negotiation of the Merger, including the appointment of the Special Committee, the authorization of the Special Committee to engage independent counsel and financial advisors, and the fact that the Special Committee was not subject to the direction of the Bankers Board or any other person or group in connection with the negotiation of the terms and provisions of the Merger Agreement, were appropriate and fair to the public shareholders. In its analysis, the Bankers Board recognized that approval of the Merger Agreement does not require the affirmative vote of a majority of the shares of Common Stock held by the Unaffiliated Shareholders and that AAC (through BFAC) owns a sufficient number of shares to ensure that the Merger Agreement will be approved at the Special Meeting. The Bankers Board nevertheless concluded that the Merger Agreement and the transactions contemplated thereby are procedurally fair to the Unaffiliated Shareholders, given that shareholders are entitled to dissenters' rights under the GBCC. See "The Merger -- Dissenters' Rights."

         The Bankers Board based its determination that the Merger and the Merger Consideration is fair to, and in the best interests of, the Unaffiliated Shareholders primarily on the analyses and conclusions of the Special Committee (which were adopted by the Bankers Board as its own), and voted unanimously to approve the Merger Agreement. The Bankers Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

         Directors of the Company who are also executive officers or directors of AAC did not participate in the Special Committee's consideration of the Merger Agreement and the transactions contemplated thereby because of their interests in the Merger. See "-- Interests of Certain Persons in the Merger." AAC intends to cause BFAC to vote its shares of Common Stock, representing approximately 93% of the issued and outstanding shares of Common Stock, in favor of the Merger Agreement. Approval of the Merger Agreement is, therefore, assured.



POSITION OF  AFFILIATES AS TO FAIRNESS



         AAC AND MR. ROBINSON, AS AFFILIATES OF THE COMPANY (THE "AFFILIATES"), HAVE considered the analyses of and the factors examined by the
Special Committee and the Bankers Board, and   HAVE adopted those analyses and
conclusions as THEIR own.  See "--Background of the Merger" and "--
Recommendation of the Special Committee and the Board of Directors."   THE
AFFILIATES BELIEVE that these analyses and factors when considered together, and the fact that the terms and provisions of the Merger Agreement were negotiated by the Special Committee, provide a reasonable basis to believe that the Merger is fair from a financial point of view to the Unaffiliated Shareholders. This belief should not, however, be construed as a recommendation by EITHER OF THE AFFILIATES to the Unaffiliated Shareholders to
vote to approve the Merger Agreement.   THE AFFILIATES did not assign specific
relative weight to the analyses and factors considered in reaching THEIR belief as to fairness.


OPINION OF FINANCIAL ADVISOR

         J.C. Bradford was retained by the Special Committee to assist the Special Committee in evaluating the proposed Merger and to render an opinion as to the fairness from a financial point of view of the consideration to be received by the Unaffiliated Shareholders in the Merger. J.C. Bradford is a nationally recognized investment banking firm engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.C. Bradford was selected as the Special Committee's financial advisor based upon such expertise. No limitations were imposed by the Special Committee, the Company or AAC upon the scope of J.C. Bradford's investigation or otherwise with respect to the opinion rendered by J.C. Bradford. J.C. Bradford relied,





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

with the permission of the Special Committee, on the statements made by AAC that it would not dispose of its shares of Common Stock or vote such shares in favor of any transaction involving the sale of the Company to a third party, and J.C. Bradford was not requested or authorized to solicit, and did not solicit, interest from any party with respect to an acquisition of the Company or its assets.

         On January 5, 1996, J.C. Bradford delivered its oral opinion to the Special Committee to the effect that, as of such date, the consideration to be received by the Unaffiliated Shareholders in the proposed Merger was fair from a financial point of view. J.C. Bradford subsequently confirmed its oral opinion by delivery of its written opinion dated as of the date of this Proxy Statement. J.C. Bradford's opinion is directed only to the fairness from a financial point of view of the consideration to be received by the Unaffiliated Shareholders in the Merger and does not constitute a recommendation to any such shareholder as to whether it should vote in favor of the Merger. The full text of J.C. Bradford's written opinion, which sets forth the assumptions made, procedures followed, matters considered and limits of its review, is included as Annex B and is incorporated by reference herein. The Unaffiliated Shareholders of the Company are urged to and should read such opinion in its entirety.

         In conducting its analysis and delivering its opinions, J.C. Bradford considered such financial and other factors as it deemed appropriate and feasible under the circumstances including, among other things, (i) the Merger Agreement and drafts of this Proxy Statement; (ii) the historical and current financial position and results of operations of Bankers; (iii) certain internal financial analyses and forecasts of the Company for the years beginning January 1, 1995 and ending December 31, 1998, prepared for the Company by its senior management; (iv) certain financial and securities data of certain other companies, the securities of which are publicly traded and that J.C. Bradford believed to be comparable to the Company; (v) prices and premiums paid in certain other acquisitions and transactions that J.C. Bradford believed to be relevant; (vi) price and trading activity for the Common Stock; and (vii) such other financial studies, analyses and investigations as J.C. Bradford deemed appropriate for purposes of its opinion. J.C. Bradford also held discussions with members of the senior management of the Company regarding the past and current business operations, financial condition, and future prospects of the Company. In addition, J.C. Bradford took into account its assessment of general economic, market and financial conditions and its experience in other transactions as well as its experience in securities valuation and its knowledge of the insurance industry generally.

         J.C. Bradford's opinions are necessarily based upon general economic, market, financial and other conditions as they existed on their respective dates and the information made available to

J.C. Bradford through such dates. J.C. Bradford relied upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinions and did not assume any responsibility for independent verification of such information. With respect to the internal financial analyses and forecasts supplied to J.C. Bradford, J.C. Bradford has assumed, and the management of Bankers has represented, that such analyses and forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's senior management as to the recent and likely future performance of the Company. J.C. Bradford has not made an independent evaluation or appraisal of the assets and liabilities of the Company and has not been furnished with any such evaluation or appraisal.

         In preparing its report to the Special Committee, J.C. Bradford performed a variety of financial and comparative analyses, including (i) comparable transaction analysis; (ii) comparable public company analysis; (iii) comparable acquisition analysis; (iv) discounted cash flow analysis; and (v) stock trading analysis. Although management of AAC indicated to J.C. Bradford on January 4, 1996 that they believed that certain of the comparable transactions and other factors referenced by J.C. Bradford were not as meaningful to the proposed transaction, J.C. Bradford did not revise its analyses or conclusions. See "--Background of the Merger." The summary of J.C. Bradford's analyses set forth below does not purport to be a complete description of the analyses underlying J.C. Bradford's opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, J.C. Bradford did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, J.C. Bradford believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. With respect to the comparable public company analysis, comparable acquisition analysis and comparable transaction analysis summarized below, no public company, acquisition or transaction utilized as a comparison is identical to the Company or the Merger and such analyses necessarily involve complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors that could affect the acquisition or public trading values of the companies concerned. In performing its analyses, J.C. Bradford made numerous assumptions with respect to industry performance, general business, economic, market, and financial conditions, and other matters. The analyses performed by J.C. Bradford are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

         The following is a summary of the report presented by J.C. Bradford to the Special Committee on January 5, 1996.

         Comparable Transaction Analysis. J.C. Bradford analyzed certain information relating to selected transactions involving acquisitions of remaining interests by majority shareholders. J.C. Bradford considered ten such transactions since 1990 that involved insurance companies and that J.C. Bradford considered relevant to the Merger. Using publicly available information, J.C. Bradford (a) calculated the relationship between the consideration paid in these transactions and (i) book value (as determined in accordance with generally accepted accounting principles or "GAAP"); (ii) GAAP net income; (iii) GAAP pre-tax income; and (iv) capital and surplus (as determined in accordance with statutory accounting ("STAT")), and (b) determined the percentage premiums that such consideration represented when compared to the stock trading price one day, one week and four weeks prior to the announcement of each such transaction. J.C. Bradford derived average, adjusted average (excluding high and low) and median multiples or percentages, as the case may be, from the foregoing analyses and applied or compared such multiples or percentages, as applicable, to (a) the Company's GAAP (i) book value as of September 30, 1995, (ii) net income for the twelve months ended September 30, 1995, and (iii) pre-tax income for the twelve months ended September 30, 1995, (b) the Company's STAT capital and surplus as of September 30, 1995, and (c) the prevailing prices at which the Common Stock had been purchased in privately negotiated transactions by AAC or otherwise reported by the transfer agent since January 1, 1995. Based on its analysis of premiums paid relative to stock trading prices prior to announcement, J.C. Bradford calculated a range of values for the shares of Common Stock of $6.18 to $6.88 per share. Although certain of the values in this range exceeded the proposed Merger Consideration of $6.25 per share, J.C. Bradford concluded the results of this analysis, when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders. Based on its analysis of consideration paid relative to GAAP book value, GAAP net income and GAAP pre-tax income, J.C. Bradford calculated a range of values for the shares of Common Stock of $4.91 to $9.44 per share. J.C. Bradford determined that the range of values derived from multiples of GAAP book value were less meaningful than its other analyses, however, for several reasons, including: (i) the projected earnings of a company, rather than its book value, is a more accepted method of valuation, and (ii) GAAP book value can overstate the underlying economic value of insurance companies due primarily to the conventions of accrual accounting. Furthermore, comparison on the basis of multiples of GAAP net income were similarly less significant as the Company did not record income taxes in the twelve month period being considered but recorded a tax benefit. The range of values based on the multiples of GAAP pre-tax income was $4.91 to $5.01 per share. In addition, J.C. Bradford reviewed the consideration paid in such transactions as a multiple of STAT capital and surplus. Despite the relative ages of the comparable capital and surplus data, and the wide range of values for the shares of Common Stock ($3.02 to $14.59) resulting from the application of such multiples, J.C. Bradford noted that there were as many transactions consummated at multiples below that proposed by AAC as there were above it.

         J.C. Bradford also considered 56 transactions since 1991, not restricted to the insurance industry, involving acquisitions of remaining interests by majority shareholders. Using publicly available information, J.C. Bradford determined the percentage premium that the consideration paid in these transactions represented when compared to the stock trading price one day, one week and four weeks prior to the announcement of such transactions. J.C. Bradford derived average and median percentages from the foregoing analyses and applied or compared such percentages, as applicable, to the prevailing prices at which the Common Stock had been purchased in privately negotiated transactions by AAC or otherwise reported by the transfer agent since January 1, 1995. Based on this analysis, J.C. Bradford calculated a range of values for the shares of Common Stock of $6.10 to $6.66 per share. Although certain of the values in this range exceeded the proposed Merger Consideration of $6.25 per share, J.C. Bradford concluded that the results of this analysis, when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders.

         Comparable Public Company Analysis. J.C. Bradford reviewed and compared certain actual and estimated financial and operating information of the Company to the corresponding information of certain selected publicly traded life and accident and health insurance companies (the "Comparable Companies"). In performing the comparable public company analysis, J.C. Bradford divided the Comparable Companies into two groups based on equity market capitalization of less than and more than $250 million. Using publicly available information, J.C. Bradford analyzed various relevant financial ratios of the Comparable Companies. The ratio analysis include the public stock prices of the Comparable Companies as of January 5, 1996, as a multiple of GAAP
(i) earnings per share for the calendar years ended 1995 and 1996; (ii) book value per share as of September 30, 1995; and (iii) pre-tax earnings per share for the twelve months ended September 30, 1995, adjusted to exclude realized capital gains or losses.

         J.C. Bradford derived average, adjusted average (excluding high and low) and median multiples from the foregoing analysis and applied or compared such multiples, as applicable, to the Company's GAAP (i) earnings per share for the calendar years ended 1995 and 1996; (ii) book value per share as of

September 30, 1995; and (iii) pre-tax earnings per share for the twelve months ended September 30, 1995, adjusted to exclude realized capital gains or losses. Based on this analysis for the Comparable Companies with equity market capitalizations of less than $250 million, J.C. Bradford calculated a range of values for the shares of Common Stock of $1.98 to $7.47 per share. Based on this analysis for the Comparable Companies with equity market capitalizations of more than $250 million, J.C. Bradford calculated a range of values for the shares of Common Stock of $2.38 to $10.97 per share.

         In conducting the comparable company analysis, the only values derived that exceeded the proposed Merger Consideration of $6.25 per share resulted from the application of multiples of GAAP book value. For the reasons discussed above, J.C. Bradford determined GAAP book value to be less significant than other measurements. In contrast, all values derived from the application of multiples of GAAP earnings (operating, pre-tax, and net) were below the $6.25 per share. Such values ranged from $1.98 to $5.66 per share. J.C. Bradford concluded that the results of this analysis when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders.

         Comparable Acquisition Analysis. J.C. Bradford analyzed certain information relating to selected transactions involving 100% acquisitions of life and accident and health insurance companies. J.C. Bradford considered 11 such transactions since 1994. Using publicly available information, J.C. Bradford (a) calculated the relationship between the consideration paid in these transactions and GAAP (i) book value; (ii) net income; and (iii) pre-tax income, and (b) determined the percentage premium that such consideration represented when compared to the stock trading price one day, one week and four weeks prior to the announcement of such transaction. J.C. Bradford derived average, adjusted average (excluding high and low) and median multiples or percentages, as the case may be, from the foregoing analysis and applied or compared such multiples or percentages, as applicable, to (a) the Company's GAAP (i) book value as of September 30, 1995, (ii) net income for the twelve months ended September 30, 1995, and (iii) pre-tax income for the twelve months ended September 30, 1995, and (b) the prevailing prices at which the Common Stock had been purchased in privately negotiated transactions by AAC or otherwise reported by the transfer agent since January 1, 1995. Based on its analysis of premiums paid relative to stock trading prices prior to announcement, J.C. Bradford calculated a range of values for the shares of Common Stock of $5.86 to $6.45 per share. Although certain of the values in this range exceeded the proposed Merger Consideration of $6.25 per share, J.C. Bradford concluded that the results of this analysis were supportive of its conclusion that the transaction, when considered in light of the other analyses, is fair to Unaffiliated Shareholders. Based on its analysis of consideration paid relative to GAAP book value, GAAP net income and GAAP pre-tax income, J.C. Bradford believed GAAP book value and GAAP net income to be less significant than other measurements. The range of values based on the multiples of GAAP pre-tax income were $4.57 to $4.95 per share. J.C. Bradford concluded that the results of this analysis, when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders.

         Discounted Cash Flow. J.C. Bradford also performed a discounted cash flow analysis of the Company. In conducting its analysis, J.C. Bradford relied on certain internal forecasts provided by the Company's senior management to determine a valuation range for the Company. This analysis assumed that the Company would pay a cash dividend of $0.35 per share to its shareholders each year for the next three years, and, at the end of three years, the Company would be sold for (i) a multiple of trailing GAAP earnings ranging from 8x to 12x (the "Net Income Exit Multiple") and (ii) a multiple of GAAP book value ranging from 0.75x to 1.25x (the "Book Value Exit Multiple"). These dividends and sale proceeds, representing cash flows attributable to Common Stock, were then discounted back to the present at various discount rates ranging from 10% to 20% (the "Discount Rates"). During calendar years 1990-1995, the Company paid cash dividends per share of $.35, $.35, $.30, $.35, $0, and $.35 respectively. For purposes of the discounted cash flow analysis, the range of Discount Rates selected was intended to account for the following risks to a shareholder: (i) general equity risk (which, alone, represents a 10% discount rate), (ii) small company risk, (iii) illiquidity risk, and (iv) risk associated with deteriorating business lines. Based on the ranges of Net Income Exit Multiples, Book Value Exit Multiples and Discount Rates, J.C. Bradford derived a total of 30 values, which ranged from $2.84 to $8.34 per share. Of the 30 values in this range, seven exceeded the proposed Merger Consideration of $6.25. These higher values resulted from the application of highest Book Value Multiples and the lowest Discount Rates. Because J.C. Bradford emphasized future earnings rather than book value in its analysis, the results of this analysis, when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders.

         Stock Trading Analysis. J.C. Bradford reviewed and analyzed the historical trading volume and prices at which the Common Stock had been purchased in privately negotiated transactions by AAC or otherwise reported by the transfer agent since January 1, 1995. J.C. Bradford noted that trading activity was intermittent and that the trading market was relatively illiquid. J.C. Bradford also noted that the highest traded price was $5.75, which occurred in May 1995, and the lowest traded price was $4.00, which occurred throughout the year including in December 1995. J.C. Bradford concluded that the results of this analysis, when considered in light of the other analyses, were supportive of its conclusion that the transaction is fair to Unaffiliated Shareholders.

         Pursuant to the terms of an engagement letter dated January 2, 1996, the Company agreed to pay J.C. Bradford a fee of $20,000 for acting as financial advisor to the Special Committee in connection with the Merger. In addition, the Company has agreed to reimburse J.C. Bradford for up to $10,000 of its reasonable out-of-pocket expenses, including the fees and disbursements of its counsel, and to indemnify J.C. Bradford and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws. In the ordinary course of its business, J.C. Bradford has traded, and may in the future trade, securities of AAC for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         The Company is a 93%-owned subsidiary of BFAC, which is a wholly-owned subsidiary of AAC. Approximately 70.19% of the outstanding voting securities of AAC are owned beneficially or of record by Mr. Robinson, his wife and other affiliates. See "Security Ownership of Certain Beneficial Owners and Management."

         Since AAC acquired a controlling interest in the Company in 1976, the Company and AAC have operated under common management. As a result, certain of the directors of the Company also serve as executive officers or directors of AAC or other affiliates of AAC. Mr. Robinson, the Company's Chairman, also serves as Chairman of the Board of AAC. Mr. Howell, the son-in-law of Mr. Robinson, serves as Executive Vice President and a director of the Company and as President, Chief Executive Officer and a director of AAC. Dom H. Wyant and Samuel E. Hudgins both serve as directors of the Company and as directors of AAC. Mr. Wyant is Of Counsel to the law firm of Jones, Day, Reavis & Pogue, which acts as general counsel to AAC and its subsidiaries, including in connection with the Merger. Mr. Hudgins is a party to a consulting agreement with the Company, which provides for payment of an hourly fee. Mr. Hudgins also owns 200,000 shares of the common stock, representing approximately 4% of the outstanding shares, of Leath Furniture, Inc., an 83%-owned subsidiary of AAC. Eugene Choate, the President and a director of the Company, also serves as President of Atlantic American Life Insurance Company, a wholly-owned subsidiary of AAC. None of such persons served on the Special Committee of the Bankers Board, which, in consultation with its independent advisors, reviewed, negotiated and approved the terms of the Merger Agreement and unanimously recommended that the Bankers Board approve the Merger Agreement and the transactions contemplated thereby. See "-- Recommendation of the Special Committee and the Board of Directors."

         The Company subleases approximately 25,789 square feet of space for its principal offices from AAC. The Company paid total annual rent to AAC of $383,000 and $360,365 in 1994 and 1995, respectively, and expects to pay a comparable amount in 1996. Such amounts consist of base rent and a pro rata share of all real estate taxes and certain other expenses and insurance costs with respect to the office building. Delta Life Insurance Company, the owner of the building, is controlled by Mr. Robinson. The terms of the lease are believed by management of the Company to be comparable to terms which could be obtained by the Company from unrelated parties for comparable rental property.

         For a discussion of other transactions between the Company and AAC (or certain affiliates of AAC), see Note 7 to the Company's audited financial statements, included in the Form 10-K delivered herewith and incorporated herein by reference.

                         CERTAIN FINANCIAL PROJECTIONS


                 The following sets forth certain financial information and projections regarding the Company. The Company does not in the ordinary course publicly disclose projections as to future revenues or earnings. The Company's independent accountants have not examined or compiled any of the following projections or expressed any conclusion or provided any other form of assurance with respect to such projections and accordingly assume no responsibility for such projections. These projections were delivered to J.C. Bradford solely in connection with its due diligence investigation of the Company in order for it to render its fairness opinion to the Special Committee, were prepared with a limited degree of precision, and were not prepared with a view to compliance with the guidelines established by the American Institute of Certified Public Accountants regarding projections, which would require a more complete presentation of data than as shown below. The Company believes that there is a reasonable basis for presenting the information set forth below and is not aware of any misleading influences which may have resulted from the exclusion of ny items from the projections. While presented with numerical specificity, the projections were prepared prior to January 5, 1996, and are based upon a variety of estimates and hypothetical assumptions, which, although considered reasonable by the Company at the time the projections were prepared, may not or may no longer be accurate, may not be realized, and are also inherently subject to significant business, economic and competitive uncertainties, most of which are beyond the control of the Company. Accordingly, there can be no assurance that any of the projections will be realized, and the actual result for 1995, and for the later years, may vary materially from those shown. The projections were not prepared with a view to public disclosure and inclusion of the projections herein shall not be regarded as a representation by the Company or any other person that the projected results will be achieved.

                 The projections reflect the following assumptions:

         (1) Life insurance premiums would increase 20% per year for the years 1996-1998. Premiums related to all other lines of business would follow trends based on prior years.

         (2) Realized investment gains would be $250,000 in each of years 1996, 1997 and 1998.

         (3) Expenses would follow trends based on prior years, except that general expenses would be reduced to 30%, 27% and 23% of premiums for 1996, 1997 and 1998, respectively.

         (4) Total operating income was used rather than net income, as net income is affected by tax loss carryforwards and the tax sharing agreement between the Company and certain of its affiliates.

         (5) Retained earnings reflects a dividend of $.35 per share or $1,045,480.

                    BANKERS FIDELITY LIFE INSURANCE COMPANY
                                 BALANCE SHEET


ASSETS                                                                  1995         1996         1997         1998
------                                                                  ----         ----         ----         ----

Cash                                                                  3,135,371    3,139,486    3,181,911    3,271,746
Bonds                                                                19,989,528   20,015,761   20,286,244   20,858,986
Stocks                                                               11,824,909   11,840,427   12,000,433   12,339,241
Mortgage Loans                                                        2,184,165    2,187,031    2,216,586    2,279,167
Policy Loans                                                          1,015,111    1,016,144    1,030,178    1,059,264
                                                                     ----------   ----------   ----------   ----------
                                                                     38,149,084   38,199,149   38,715,352   39,808,404

DAC                                                                   6,098,229    6,534,138    7,028,082    8,060,935
Other Assets                                                          2,678,119    2,724,545    2,724,545    2,724,545
                                                                     ----------   ----------   ----------   ----------

                                                                     46,925,432   47,457,832   48,467,979   50,593,884
                                                                     ==========   ==========   ==========   ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------

Future policy benefits                                               17,634,270   18,261,234   19,209,925   21,025,844
Unearned premiums                                                       905,173      905,173      905,173      905,173
Losses and claims                                                     2,237,142    2,237,142    2,237,142    2,237,142
Other policy liabilities                                              1,511,686    1,511,686    1,511,686    1,511,686
Accounts payable and accrued expenses                                   337,434      337,434      337,434      337,434
Deferred income taxes                                                   820,000      820,000      820,000      820,000
                                                                     ----------   ----------   ----------   ----------

   Total policy liabilities                                          23,445,705   24,072,669   25,021,360   26,837,279

Shareholders' equity
Common stock                                                          3,010,000    3,010,000    3,010,000    3,010,000
Additional paid-in capital                                            5,547,000    5,547,000    5,547,000    5,547,000
Retained earnings                                                    10,363,769   10,269,205   10,330,661   10,640,647
Net unrealized investment gains                                       4,719,349    4,719,349    4,719,349    4,719,349
Treasury stock                                                         (160,391)    (160,391)    (160,391)    (160,391)
                                                                     ----------   ----------   ----------   ----------

   Total shareholders' equity                                        23,479,727   23,385,163   23,446,619   23,756,605
                                                                     ----------   ----------   ----------   ----------

                                                                     46,925,432   47,457,832   48,467,979   50,593,884
                                                                     ==========   ==========   ==========   ==========

  BANKERS FIDELITY LIFE INSURANCE COMPANY
             INCOME STATEMENT

                                                                        1995         1996        1997          1998
                                                                        ----         ----        ----          ----
REVENUE:
   Insurance premiums                                                10,948,846   11,148,261   12,003,558   13,113,102
   Investment income                                                  2,351,043    2,405,306    2,525,571    2,651,849
   Realized investment gains                                            455,957      250,000      250,000      250,000
                                                                     ----------   ----------   ----------   ----------
      Total revenue                                                  13,755,846   13,803,567   14,779,129   16,014,951


BENEFITS AND EXPENSES:
   Insurance benefits and losses incurred *                           5,776,062    6,674,378    7,165,564    8,141,282
   Commissions and underwriting expenses **                           6,769,681    5,861,301    6,137,650    6,066,381
   Other
                                                                     ----------   ----------   ----------   ----------
      Total benefits and expenses                                    12,545,743   12,535,679   13,303,214   14,207,663
                                                                     ----------   ----------   ----------   ----------

Total operating income                                                1,210,103    1,267,888    1,475,915    1,807,288
   Income tax expense                                                  (217,372)     316,972      368,979      451,822
                                                                     ----------   ----------   ----------   ----------
      Net income                                                      1,427,475      950,916    1,106,936    1,355,466
                                                                     ==========   ==========   ==========   ==========


* Benefit Expense                                                     6,411,718    6,047,414    6,216,873    6,325,363
  Change in Benefit Reserve                                            (635,656)     626,964      948,691    1,815,919
                                                                     ----------   ----------   ----------   ----------
                                                                      5,776,062    6,674,378    7,165,564    8,141,282


** Commisisons                                                        3,165,306    2,591,400    3,060,217    3,644,875
   General Expenses                                                   3,671,635    3,304,472    3,139,249    2,982,287
   Taxes                                                                395,108      401,337      432,128      472,072
   DAC                                                                 (462,368)    (435,909)    (493,944)  (1,032,853)
                                                                     ----------   ----------   ----------   ----------
                                                                      6,769,681    5,861,300    6,137,650    6,066,381


BANKERS FIDELITY LIFE INSURANCE COMPANY


     1996                ORD          MM       CANCER      A&H       TSA       A&H      S/ACC    HOSP

EARNED PREMIUM        3,800,000   1,105,252   421,438    37,546     4,980     6,124       0     6,615

INVESTMENT INCOME       649,433   1,082,388    48,106         0   120,265     9,621       0         0
REALIZED GAINS
                     --------------------------------------------------------------------------------
   TOTAL INCOME       4,449,433   2,187,640   469,544    37,546   125,245    15,745       0     6,615

BENEFITS PAID           836,000   1,271,040   160,146    28,160   150,000     4,593       0     4,961

COMMISSIONS           1,824,000           0    96,931       375        35        61       0        66

CHG IN RSV            1,187,500     (90,656)   17,058    (5,272) (110,000)        0       0         0

GENERAL EXPENSE       1,126,363     327,609   124,919    11,129     1,476     1,815       0     1,961

TAXES                   136,800      39,789    15,172     1,352       179       220       0       238

DAC                  (1,068,750)    186,852   (11,038)        0         0         0       0         0

                     --------------------------------------------------------------------------------
  TOTAL EXPENSE       4,041,913   1,734,634   403,188    35,744    41,690     6,690       0     7,226

                     --------------------------------------------------------------------------------
TOTAL INCOME            407,519     453,006    66,356     1,802    83,555     9,055       0      (611)




                         M/SURG     H/SURG       MCARE     CCARE      AEXP       DIS    COVDALE                TOTAL

EARNED PREMIUM           52,424     9,060     4,962,148   459,000   158,617    15,057   110,000             11,148,261

INVESTMENT INCOME         4,330       241       337,368   144,318     6,254     1,203     1,780              2,405,306
REALIZED GAINS                                                                                    250,000      250,000
                        ----------------------------------------------------------------------------------------------
   TOTAL INCOME          56,754     9,301     5,299,516   603,318   164,871    16,260   111,780   250,000   13,803,567

BENEFITS PAID            47,182     1,812     2,977,289   436,050    76,136    12,046    42,000              6,047,414

COMMISSIONS               4,194     1,721       545,836    41,310    39,654     4,216    33,000              2,591,400

CHG IN RSV               (1,087)               (440,640)   69,106       755       200         0                626,964

GENERAL EXPENSE          15,539     2,685     1,470,837   136,053    47,016     4,463    32,605              3,304,472

TAXES                     1,887       326       178,637    16,524     5,710       542     3,960                401,337

DAC                       5,374    (1,473)      458,592         0    (5,035)     (431)        0               (435,909)

                        ----------------------------------------------------------------------------------------------
  TOTAL EXPENSE          73,089     5,072     5,190,552   699,043   164,237    21,036   111,565         0   12,535,679

                        ----------------------------------------------------------------------------------------------
TOTAL INCOME            (16,335)    4,228       108,964   (95,724)      634    (4,776)      215   250,000    1,267,888

BANKERS FIDELITY LIFE INSURANCE COMPANY


     1997               ORD          MM       CANCER      A&H       TSA        A&H        S/ACC     HOSP

EARNED PREMIUM       4,750,000     994,726   463,581    26,282      4,980     6,124         0     6,615

INVESTMENT INCOME      681,904   1,136,507    50,511         0    126,279    10,102         0         0
REALIZED GAINS
                    -----------------------------------------------------------------------------------
   TOTAL INCOME      5,431,904   2,131,233   514,092    26,282    131,259    16,226         0     6,615

BENEFITS PAID        1,045,000   1,143,935   176,161    19,712    150,000     4,593         0     4,961

COMMISSIONS          2,280,000           0   106,624       263         35        61         0        66

CHG IN RSV           1,387,500       9,344    35,822    (3,772)  (110,000)        0         0         0

GENERAL EXPENSE      1,242,251     260,147   121,239     6,873      1,302     1,602         0     1,730

TAXES                  171,000      35,810    16,689       946        179       220         0       238

DAC                 (1,110,000)    186,852   (23,179)        0          0         0         0         0

                    -----------------------------------------------------------------------------------
 TOTAL EXPENSE       5,015,751   1,636,088   433,355    24,022     41,517     6,476         0     6,996

                    -----------------------------------------------------------------------------------
TOTAL INCOME           416,153     495,145    80,737     2,260     89,742     9,750         0      (381)




     1997               M/SURG    H/SURG     MCARE     CCARE      AEXP       DIS     COVDALE               TOTAL
EARNED PREMIUM          41,940    18,120  5,000,000   390,150   174,478     16,562   110,000            12,003,558

INVESTMENT INCOME        4,546       253    354,237   151,534     6,566      1,263     1,869             2,525,571
REALIZED GAINS                                                                                 250,000     250,000

                        ------------------------------------------------------------------------------------------
   TOTAL INCOME         46,486    18,373  5,354,237   541,684   181,044     17,825   111,869   250,000  14,779,129

BENEFITS PAID           37,746     3,624  3,125,000   370,643    83,749     13,250    38,500             6,216,873

COMMISSIONS              3,355     3,443    550,000    35,114    43,620      4,637    33,000             3,060,217

CHG IN RSV                (871)            (440,611)   69,106     1,586        587                         948,691

GENERAL EXPENSE         10,968     4,739  1,307,633   102,035    45,631      4,331    28,768         0   3,139,249

TAXES                    1,510       652    180,000    14,045     6,281        596     3,960               432,128

DAC                      5,242              458,618         0   (10,574)      (903)                       (493,944)

                       -------------------------------------------------------------------------------------------
  TOTAL EXPENSE         57,950    12,458  5,180,640   590,942   170,293     22,499   104,228         0  13,303,214

                       -------------------------------------------------------------------------------------------
TOTAL INCOME           (11,464)    5,915    173,597   (49,258)   10,752    (4,674)     7,641   250,000   1,475,915

BANKERS FIDELITY LIFE INSURANCE COMPANY


     1998               ORD        MM      CANCER     A&H       TSA       A&H        S/ACC      HOSP

EARNED PREMIUM       5,937,500   895,253   533,118    18,397     4,980     6,124       0       6,615

INVESTMENT INCOME      715,999 1,193,332    53,037         0   132,592    10,607       0           0
REALIZED GAINS
                    --------------------------------------------------------------------------------
   TOTAL INCOME      6,653,499 2,088,585   586,155    18,397   137,572    16,731       0       6,615

BENEFITS PAID        1,306,250 1,029,541   202,585    13,798   150,000     4,593       0       4,961

COMMISSIONS          2,850,000         0   122,617       184        35        61       0          66

CHG IN RSV           1,687,500   109,344    59,107            (110,000)   (1,972)

GENERAL EXPENSE      1,350,354   203,606   121,246     4,184     1,133     1,393       0       1,504

TAXES                  213,750    32,229    19,192       662       179       220       0         238

DAC                 (1,181,250)  186,852   (38,245)                                                0

                    --------------------------------------------------------------------------------
  TOTAL EXPENSE      6,226,604 1,561,572   486,502    18,828    41,347     4,295       0       6,770

                    --------------------------------------------------------------------------------
TOTAL INCOME           426,895   527,013    99,653      (431)   96,226    12,436       0        (155)




     1998              M/SURG    H/SURG     MCARE      CCARE      AEXP      DIS     COVDALE               TOTAL
EARNED PREMIUM         33,552    36,240   5,000,000   331,628   200,649   19,046    90,000             13,113,102

INVESTMENT INCOME       4,773       265     371,948   159,111     6,895   1,326      1,962              2,651,849
REALIZED GAINS                                                                               250,000      250,000

                       ------------------------------------------------------------------------------------------
   TOTAL INCOME        38,325    36,505   5,371,948   490,738   207,544   20,372    91,962   250,000   16,014,950

BENEFITS PAID          30,197       344   3,125,000   315,046    96,312   15,237    31,500              6,325,363

COMMISSIONS             2,684     6,886     550,000    29,846    50,162    5,333    27,000              3,644,875

CHG IN RSV               (694)                    0    69,106     2,617      911                        1,815,919

GENERAL EXPENSE         7,631     8,242   1,137,140    75,421    45,633    4,332    20,469              2,982,287

TAXES                   1,208     1,305     180,000    11,939     7,223      686     3,240                472,072

DAC                     3,774                     0         0    (2,494)  (1,490)                      (1,032,853)

                       ------------------------------------------------------------------------------------------
  TOTAL EXPENSE        44,799    16,777   4,992,140   501,359   199,453   25,008    82,209         0   14,207,663

                       ------------------------------------------------------------------------------------------
TOTAL INCOME           (6,474)   19,729     379,808   (10,620)    8,090  (4,636)    9,754    250,000    1,807,287

                                   THE MERGER


GENERAL

         The following information with respect to the Merger, insofar as it relates to matters contained in the Merger Agreement, is qualified in its entirety by reference to the complete text thereof, a copy of which is included as Annex A to this Proxy Statement and which is incorporated herein by reference.

TERMS OF THE MERGER AGREEMENT


         General. Pursuant to the Merger Agreement, the Merger will become effective when both (i) the Merger Agreement has been approved by the shareholders of Bankers and BFAC and (ii) the Articles of Merger are filed with the Secretary of State of Georgia, or such later date and time as may be specified in such Articles of Merger. It is anticipated that the Articles of Merger will be filed promptly after the approval of the Merger Agreement at the Special Meeting. Such filing will be made, however, only upon satisfaction or waiver of all conditions to the Merger contained in the Merger Agreement. AAC, as sole shareholder of BFAC, has already approved the Merger Agreement.

         Section 1.1 of the Merger Agreement provides that, at the Effective Time, BFAC will be merged with and into the Company, and BFAC will cease to exist as a corporation. The Company will be the surviving corporation in the Merger and will become a wholly-owned subsidiary of AAC.

         Section 3.1 of the Merger Agreement provides that from and after the Effective Time, each issued and outstanding share of Common Stock, other than shares of Common Stock owned by BFAC or shares of Common Stock owned by shareholders who perfect their dissenters' rights under Article 13 of the GBCC, will be converted into the right to receive, and become exchangeable for, $6.25 in cash, without interest. Each share of Common Stock owned by BFAC or held by the Company as treasury shares will be cancelled without consideration, and each BFAC Share will automatically be converted into the right to receive one share of common stock of the Surviving Corporation.

         The Surviving Corporation. Article II of the Merger Agreement provides that the Articles of Incorporation and the By-Laws of the Company, each as in effect immediately prior to the Effective Time of the Merger, will become the Articles of Incorporation and By-Laws of the Surviving Corporation upon the Effective Time. In addition, the officers and directors of the Company in office immediately prior to the Effective Time will become the officers and directors of the Surviving Corporation upon the Effective Time, and will serve until their successors are elected or appointed.


         Exchange of Certificates. Section 3.3.1 of the Merger Agreement provides that from and after the Effective Time, each holder of a Certificate, other than BFAC and those holders who properly perfect their dissenters' rights under the GBCC, will cease to have any right as a shareholder of Bankers and, until surrendered to the Exchange Agent, each Certificate shall represent for all purposes only the right to receive the Merger Consideration to which such holder is entitled, without any interest thereon. The Company, or an agent designated by it, will act as Exchange Agent in connection with the Merger. As soon as practicable after the Effective Time, the Exchange Agent will mail transmittal instructions and a form of letter of transmittal (which will specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) to each shareholder of the Company, other than BFAC, to be used in forwarding his or her Certificates for surrender and exchange for the Merger Consideration. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration to which he is entitled, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates.

         If payment is to be made to a person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Company that such tax has been paid or is not applicable.

         Certain Covenants and Agreements. Pursuant to Article IV of the Merger Agreement, (i) Bankers has agreed to prepare and file a Rule 13e-3 Transaction Statement on Schedule 13E-3 and proxy statement on Schedule 14A, all in accordance with the Exchange Act and the rules and regulations thereunder, (ii) Bankers has agreed to use its best efforts to obtain the approval by its shareholders of the Merger Agreement, (iii) Bankers and BFAC have agreed to file the Articles of Merger upon the satisfaction or waiver of the conditions to the Merger, and (iv) Bankers, BFAC and AAC have agreed to use their reasonable best efforts to obtain any governmental waivers or consents necessary to consummate the Merger and the transactions contemplated thereby.

         Conditions to the Merger. The respective obligations of Bankers and BFAC to effect the Merger are subject to certain conditions described in Article V of the Merger Agreement, including among others: (i) the absence of any pending or proposed action, proceeding, application, claim or counterclaim by any government or governmental authority or agency that would restrain or prohibit the consummation of the Merger or the performance of the Merger Agreement, (ii) approval of the Merger Agreement and the transactions contemplated thereby by all regulatory authorities whose approvals are required by law, (iii) approval of the Merger Agreement and the transactions contemplated thereby by the Bankers shareholders, (iv) clearance of this Proxy Statement by the Commission, and (v) the consummation of the transactions contemplated by the Merger Agreement on or before June 30, 1996.

         Amendment and Termination. Article VI of the Merger Agreement provides that it may be terminated and abandoned at any time prior to the Effective Time, whether before or after the Special Meeting, unilaterally by either Bankers or BFAC, including, without limitation, if any condition to the obligation of a party is not satisfied other than by reason of a breach by that party of its obligations under the Merger Agreement and it reasonably appears that the condition cannot be satisfied by June 30, 1996.

         In the event of termination of the Merger Agreement by either Bankers or BFAC, the Merger Agreement will become void and there will be no further obligation on the part of Bankers, BFAC or AAC or their respective officers and directors. The Merger Agreement does not provide for the payment of any termination or break-up fee in the event that the transactions contemplated thereby are terminated.

         Subject to applicable law, the Merger Agreement may be amended by the written agreement of Bankers, BFAC and AAC.

REGULATORY MATTERS


         The Company is subject to regulation by the Insurance Commissioner of the State of Georgia (the "Insurance Commission") and is therefore required to comply with certain notice and approval procedures in connection with the Merger, or obtain an applicable exemption therefrom. The Company has MADE THE APPLICABLE FILINGS WITH the Insurance Commission AND EXPECTS TO RECEIVE THE NECESSARY APPROVALS PRIOR TO THE SPECIAL MEETING. Other than the foregoing, the Company is not aware of any approval or other action by any state, federal or foreign governmental, administrative or regulatory agency that is required for the Merger.

ACCOUNTING TREATMENT

         The transactions to be accomplished as a result of the Merger will be accounted for as a purchase transaction.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER


         The Company has been advised by Jones, Day, Reavis & Pogue with respect to certain of the expected federal income tax consequences applicable to shareholders of the Company who receive cash in exchange for their shares of Common Stock pursuant to the Merger or the exercise of dissenters' rights.
This summary discusses only certain tax consequences to United States persons (i.e., citizens or residents of the United States and domestic corporations) who hold shares as capital assets. It does not discuss the tax consequences that might be relevant to shareholders who acquired their shares through the exercise of options or otherwise as compensation. In addition, it does not discuss the tax consequences that might be relevant to shareholders entitled to special treatment under the federal income tax law, such as life insurance companies, tax exempt organizations, S corporations and taxpayers subject to alternative minimum tax. THE EFFECTIVENESS OF THE MERGER IS NOT CONDITIONED UPON THE RECEIPT OF ANY RULING FROM THE INTERNAL REVENUE SERVICE OR ANY OPINION OF COUNSEL AS TO TAX MATTERS. NO SUCH RULING OR OPINION HAS BEEN OR WILL BE SOUGHT.


         The receipt of cash for shares of Common Stock pursuant to the Merger or the exercise of dissenters' rights will be a taxable transaction for federal income tax purposes. A shareholder will recognize taxable gain or loss for federal income tax purposes equal to the difference, if any, between the amount of cash received and such shareholder's tax basis in the shares of Common Stock surrendered in exchange therefor. In general, such gain or loss will be capital gain or loss if such shares of Common Stock are capital assets in the hands of such shareholder at the time of the exchange and will be long-term capital gain or loss if, at the time of the exchange, such shareholder's holding period for the shares of Common Stock is more than one year.

         Under the federal income tax backup withholding rules, unless an exemption applies, the Exchange Agent will be required to withhold, and will withhold, 31% of all cash payments to which a shareholder or other payee is entitled pursuant to the Merger, unless the shareholder or other payee provides a tax identification number (social security number, in the case of an individual, or employer identification number in the case of other Company shareholders) and certifies that such number is correct. Each shareholder, and, if applicable, each other payee, should complete and sign the Substitute Form W-9 which will be included as part of the letter of transmittal to be returned to the Exchange Agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exception exists and is proved in a manner satisfactory to the Exchange Agent. The exceptions provide that certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, however, he or she must submit a signed statement (i.e., Certificate of Foreign Status on Form W-8), attesting to his or her exempt status. Any amounts withheld will be allowed as a credit against the shareholder's federal income tax liability, and, in general, refunded by the Internal Revenue Service if and to the extent that the amounts withheld exceed the shareholder's federal income tax liability assuming that the appropriate procedures are followed.

         The consummation of the Merger is not expected to have any material tax effects on either the Company or AAC.

         THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE MERGER (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

SOURCE OF FUNDS


         Assuming consummation of the Merger, based upon the number of shares of Common Stock outstanding on the Record Date, an aggregate of approximately $1,264,000 will be required to make cash payments to the Unaffiliated Shareholders. The Company estimates that additional expenses of approximately $225,253 will be incurred in connection with the Merger, as follows: (i) SEC filing fees of $253; (ii) estimated legal and accounting fees and expenses of $175,000; (iii) estimated financial advisor fees and expenses of $30,000; (iv) estimated printing and solicitation costs of $15,000; and (v) miscellaneous other costs estimated at $5,000. The source of funds for the foregoing expenses will be the Company's SURPLUS ACCOUNT, and no funds will be borrowed in order to complete the Merger.


DISSENTERS' RIGHTS

                 Set forth below is a summary of the procedures relating to the exercise of dissenters' rights under the GBCC. The following summary does not purport to be a complete statement of the provisions of Article 13 of the GBCC ("Article 13") and is qualified in its entirety by reference to Annex C hereto and to any amendments to such provisions as may be adopted after the date of this Proxy Statement. The provisions for demanding appraisal are complex and must be complied with precisely. Any shareholder intending to dissent from the proposed Merger should consult carefully the text of Annex C and is also advised to consult legal counsel.

                 The GBCC provides dissenters' rights for Bankers shareholders who object to the Merger and meet the requisite statutory requirements contained in Article 13. Under the GBCC, any Bankers shareholder who (i) delivers written notice of his intent to demand payment for his shares if the Merger is consummated and becomes effective, which notice is actually received by the Company before the vote is taken at the Special Meeting and (ii) does not vote his shares at the Special Meeting in favor of the proposal to approve the Merger, shall be entitled, if the Merger is approved and effectuated, to receive payment of the fair value of such shareholder's shares of Common Stock upon compliance with the applicable procedural requirements. The Georgia Supreme Court has stated that "any facts which shed light on the value of the dissenting shareholders' interests are to be considered in arriving at 'fair value'." These factors have included, without limitation, market, earnings or investment, and asset value. Such payment shall be made by the "Surviving Corporation" which, for purposes of this dissenters' rights summary, shall mean Bankers.

                 Any written notice of a Bankers shareholder's intent to demand payment for such shareholder's shares of Common Stock if the Merger is consummated must be received by the Company at: 4370 Peachtree Road, N.E., Atlanta, Georgia 30319, Attn: Corporate Secretary, prior to the shareholder vote at the Special Meeting. A shareholder who votes for the Merger will have no dissenters' rights. A shareholder who does not satisfy each of the aforementioned requirements is not entitled to payment for such shareholder's shares of Common Stock under the dissenters' rights provisions of the GBCC and will be bound by the terms of the Merger Agreement. In the event that a shareholder initially votes his proxy in favor of the Merger and later properly revokes such proxy and does not vote in favor of the Merger at the Special Meeting, such shareholder shall be entitled to exercise dissenters' rights under the GBCC, subject to compliance with the provisions of the GBCC required to perfect such rights.

                 No later than 10 days after the Effective Time, the Surviving Corporation must send a written dissenters' notice to all shareholders who have given written notice and did not vote in favor of the Merger as described above. The dissenters' notice will: (i) state where the payment demand must be sent and where and when certificates for Common Stock ("Dissenting Certificates") must be deposited, (ii) set a date by which the Surviving Corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the dissenters' notice is mailed, and (iii) be accompanied by a copy of Article 13. A shareholder who is sent a dissenters' notice and who wishes to assert dissenters' rights must demand payment and deposit his Dissenting Certificates in accordance with the terms of the notice. Prior to the Effective Time, a shareholder exercising dissenters' rights retains all other rights of a shareholder. From and after the Effective Time, dissenting shareholders will no longer be entitled to any rights of a Company shareholder, including, but not limited to, the right to receive notice of meetings, to vote at any meetings, or to receive dividends, and will only be entitled to such rights or appraisal as provided by the GBCC. If any such holder of Common Stock shall have failed to perfect or shall have effectively withdrawn or lost such right, his shares of Common Stock shall thereupon be deemed to have been converted into the right to receive cash pursuant to the Merger Agreement.

                 Within 10 days of the later of (i) the date the Merger is consummated or (ii) receipt of a payment demand, the Surviving Corporation must offer to pay each dissenting shareholder who complied with the requirements of
Article 13 the amount the Surviving Corporation estimates to be the fair value of such shareholder's shares of Common Stock, plus interest accrued from the Effective Time to the date of payment. The offer of payment must be accompanied by certain financial data relating to the Company, a statement of the Surviving Corporation's estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenting shareholder's right to demand payment under Article 13 and a copy of Article
13. The Surviving Corporation must pay the amount stated in the offer of payment to each dissenting shareholder who agrees in writing to accept such payment in full satisfaction of his demand. If the dissenting shareholder accepts the Surviving Corporation's offer by written notice to the Surviving Corporation within 30 days after the offer is made, or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his shares shall be made within 60 days after the making of the offer or the consummation of the Merger, whichever is later. If the Merger is not effected within 60 days after the date set for demanding payment and depositing Dissenting Certificates, the Surviving Corporation will return the deposited Dissenting Certificates and, if the Merger is subsequently effected, the Surviving Corporation will deliver a new notice and repeat the payment demand procedure.

                 A dissenting shareholder may notify the Surviving Corporation in writing of his own estimate of the fair value of such shares and the amount of any interest due, and demand payment of such estimate if:

                          (i) the dissenting shareholder believes that the amount offered by the Surviving Corporation is less than the fair value of his shares or that any interest due is incorrectly calculated; or

                          (ii) the Surviving Corporation, having failed to take the proposed action, does not return the deposited Dissenting Certificate within 60 days after the date set for demanding payment.

                 A dissenting shareholder waives his right to demand payment under subparagraphs (i) and (ii) above and is deemed to have accepted the Surviving Corporation's offer unless he notifies the Surviving Corporation of his demand in writing within 30 days after the Surviving Corporation offered payment of his shares.

                 If a demand for payment remains unsettled, the Surviving Corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Surviving Corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                 A shareholder of record may assert dissenters' rights as to fewer than all the shares registered in such shareholder's name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of such a partial dissenting shareholder are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.


              ABSENCE OF PUBLIC MARKET FOR COMMON STOCK; DIVIDENDS

TRADING OF THE COMMON STOCK

         There is presently no established public trading market for the Common Stock. The Company, in its capacity as transfer agent, is aware of a limited number of privately negotiated transactions involving the Common Stock. During 1995, the Company, as transfer agent, received notice of twelve separate transactions in which an aggregate of 8,191 shares were purchased at prices ranging from $4.00 per share to $5.00 per share. The most recent transaction was reported to the Company on December 12, 1995, and involved the purchase of 92 shares of Common Stock at a price of $4.00 per share. In addition to those transactions, AAC has from time to time purchased shares directly from shareholders of the Company who have submitted written offers to AAC and specified the price at which they were willing to sell such shares. It is AAC's policy not to solicit offers to sell or make offers to purchase shares of the Common Stock. However, AAC and the Company periodically receive inquiries from shareholders who are seeking a way to sell their shares of Common Stock. When those requests are received, the Company notifies the shareholder in writing (i) that there is no readily apparent market, (ii) that shares of Common Stock are periodically traded in negotiated transactions, and (iii) of the approximate price at which recent sales (regardless of whether such sales involved AAC or not) have been effected. The Company also encourages the shareholder to seek the assistance of a broker/dealer to effect a sale. Finally, the Company advises the shareholder that in the event that he or she is unsuccessful in finding a buyer, then AAC will entertain an offer to purchase the stock, provided that such an offer states a price at which the shareholder is willing to sell the shares.

         When AAC receives written offers from shareholders of the Company, AAC makes a determination as to whether to accept the offer at the requested price. It is AAC's policy not to attempt to dictate the price for the transaction or to submit counter-offers with respect to the price. If the price requested is not acceptable, AAC would reject the offer. AAC has been willing to engage in this type of private transaction in order to provide the public shareholders with a source of liquidity for the Common Stock, given that there is no established public trading market.

         Since January 1, 1994, AAC has made the following purchases on the dates indicated:

                                  Number of           Price per
                  Date             Shares               Share
                  ----           ----------           ---------
                1/12/94                294            $5.00
                2/11/94                 55             5.00
                 6/1/94                 33             5.00
                11/7/94                832             5.00
                12/7/94                164             5.00
                 2/7/95              1,803             5.00
                2/16/95              1,377             5.00
                 4/3/95                 57             5.00
                4/14/95                128             5.00
                 5/9/95              2,743             5.75
                5/19/95                 78             5.00
                5/31/95                385             5.00
                6/27/95                453             5.00
                8/01/95                215             5.00




         The average purchase price paid by AAC for each quarterly period since January 1, 1994 was $5.00 per share, except for the second quarter of 1995 in which such price was $5.54 per share. Neither AAC nor the Company has any information as to how the price that is paid for shares of Common Stock in transactions that do not involve AAC is established or why it has remained relatively stagnant. During 1995, the average price paid in such transactions was $4.54 per share. Neither AAC nor the Company is aware of any trends or other factors that may impact how those prices are determined, although management believes that the absence of any established trading market and the fact that AAC holds approximately 93% of the outstanding shares of Common Stock may have some effect thereon.

DIVIDENDS

         In accordance with the Insurance Code of the State of Georgia, dividend payments are limited to accumulated statutory earnings of the Company, which were $6.0 million at September 30, 1995. The Company paid cash dividends of $.30 per share in 1995 and did not pay cash dividends in 1994.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of January 5, 1996 regarding the beneficial ownership of Common Stock of the Company and of AAC by
(i) each person known by the Company to own 5% or more of the outstanding shares of the Company's Common Stock, (ii) each Director of the Company, (iii) the executive officers of the Company whose total annual compensation exceeded $100,000, and (iv) by all Directors and executive officers as a group.


                                         Company Common Stock                         AAC Common Stock
                                         --------------------                         ----------------
 Name of Beneficial Owner          Number of Shares        Percent           Number of Shares          Percent
 ------------------------          ----------------        -------           ----------------          -------
 Atlantic American
 CORPORATION/BF ACQUISITION
 Corporation                          2,784,924              93.2%                N/A                      N/A

 J. Mack Robinson                         --                  --             13,733,444 (1)              70.19%

 Eugene Choate                            --                  --                 42,190 (2)                 *

 Hilton H. Howell, Jr.                    --                  --                 90,842 (3)                 *

 John W. Hancock                          --                  --                 33,138 (4)                 *

 Samuel E. Hudgins                        --                  --                  3,750                     *

 E.F. Mauldin                             --                  --                  --                        --

 F.C. Parker, Jr.                         --                  --                  --                        --

 Dom H. Wyant                             --                  --                  --                        --

 Directors and Executive                  --                  --             14,129,628 (5)               71.64%
 Officers as a group



*        Represents less than 1%.

(1) As of January 5, 1996, the only persons who owned of record or were known to own beneficially as much as 5% of the outstanding voting securities of AAC were J. Mack Robinson, his wife Harriett J. Robinson, and certain of their affiliates, who owned an aggregate of approximately 70.19% of the voting securities of AAC. Mr. J. Mack Robinson beneficially owned 13,733,444 shares of AAC common stock (70.19% of class), which includes 3,381,202 shares owned by Gulf Capital Services, Ltd., 4370 Peachtree Road, N.E., Atlanta, Georgia 30319; 936,702 shares owned by Delta Life Insurance Company; and 294,000 shares owned by Delta Fire & Casualty Company; all of which are companies controlled by Mr. Robinson; 50,000 shares subject to presently exercisable options held by Mr. Robinson; and 88,026 shares issuable pursuant to convertible notes and 250,751 shares issuable pursuant to convertible preferred stock which is owned beneficially by Mr. Robinson, and 828 shares held pursuant to AAC's 401(k) plan. Also includes all shares held by Mr. Robinson's wife, Harriett J. Robinson, who beneficially owned 8,044,691 shares of AAC common stock (41.95% of class), which includes 7,536,793 shares of common stock and 501,500 shares issuable pursuant to convertible preferred stock held by Mrs. Robinson as trustee for her children, as to which she disclaims beneficial ownership, and 6,398 shares issuable pursuant to convertible notes.

(2) Includes 27,500 shares subject to presently exercisable options and 1,190 shares held pursuant to AAC's 401(k) plan.

(3) Includes 80,000 shares subject to presently exercisable options and 2,917 shares held pursuant to AAC's 401(k) plan. Also includes 1,025 shares held by Mr. Howell's wife, as to which he disclaims beneficial ownership.

(4) Includes 27,500 shares subject to presently exercisable options and 5,638 shares held pursuant to AAC's 401(k) plan.

(5) Includes 185,000 shares subject to presently exercisable options, shares issuable upon conversion of convertible securities described in note
(1), and 10,573 shares held pursuant to AAC's 401(k) plan.



                            SELECTED FINANCIAL DATA

         The following table sets forth selected historical financial information for the Company for each of the five years in the five-year period ended December 31, 1994 and for the nine months ended September 30, 1995 and 1994. The following financial information should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Form 10-K delivered herewith and incorporated herein by reference. The interim unaudited information for the Company for the nine months ended September 30, 1995 and 1994 reflect, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the information provided for such interim periods. The results of operations for such interim periods are not necessarily indicative of results that may be expected for any other interim period or for the year as a whole.

                                                                                                               NINE MONTHS ENDED
                                                                YEAR ENDED DECEMBER 31,                          SEPTEMBER 30,
                                             -------------------------------------------------------------      ---------------

                                                                         --
                                                  1994         1993         1992         1991         1990       1995         1994
                                                  ----         ----         ----         ----         ----       ----         ----
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
 STATEMENT OF OPERATIONS DATA:
    Insurance premiums . . . . . . . . . .    $ 11,947     $ 11,219     $ 11,630     $ 12,646     $ 14,864   $  8,193     $  8,514
     Investment income . . . . . . . . . .       2,243        2,180        2,599        2,820        4,031      1,775        1,609
    Realized investment gains (losses) . .         206           62        1,640      (2,874)        (513)        387          206
                                              --------     --------     --------     --------     --------   --------     --------
      Total revenue  . . . . . . . . . . .      14,396       13,461       15,869       12,592       18,382     10,355       10,329
                                              --------     --------     --------     --------     --------   --------     --------
    Insurance benefits and losses
      incurred . . . . . . . . . . . . . .       7,245        6,753        7,770        7,588        8,403      4,351        5,606
    Commissions and underwriting
      expenses . . . . . . . . . . . . . .       6,251        5,586        6,181        7,277        9,133      5,087        4,269
    Other  . . . . . . . . . . . . . . . .           -            -         (320)           -          714          -            -
                                              --------     --------     --------     --------     --------   --------     --------

       Total benefits and expenses . . . .      13,496       12,339       13,631       14,865       18,250      9,438        9,875
                                              --------     --------     --------     --------     --------   --------     --------
    Income (loss) before tax provision,
      extraordinary item and cumulative
      effect of change in accounting
      principle  . . . . . . . . . . . . .         900        1,122        2,238      (2,273)          132        917          454

    (Provision) credit for income
      taxes  . . . . . . . . . . . . . . .       (184)        (291)        (646)            -                     217         (63)
                                              --------     --------     --------     --------     --------   --------     --------
                                                                                                         -
                                                                                                         -
    Income (loss) before extraordinary
      item and cumulative effect of
      change in accounting principle . . .         716          831        1,592      (2,273)          132      1,134          391
    Extraordinary item - utilization of
    tax operating loss carry forward . . .           -            -          646            -            -                       -
                                              --------     --------     --------     --------     --------   --------     --------
    Income (loss) before cumulative
      effect of change in accounting
      principle  . . . . . . . . . . . . .         716          831        2,238      (2,273)          132      1,134          391
    Cumulative effect of change
      in accounting principle for
      income taxes . . . . . . . . . . . .           -        6,114            -            -            -                       -
                                              --------     --------     --------     --------     --------   --------     --------
        Net income (loss)  . . . . . . . .    $    716     $  6,945     $  2,238     $(2,273)     $    132   $  1,134     $    391
                                              ========     ========     ========     ========     ========   ========     ========

    Shares of common stock
      outstanding  . . . . . . . . . . . .       2,987        2,987        2,987        2,987        2,987      2,987        2,987
                                              ========     ========     ========     ========     ========   ========     ========
    Income (loss) per share before
      extraordinary item and cumulative
      effect of change in accounting
      principle  . . . . . . . . . . . . .    $    .24     $    .28     $    .53     $  (.76)     $    .04   $    .38     $    .13
    Extraordinary item . . . . . . . . . .           -            -          .22            -            -          -            -
    Cumulative effect of change in
      accounting principle for
      income taxes . . . . . . . . . . . .           -         2.04            -            -            -          -            -
                                              --------     --------     --------     --------     --------   --------     --------

        Net income (loss) per share  . . .    $    .24     $   2.32     $    .75     $  (.76)     $    .04   $    .38     $    .13
                                              ========     ========     ========     ========     ========   ========     ========

    Dividends paid per share . . . . . . .          -      $    .35     $    .30     $    .35     $    .35   $    .30           -
                                              ========     ========     ========     ========     ========   ========     ========

 BALANCE SHEET DATA:
 Total assets  . . . . . . . . . . . . . .    $ 43,895     $ 44,940     $ 45,202     $ 44,920      $48,830   $ 47,722     $ 43,342
                                              ========     ========     ========     ========     ========   ========     ========

 Liabilities and shareholders' equity:
    Total liabilities  . . . . . . . . . .    $ 24,745     $ 24,542     $ 31,067     $ 32,366      $34,759   $ 25,979     $ 23,719
    Total shareholders' equity . . . . . .      19,150       20,398       14,135       12,554       14,071     21,743     $ 19,623
                                               -------      -------      -------      -------      -------    -------      -------
      Total liabilities and shareholders'
        equity . . . . . . . . . . . . . .    $ 43,895     $ 44,940     $ 45,202     $ 44,920      $48,830   $ 47,722     $ 43,342
                                              ========     ========     ========     ========     ========   ========     ========

                              RECENT DEVELOPMENTS

         ALTHOUGH THE AUDIT OF THE FINANCIAL STATEMENTS FOR THE COMPANY'S 1995 FISCAL YEAR HAS NOT YET BEEN COMPLETED, THE COMPANY EXPECTS TO REPORT TOTAL REVENUE OF APPROXIMATELY $14,063,000, NET INCOME OF APPROXIMATELY $1,154,000 AND NET INCOME PER SHARE OF $.39, FOR THE YEAR ENDED DECEMBER 31, 1995. THIS COMPARES TO TOTAL REVENUE OF APPROXIMATELY $14,396,000, NET INCOME OF APPROXIMATELY $716,000 AND NET INCOME PER SHARE OF $.24 FOR 1994. THE DECREASE IN TOTAL REVENUE IS PRINCIPALLY DUE TO A REDUCTION IN PREMIUM REVENUE OF APPROXIMATELY $1,000,000, WHICH WAS PARTIALLY OFFSET BY AN INCREASE IN INVESTMENT INCOME AND REALIZED INVESTMENT GAINS. THE DECREASE IN PREMIUM REVENUE IS ATTRIBUTABLE PRIMARILY TO THE DECREASE IN ACCIDENT AND HEALTH PREMIUMS, WHICH IS CONSISTENT WITH MANAGEMENT'S PLANS TO DIVERSIFY THE COMPANY'S PREMIUM BASE. THE COMPANY ESTIMATES INSURANCE BENEFITS AND LOSSES OF APPROXIMATELY $5,700,000 FOR 1995, WHICH REPRESENTS A DECREASE FROM THE PRIOR YEAR ($7,200,000). THIS DECREASE IN EXPENSES IS EXPECTED TO BE PARTIALLY OFFSET BY AN INCREASE IN COMMISSIONS AND UNDERWRITING EXPENSES, WHICH THE COMPANY ESTIMATES WILL BE APPROXIMATELY $7,100,000 FOR 1995, REPRESENTING AN INCREASE FROM THE PRIOR YEAR ($6,300,000). THE INCREASE IN COMMISSIONS AND UNDERWRITING EXPENSES IS PRINCIPALLY DUE TO AN INCREASE OF APPROXIMATELY $400,000 IN UNDERWRITING EXPENSES AND AN INCREASE OF APPROXIMATELY $600,000 OF AMORTIZATION OF DEFERRED ACQUISITION COSTS, OFFSET BY A DECREASE IN COMMISSIONS.



                                    EXPERTS

         The audited financial statements and the related financial statement schedule of the Company incorporated by reference in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Bankers Board knows of no matters other than those stated herein which are to be brought before the Special Meeting, and under the GBCC only business within the purposes of the Special Meeting as described in the notice thereof may be conducted at the Special Meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the accompanying proxy to vote thereon in accordance with their judgment.

                              INDEPENDENT AUDITORS

         Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Special Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the company may present proper proposals for inclusion in the Company's proxy statement. Assuming consummation of the Merger, no annual meeting will be held in 1996. In the event that shareholder approval of the Merger is not obtained, an annual meeting will be held no later than May 31, 1996. Proposals by shareholders intended to be presented at the 1996 annual meeting must have been forwarded in writing and received at the principal executive office of the company not later than December 8, 1995 directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement for the 1996 annual meeting of shareholders. No such proposals were received by the Company.

                                                                      SCHEDULE I

                         CERTAIN INFORMATION CONCERNING
                                BANKERS AND AAC


         The following tables set forth the name, business address, principal occupation or employment at the present time and during the last five years and the name, principal business or other organization in which such occupation or employment is or was conducted, of the executive officers and directors of AAC and Bankers. Unless otherwise indicated, all occupations, offices or positions of employment listed opposite an individual's name were held by such individual in the course of the last five years. Unless otherwise indicated, the business address of each individual listed below is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319. All persons listed below are citizens of the United States of America. None of the persons listed below owns any shares of Common Stock.

DIRECTORS AND EXECUTIVE OFFICERS OF BANKERS



                                                     Present Principal Occupation or
                                                     Employment and Five-Year Employment
 Name and Business Address                           History
 -------------------------                           -----------------------------------
 J. Mack Robinson                                    Mr. Robinson is Chairman of the Board of Directors of
                                                     Bankers. *

  Eugene Choate                                      Mr. Choate is President and a Director of Bankers. *

  Hilton H. Howell, Jr.                              Mr. Howell has served as Executive Vice President and a
                                                     Director of Bankers since October 1992. *

 Samuel E. Hudgins                                   Mr. Hudgins is a Director of Bankers. *
 3100 Cumberland Circle, N.W.
 Suite 1525
 Atlanta, Georgia 30339

 Edward F. Mauldin                                   Mr. Mauldin is a Director of Bankers and Chairman of the
 210 South Pine Street                               Board of Bank Independent, Sheffield, Alabama.
 Florence, Alabama 35630

 Frank C. Parker, Jr.                                Mr. Parker is a Director of Bankers and Owner, Parker
 215 South Main Street                               Apartments, Statesboro, Georgia.
 Statesboro, Georgia 30459

 Dom H. Wyant                                        Mr. Wyant is a Director of Bankers.*
 3500 One Peachtree Center
 303 Peachtree Street
 Atlanta, Georgia 30308

 John W. Hancock                                     Mr. Hancock has served Bankers as Senior Vice President and
                                                     Treasurer since September 1993.  Prior thereto, he served as
                                                     Vice President and Treasurer. *


*  Additional biographical information included below.


DIRECTORS AND EXECUTIVE OFFICERS OF AAC




                                                   Present Principal Occupation or
                                                   Employment and Five-Year Employment
 Name and Business Address                         History
 -------------------------                         ------------------------------------
 J. Mack Robinson                                  Mr. Robinson is Chairman of the Board of Directors of AAC.  He
                                                   served as President and CEO of AAC from September 1988 to May
                                                   1995.  He is Chairman of the Board of Atlantic American Life
                                                   Insurance Company, Georgia Casualty & Surety Company and Leath
                                                   Furniture, Inc., subsidiaries of AAC.  In addition, Mr.
                                                   Robinson is Chairman of the Board of Bull Run Corporation, a
                                                   Director of Gray Communications Systems, Inc., the General
                                                   Partner of Gulf Capital Services, Ltd. and the Chairman and
                                                   President of Delta Life Insurance Company and Delta Fire &
                                                   Casualty Insurance Company.

 Hilton H. Howell, Jr.                             Mr. Howell has served as a Director of AAC since October 1992 and President and CEO of AAC since May 1995.  Prior thereto, he served as Executive Vice President of AAC since October
                                                   1992.  In addition, he has been Executive Vice President of
                                                   Delta Life Insurance Company and Delta Fire & Casualty Company
                                                   since March 1994.  Prior thereto, he was Vice President and
                                                   General Counsel of Delta Life Insurance Company since November
                                                   1991.  Prior thereto, he was an attorney with Liddell, Sapp,
                                                   Zivley, Hill and LaBoon.

 Samuel E. Hudgins                                 Mr. Hudgins is a Director of AAC and has been a Partner in
                                                   Percival, Hudgins & Company, Inc. (and its predecessor),
                                                   investment bankers, since April 1992 and an independent
                                                   consultant prior thereto.  He has also served as Vice Chairman and Secretary of Leath Furniture, Inc. since April 1991.  He is a Director of The Biltmore Funds (12 funds) and The
                                                   Biltmore Municipal Funds (3 funds) advised by Wachovia
                                                   Investment Management Group.

 D. Raymond Riddle                                 Mr. Riddle is a Director of AAC.  He served as the Chairman
 191 Peachtree Street, N.W.                        and CEO of National Service Industries, Inc., a diversified
 21st Floor                                        holding company, from September  1994 until his retirement in
 Atlanta, Georgia 30303                            February 1996.  Prior thereto, he served as the President and
                                                   CEO of National Service Industries, Inc. since January  1993.
                                                   Prior thereto, he was President of Wachovia Bank of Georgia,
                                                   N.A., the President of Wachovia Corporation of Georgia and
                                                   Executive Vice President of Wachovia Corporation.  He is a
                                                   Director of National Service Industries, Inc., Atlanta Gas
                                                   Light Company, Equifax Inc., Munich American Reassurance
                                                   Company, Wachovia Bank of Georgia and Vista Resources.

 Harriett J. Robinson                              Mrs. Robinson is a Director of AAC, AND THE WIFE OF J. MACK
                                                   ROBINSON.

  SCOTT G. THOMPSON                                Mr.  THOMPSON HAS SERVED AS A DIRECTOR OF AAC SINCE FEBRUARY
 BUILDING 400, 8TH FLOOR                           1996.  SINCE 1987, HE HAS SERVED AS PRESIDENT AND A DIRECTOR
 3715 NORTHSIDE PARKWAY                            OF AMERICAN SOUTHERN INSURANCE COMPANY, WHICH WAS ACQUIRED BY
 Atlanta, Georgia  30327                           AAC ON DECEMBER 31, 1995.


 Charles B. West                                   Mr. West is a Director of AAC and is Chairman of West Lumber
 1100 Circle 75 Parkway                            Company, and he also serves in various capacities for a number
 Suite 760                                         of its related businesses.
 Atlanta, Georgia 30339

 William H. Whaley, M.D.                           Dr. Whaley has served as a Director of AAC since October 1992
 3250 Howell Mill Road, N.W.                       and is a physician in private practice.
 Suite 305
 Atlanta, Georgia 30327

 Dom H. Wyant                                      Mr. Wyant is a Director of AAC and is Of Counsel to the law
 3500 One Peachtree Center                         firm of Jones, Day, Reavis & Pogue.  Prior to January  1995,
 303 Peachtree Street                              he was a partner in Jones, Day, Reavis & Pogue.  Mr. Wyant
 Atlanta, Georgia 30308                            also serves as a director of Thomaston Mills, Inc.

 John W. Hancock                                   Mr. Hancock has served as Senior Vice President and Treasurer of AAC and Atlantic American Life Insurance Company since
                                                   November 1993.  Prior thereto, he served as Vice President and
                                                   Treasurer of AAC and Atlantic American Life Insurance Company.

 Eugene Choate                                     Mr. Choate is President of Atlantic American Life Insurance
                                                   Company, a wholly-owned subsidiary of AAC.

 Ronald D. Phillips                                Mr. Phillips is President of Leath Furniture, Inc., an 83%-
                                                   owned subsidiary of AAC.

                                                                         ANNEX A



                              AGREEMENT OF MERGER

         THIS AGREEMENT OF MERGER (this "Agreement"), made this 5th day of January, 1995, by and among ATLANTIC AMERICAN CORPORATION, a Georgia corporation ("Parent"), BF ACQUISITION CORPORATION, a Georgia corporation and a wholly owned subsidiary of Parent ("BFAC"), and BANKERS FIDELITY LIFE INSURANCE COMPANY, a Georgia corporation and 93.23% subsidiary of BFAC ("Bankers").

                              W I T N E S S E T H:

         WHEREAS, Parent is the sole shareholder of BFAC, and in connection with the formation of BFAC transferred to BFAC all of the shares of capital stock of Bankers that Parent had owned, such that BFAC now owns 93.23% of the outstanding capital stock of Bankers;

         WHEREAS, Parent proposes to acquire the entire equity interest in Bankers upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Boards of Directors of Bankers and BFAC deem it advisable and in the best interests of their respective shareholders that BFAC merge with and into Bankers, and, on or prior to the date hereof, such Boards of Directors have approved such merger upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                             ARTICLE I.  THE MERGER

            1.1 Terms and Effects of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of Section 14-2-1101 of the Georgia Business Corporation Code (the "GBCC"), at the Effective Time (as defined hereinbelow) BFAC shall be merged with and into Bankers (the "Merger"). Following the Merger, Bankers shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of BFAC shall cease. The Merger shall have the effects set forth in the GBCC.

            1.2 Effective Time. The Merger shall become effective when both (i) this Agreement shall be adopted and approved by the respective shareholders of Bankers and BFAC in accordance with the applicable provisions of the GBCC and (ii) Articles of Merger (the "Articles of Merger"), executed in accordance with the relevant provisions of the GBCC, are filed with the Secretary of State of the State of Georgia, or such later date and time as may be specified in the Articles of Merger (the time the Merger becomes effective being referred to as the "Effective Time"). Such filing shall be made as soon as practicable after the satisfaction or waiver of the conditions set forth in Article V hereof.


                 ARTICLE II.  SURVIVING AND PARENT CORPORATIONS

            2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of Bankers as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and of the GBCC. The Bylaws of Bankers as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and of the GBCC.

            2.2 Directors. The directors of Bankers immediately prior to the Effective Time shall be the directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

            2.3 Officers. The officers of Bankers immediately prior to the Effective Time shall be the officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

            2.4 Further Action. If, at any time after the Effective Time, Parent shall consider that any further deeds, assignments, conveyances, agreements, documents, instruments or assurances in law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of BFAC or Bankers by reason of, or as a result of, the Merger, or otherwise to carry out the provisions of this Agreement, the board of directors and officers of BFAC or Bankers, as the case may be, last in office shall execute and deliver, upon Parent's reasonable request, any instruments or assurances in law, and do all other things necessary or proper to vest, perfect, confirm or record title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

                       ARTICLE III.  CONVERSION OF SHARES

            3.1         Conversion of Bankers Shares in the Merger.

                        (A) Each share of common stock, $1.00 par value, of Bankers (a "Bankers Share") issued and outstanding immediately prior to the Effective Time (other than outstanding Bankers Shares held by BFAC and other than Dissenting Shares (as defined below)), shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $6.25 in cash (the "Merger Consideration"), payable to the holder thereof, without interest thereon, upon the surrender of the certificate formerly representing such outstanding Bankers Share.

                        (B) Each Bankers Share held in the treasury of Bankers and each outstanding Bankers Share held by BFAC immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

            3.2 Conversion of BFAC Shares in the Merger. Each share of BFAC common stock, $1.00 par value (a "BFAC Share"), issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of common stock of the Surviving Corporation, which shares thereafter will constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.

            3.3         Delivery of Merger Consideration.

                        3.3.1.         Exchange Agent; Surrender of
Certificates and Payment. The Surviving Corporation or an agent designated by the Surviving Corporation will act as exchange agent in connection with the Merger (the "Exchange Agent"). Promptly after the Effective Time, the Exchange Agent shall mail to each record holder (as of the Effective Time) of an outstanding certificate or certificates that immediately prior to the Effective Time represented outstanding Bankers Shares to be converted into the right to receive the Merger Consideration pursuant to Section 3.1(A) hereof, (the "Certificates"), a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the

Certificates for payment therefor. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If payment is to be made to a person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. From and after the Effective Time, each holder of a Certificate shall cease to have any right as a shareholder of Bankers and, until surrendered in accordance with the provisions of this Section 3.3, each Certificate (other than Certificates representing Dissenting Shares) shall represent for all purposes only the right to receive the Merger Consideration, without any interest thereon.

                        3.3.2. Transfers After Effective Time. After the Effective Time, there shall be no transfers on the stock transfer books of Bankers of the Bankers Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing Bankers Shares that were outstanding immediately prior to the Effective Time are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Section 3.3.

            3.4 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, Bankers Shares that are issued and outstanding immediately prior to the Effective Time and that are held by shareholders who have complied with the procedures for appraisal set forth in the GBCC (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the GBCC. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his, her or its outstanding Bankers Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon.


                       ARTICLE IV.  ADDITIONAL AGREEMENTS

            4.1 Proxy Statement. As promptly as practicable, Bankers shall prepare and file a Rule 13e-3 Transaction Statement on Schedule 13E-3 in accordance with the Securities Exchange Act of 1934, as amended (together with the rules and regulations related thereto referred to as the "Exchange Act"), and Bankers shall prepare a preliminary proxy statement relating to the Merger (the "Proxy Statement") on Schedule 14A in accordance with the Exchange Act. Bankers shall use its reasonable best efforts to respond to any comments that the Securities and Exchange Commission (the "SEC") may have to such documents and to cause such documents to be mailed to Bankers' shareholders at the earliest practicable time.

            4.2 Shareholders' Meeting. Bankers shall promptly take such action as may be appropriate to obtain approval by the holders of the Bankers Shares of this Agreement and the transactions contemplated hereby, and shall use its best efforts to obtain such shareholder approval and adoption of this Agreement and the transactions contemplated hereby as soon as practicable following the date upon which the Proxy Statement is cleared by the SEC.

            4.3 Filing of Articles of Merger. Upon the terms and subject to the conditions hereof, as soon as practicable following the satisfaction or waiver of the conditions set forth in Article V hereof, Bankers and BFAC shall execute and file the Articles of Merger referred to in Section
1.1.2 in the manner required by the GBCC and the parties hereto shall take all such other and further actions as may be required by law to make the Merger effective.

            4.4 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

            4.5 Consents and Approvals. The parties shall use their reasonable best efforts (without requiring the payment of money) to obtain the waiver, consent and approval of all persons whose waiver, consent or approval
(i) is required in order to consummate the transactions contemplated by this Agreement (including, but not limited to, any required approvals from the Office of the Insurance Commissioner of the State of Georgia) or (ii) is required by any agreement, lease, instrument, arrangement, judgment, decree, order or license to which Bankers is a party or subject on the Effective Time and (a) that would prohibit or require the waiver, consent or approval of any person to such transactions or (b) under which, without such waiver, consent or approval, such transactions would constitute an occurrence of default under the provisions thereof, result in the acceleration of any obligation thereunder or give rise to a right of any party thereto to terminate its obligations thereunder.


                 ARTICLE V.  CONDITIONS PRECEDENT TO RESPECTIVE
                             OBLIGATIONS OF THE PARTIES

                        The obligations of Bankers and BFAC to consummate, or cause to be consummated, the Merger shall be contingent upon and subject to the satisfaction, at or before the Effective Time, of each and every one of the following conditions, any one or more of which may be waived in writing by such parties.

            5.1 Actions of Governmental Authorities. There shall not have been instituted or pending any action, proceeding, application, claim or counterclaim by any government or governmental authority or agency, domestic or foreign, and neither Bankers nor BFAC shall have been notified by any such government, governmental authority or agency (or a representative thereof) of its present intention to commence, or recommend the commencement of, such an action or proceeding, that restrains or prohibits or seeks to restrain or prohibit the making or consummation of the Merger or restrains or prohibits or seeks to restrain or prohibit the performance of this Agreement.

            5.2 Legal Approvals. The execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been approved by all regulatory authorities whose approvals are required by law.

            5.3 Shareholder Approval. This Agreement and the Merger shall have been adopted and approved by the affirmative vote or written consent of the holders of the outstanding Bankers Shares by the vote or written consent required by, and in accordance with, the GBCC.

            5.4 Clearance of Proxy Statement. The Proxy Statement shall have been cleared by the SEC for dissemination to the Company's shareholders.

            5.5 Consummation. The consummation of the transactions contemplated by this Agreement shall have occurred on or before June 30, 1996.


                 ARTICLE VI.  TERMINATION, AMENDMENT AND WAIVER

            6.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of the Company, unilaterally by Parent or Bankers for any reason, including, without limitation, if any condition to the obligations of that party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied prior to June 30, 1996.

            6.2 Effect of Termination. In the event of termination of this Agreement by either Parent or Bankers, as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no further obligation on the part of either Bankers, Parent, BFAC or their respective officers or directors (except as set forth in this Section 6.2 and in Section 4.4 which shall survive such termination). Nothing in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

            6.3 Amendment. This Agreement may only be amended by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.

            6.4 Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto and (ii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.


                        ARTICLE VII.  GENERAL PROVISIONS

    7.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, mailed by certified mail, return receipt requested, first class postage prepaid, sent by Federal Express or similar overnight delivery service with receipt acknowledged, or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


                        7.1.1.         If to Parent or BFAC:

                                       Atlantic American Corporation
                                       4370 Peachtree Road, N.E.
                                       Atlanta, Georgia 30319
                                       Attn:  Hilton H. Howell, Jr.

                                       and to:

                                       Jones, Day, Reavis & Pogue
                                       3500 One Peachtree Center
                                       303 Peachtree Street, N.E.
                                       Atlanta, Georgia 30308
                                       Attn:  Dom H. Wyant, Esq.

                        7.1.2.         If to Bankers:

                                       Bankers Fidelity Life Insurance
                                        Company
                                       4370 Peachtree Road, N.E.
                                       Atlanta, Georgia 30319
                                       Attn:  Eugene Choate
                                       and to the Special Committee of the
                                       Board of Directors of Bankers:

                                       c/o Cashin, Morton & Mullins
                                       Two Midtown Plaza, Suite 1900
                                       1360 Peachtree Street, N.E.
                                       Atlanta, Georgia  30309
                                       Attention:  D. Tully Hazell, Esq.

                        7.1.3. If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if delivered by mail or by overnight delivery service, the date on which such notice, request, instruction or document is received shall be the date of delivery. In the event any such notice, request, instruction or document is mailed or shipped by overnight delivery service to a party in accordance with this Section 7.1 and is returned to the sender as nondeliverable, then such notice, request, instruction or document shall be deemed to have been delivered or received on the fifth day following the deposit of such notice, request, instruction or document in the United States mails or the delivery to the overnight delivery service.

            7.2 Further Assurances. Each party covenants that at any time, and from time to time, after the Effective Time, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

            7.3 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

            7.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

            7.5 Headings. The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

            7.6 Entire Agreement. This Agreement and all agreements referenced specifically in this Agreement and executed as required by this Agreement constitute the entire agreement among the parties hereto and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto relating to the transactions contemplated hereby or the subject matter herein.

Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

            7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

            7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            7.9 Pronouns. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

            7.10 Time of Essence. Time is of the essence in this Agreement.

            IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be executed on its behalf, all on the day and year first above written.

                                    "BANKERS"

                                    BANKERS FIDELITY LIFE INSURANCE
                                     COMPANY



                                    By:/s/ Eugene Choate
                                       ---------------------------------
                                       Title: President


                                    "BFAC"

                                    BF ACQUISITION CORPORATION



                                    By:/s/ Hilton Howell
                                       -------------------------------------
                                       Title: President


                                    "PARENT"

                                    ATLANTIC AMERICAN CORPORATION


                                    By:/s/ Hilton Howell
                                       -------------------------------------
                                        Title: President and
                                                   Chief Executive Officer

                                                                         ANNEX B






                                 MARCH 4, 1996




Special Committee of The Board of Directors
Bankers Fidelity Life Insurance Company
4370 Peachtree Road, N.E.
Atlanta, Georgia 30319

Gentlemen:

         You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Bankers Fidelity Life Insurance Company ("Bankers Fidelity" or the "Company") other than BF Acquisition Corporation ("BFAC") (such shareholders being collectively referred to herein as the "Unaffiliated Shareholders") of the consideration to be received by such Unaffiliated Shareholders in the proposed merger (the "Merger") of BFAC with and into the Company in accordance with the Agreement of Merger, dated January 5, 1996 (the "Merger Agreement"), by and among Atlantic American Corporation, BFAC, and the Company. The terms and conditions of the Merger are more fully set forth in the Merger Agreement. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement.

         J.C. Bradford & Co., as part of its investment banking business, engages in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate, and other purposes. We have acted as financial advisor to the Special Committee of the Board of Directors of Bankers Fidelity in connection with the proposed Merger and will receive a fee from Bankers Fidelity for our services.



         In conducting our analysis and arriving at our opinion, we have considered such financial and other INFORMATION as we deemed appropriate and feasible under the circumstances including, among other things, the following: (i) the Merger Agreement and the Proxy Statement of Bankers Fidelity, dated MARCH 4, 1996, relating to the Merger; (ii) the historical and current financial position and results of operations of Bankers Fidelity; (iii) certain internal financial analyses and forecasts of Bankers Fidelity for the years beginning January 1, 1995 and ending December 31, 1998, prepared for Bankers Fidelity by its senior management; (iv) certain financial and securities data of certain other companies, the securities of which are publicly traded, that we believed to be comparable to Bankers Fidelity; (v) prices and premiums paid in certain other acquisitions and transactions that we believed to be relevant; (vi) reported price and trading activity for the Common Stock; and (vii) such other financial studies, analyses, and
investigations as we deemed appropriate for purposes of   OUR opinion.  We also
have held discussions with members of the senior management of Bankers Fidelity regarding the past and current business operations, financial condition, and future prospects of the Company.

         We have taken into account our assessment of general economic, market, and financial and other conditions and our experience in other transactions, as well as our experience in securities valuation and our knowledge of the insurance industry generally. Our opinion is necessarily based upon the information made available to us and conditions as they exist and can be evaluated as of the date hereof.


         We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of our opinion and have not assumed any responsibility for, nor undertaken an independent verification of, such information. With respect to the internal financial analyses and forecasts supplied to us, we have assumed that such analyses and forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of Bankers Fidelity's senior management as to the recent and likely future performance of Bankers Fidelity. Accordingly, we express no opinion with respect to such analyses or forecasts or the assumptions on which they are based. We were not asked to consider and our opinion does not address the relative merits of the proposed Merger as compared to any alternative business strategies that might exist for Bankers Fidelity or the effect of any other transactions in which Bankers Fidelity might engage. Furthermore, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company and have not been furnished with any such evaluation or appraisal.



         Based upon and subject to the foregoing, and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the MERGER CONSIDERATION to be received by the Unaffiliated Shareholders in the proposed Merger is fair to the Unaffiliated Shareholders from a financial point of view.


                               Very truly yours,




                              J.C. BRADFORD & CO.

                                                                         ANNEX C


                         DISSENTERS' RIGHTS PROVISIONS
                    OF THE GEORGIA BUSINESS CORPORATION CODE

14-2-1301.  DEFINITIONS.

         As used in this article, the term:

                 (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

                 (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

                 (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

                 (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2- 1327.

                 (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

                 (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

                 (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

                 (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302.  RIGHT TO DISSENT.

         (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                 (1) Consummation of a plan of merger to which the corporation is a party:

                           (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

                           (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

                 (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                 (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

                 (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

         (A)    Alters or abolishes a preferential right of the shares;

                           (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                           (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                           (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

                           (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

                           (F) Cancels, redeems, or repurchases all or part of the shares of the class; or

                 (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

         (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

                 (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

                 (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

14-2-1320.   NOTICE OF DISSENTERS' RIGHTS.

         (a) If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         (b)     If corporate action creating dissenters' rights under Code
Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.

14-2-1321.  NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

                 (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                 (2) Must not vote his shares in favor of the proposed action.

         (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.

14-2-1322.  DISSENTERS' NOTICE.

         (a) If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

         (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

                 (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

                 (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                 (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

                 (4)       Be accompanied by a copy of this article.

14-2-1323.  DUTY TO DEMAND PAYMENT.

         (a) A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

         (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

         (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

14-2-1324.  SHARE RESTRICTIONS.

         (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code
Section 14-2- 1326.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325.  OFFER OF PAYMENT.

         (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

         (b)     The offer of payment must be accompanied by:

                 (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                 (2) A statement of the corporation's estimate of the fair value of the shares;

                 (3)       An explanation of how the interest was calculated;

                 (4) A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

                 (5)       A copy of this article.

         (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326.  FAILURE TO TAKE ACTION.

         (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.

14-2-1327.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR
             OFFER.

         (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

                 (1) The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

                 (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

         (b) A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

         (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

                 (1) The shareholder may demand the information required under subsection (b) of Code Section 14- 2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

                 (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

14-2-1330.  COURT ACTION.

         (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

         (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or by publication, or in any other manner permitted by law.

         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it.
Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.

14-2-1331.  COURT COSTS AND COUNSEL FEES.

         (a)     The court in an appraisal proceeding commenced under Code
Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

         (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

                 (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

                 (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

14-2-1332.  LIMITATION OF ACTIONS.

         No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                    BANKERS FIDELITY LIFE INSURANCE COMPANY


PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BANKERS FIDELITY LIFE INSURANCE COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 1, 1996

        The undersigned hereby appoints J. MACK ROBINSON AND EUGENE CHOATE, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated herein, the Common Stock of the undersigned at the Special Meeting of shareholders of the Company to be held on APRIL 1, 1996 and any postponement or adjournment thereof.


         The Board of Directors Recommends a Vote "For" the Proposal:

         To approve the Agreement of Merger dated January 5, 1996:

     [ ]  FOR                [ ]  AGAINST                      [ ]  ABSTAIN


         The shares represented by this proxy card will be voted as directed. If NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR THE ABOVE PROPOSAL. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                   Signature of Shareholder(s)



                                   ----------------------------------------------------------------------


                                   ----------------------------------------------------------------------

                                   Dated:                                                          , 1996
                                           --------------------------------------------------------

                                   IMPORTANT:  Sign exactly as your name(s) appears at left.  Give full title of executor, administrator, trustee, guardian, etc.  Joint owners should each sign personally.